[FRONT COVER]

                      VANGUARD(R) INSTITUTIONAL INDEX FUND

ANNUAL REPORT

DECEMBER 31, 2002

                                                           THE VANGUARD GROUP(R)

EARNING YOUR TRUST EVERY DAY
The past two years brought news of too many corporate scandals, with tales of greed and deception tarnishing Enron, Arthur Andersen, and WorldCom, among others.

     Given the questionable business dealings at some high-profile companies, investors can hardly be blamed for wondering whom they can trust.

     Vanguard is a name that should stand out. Why?

     Our unique corporate structure--The Vanguard Group is owned by each of its independently operated mutual funds and is charged with solely serving the funds' shareholders--ensures that our interests are aligned with yours. We have no other constituency to serve.

     We are client-focused because, quite frankly, it makes good business sense. Your trust is our most valuable asset, and every one of our crew members understands that his or her actions must meet the highest standards of ethical behavior and fiduciary responsibility.

     When you assess the combination of our organizational structure, the independent nature of each of our funds, our long track record of conducting business with integrity, and our total commitment to ethical behavior, we hope you will feel completely secure in entrusting your assets to us. There is no better place for them.


--John J. Brennan
Chairman and Chief Executive Officer

                                                      [PHOTO OF JOHN J. BRENNAN]

================================================================================
SUMMARY

* In the worst-performing stock market in a generation, both share classes of Vanguard Institutional Index Fund declined -22.0%.

* Economic uncertainty, the tough stock market, and corporate misdeeds shook investor confidence.

* Despite a three-year bear market, the fund's Institutional Shares have produced an average annual return of 9.4% over the past ten years, in line with the performance of the S&P 500 Index.
--------------------------------------------------------------------------------
CONTENTS

 1  Letter from the Chairman

 5  Fund Profile

 6  Glossary of Investment Terms

 7  Performance Summary

 8  Your Fund's After-Tax Returns

 9  Results of Proxy Voting

10  Financial Statements
================================================================================

LETTER FROM THE CHAIRMAN

Dear Shareholder,
In the punishing stock market of 2002, both share classes of Vanguard(R) Institutional Index Fund declined -22.0%. The returns were 0.1 percentage point more than the return of the Standard & Poor's 500 Index. Technology stocks were among the worst--and most volatile--performers, accounting for a large share of the index's decline. The stock market's slide quickened during the second and third quarters, but reversed course with a solid rally in the final months of 2002.

================================================================================
---------------------------------------------------------
2002 TOTAL RETURNS                           YEAR ENDED
                                            DECEMBER 31
---------------------------------------------------------
VANGUARD INSTITUTIONAL INDEX FUND
  Institutional Shares                           -22.0%
  Institutional Plus Shares                      -22.0
Average Large-Cap Core Fund*                     -23.5
S&P 500 Index                                    -22.1
---------------------------------------------------------
*Derived from data provided by Lipper Inc.
================================================================================

     The adjacent table shows returns for the Institutional Index Fund's Institutional and Institutional Plus Shares and for the fund's comparative standards. (Institutional Shares, which carried an expense ratio of 0.05% in 2002, require a minimum initial investment of $10 million. Institutional Plus Shares, which require a $200 million initial investment, charged 0.025% in 2002.) The average large-capitalization core mutual fund--the fund's closest analogue among primarily actively managed funds--fell farther than the index, shedding -23.5% of its value.

AMID CORPORATE SCANDALS, STOCKS FELL FOR A THIRD CONSECUTIVE YEAR
During 2002, lawmakers, prosecutors, and securities-industry regulators ramped up their efforts to expose unethical and illegal business practices. As revelations of fraudulent accounting practices mounted--helping to push a handful of well-known companies into bankruptcy--investors lost confidence in the financial markets. Economic uncertainty, the threat of terrorism, and the prospect of war with Iraq also weighed on the nation.

     It was all too much for the stock market, which skidded -20.9% as measured by the Wilshire 5000 Total Market Index, a benchmark that includes mid- and small-cap stocks not represented in the S&P 500. Stocks of all kinds declined. Growth stocks--shares in companies that are expected to increase their earnings quickly--plunged -28.0%, according to the Russell 3000 Growth Index. Value stocks also proved disappointing: The Russell 3000 Value Index fell -15.2%.

     Sorted by market capitalization, the declines were more uniform. Large-cap stocks, as measured by the Russell 1000 Index, sank -21.7%. Small-caps (the Russell 2000 Index) dropped -20.5%.

THE ECONOMY BEGAN TO GROW AGAIN, SLOWLY; BONDS SHONE ONCE MORE
Although the stock market seemed oblivious, the recession of 2001 gave way to halting economic growth in 2002. The production of goods and services rebounded nicely in the first quarter, only to decelerate in the second quarter. This
pattern   reappeared  in  the  second  half  of  the  year:  The  nation's  real
(inflation-adjusted) gross domestic product grew at an annual rate of 4.0% between July and September, but lackluster holiday sales restrained growth in the fourth quarter.

     Interest  rates  dropped,  leading  to a  mortgage-  refinancing  boom that supported consumer spending. The yield of the 3-month Treasury bill fell 53 basis points (0.53 percentage point) to 1.19% as of December 31, while the yield of the 10-year Treasury note declined 124 basis points to 3.81%. The Lehman Brothers Aggregate Bond Index, which tracks the market for taxable investment-grade bonds, returned 10.3% for the year.

================================================================================
MARKET BAROMETER                                    AVERAGE ANNUAL TOTAL RETURNS
                                                 PERIODS ENDED DECEMBER 31, 2002
                                               ---------------------------------
                                                 ONE         THREE          FIVE
                                                YEAR         YEARS         YEARS
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)               -21.7%        -14.2%         -0.6%
Russell 2000 Index (Small-caps)               -20.5          -7.5          -1.4
Wilshire 5000 Index (Entire market)           -20.9         -14.4          -0.9
MSCI All Country World Index Free
  ex USA (International)                      -14.7         -16.4          -2.7
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                    10.3%         10.1%          7.5%
  (Broad taxable market)
Lehman Municipal Bond Index                     9.6           8.8           6.1
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                      1.7           3.9           4.3
================================================================================
CPI
Consumer Price Index                            2.4%          2.4%          2.3%
================================================================================

FOR THE S&P 500, IT WAS THE ROUGHEST YEAR IN A QUARTER-CENTURY
In the past year's difficult investment climate, the large-cap stocks that dominate the S&P 500 Index turned in their worst performance since 1974. Technology stocks, the worst-performing sector during the past three years, lost -37% of their value and shaved about 6 percentage points from the index's (and the fund's) 12-month return.

     Technology companies--and their investors--continued to work through the excesses of the late-1990s tech-stock bubble. Valuations declined as the sector's profits were crushed by corporate America's reluctance to spend heavily on new information technology. During the fourth quarter, however, signs emerged that the long freeze in capital spending might be thawing, and technology stocks posted strong three-month gains.

     The  index's,   and  the  fund's,   other  big  detractors   were  consumer
discretionary and utilities stocks. The utilities sector includes the beleaguered telecommunications stocks, while the consumer discretionary group tumbled on fears that debt-heavy consumers would soon have to rein in their borrowing and spending.

     No stock market sector posted a positive return for the 12 months, but consumer staples stocks--those of the food processors and household-goods makers that have traditionally held up well in tough markets--lost the least.

================================================================================
----------------------------------------------------------
TOTAL RETURNS                        TEN YEARS ENDED
                                    DECEMBER 31, 2002
                              ----------------------------
                               AVERAGE      FINAL VALUE OF
                                ANNUAL       A $10,000,000
                                RETURN  INITIAL INVESTMENT
----------------------------------------------------------
Institutional Index Fund
  Institutional Shares            9.4%         $24,559,679
Average Large-Cap Core Fund       7.5           20,567,715
S&P 500 Index                     9.3           24,432,967
----------------------------------------------------------

                                JULY 7, 1997,* THROUGH
                                   DECEMBER 31, 2002
                             -----------------------------
                               AVERAGE      FINAL VALUE OF
                                ANNUAL      A $200,000,000
                                RETURN  INITIAL INVESTMENT
----------------------------------------------------------
Institutional Index Fund
  Institutional Plus Shares       0.9%        $209,689,505
Average Large-Cap Core Fund      -0.4          195,873,308
S&P 500 Index                     0.7          208,311,476
----------------------------------------------------------
*Share-class inception.
================================================================================

INDEXING HAS YIELDED LONG-TERM REWARDS
The Institutional Index Fund's longer-term returns provide a welcome counterpoint to its recent dismal results. As shown in the table above, even after the ravages of the bear market, the annualized return of the fund's Institutional Shares over the past ten years is 9.4%--surpassing the return of the average competing fund by 1.9 percentage points and returning 0.1 percentage point more than the S&P 500 Index. (The average annual return of the Institutional Plus Shares, first offered in July 1997, and those of its comparative standards since the Plus Shares' inception are also presented above.) It may be surprising for some pundits to see that indexing performed well relative to active management during the bear market.

     The additional wealth created by the fund's outperformance of its average peer is truly breathtaking, especially when taking into account the large investments made by shareholders in the fund. During the past decade, an initial investment of $10 million in our Institutional Shares would have increased to $24,559,679. The same amount of capital invested in the average competitor would have increased to $20,567,715. Whether you oversee assets for a retirement plan, a foundation, or another type of institutional portfolio, that extra $4 million would have made it easier to fulfill your mission.

PREPARE FOR THE BEST--AND FOR THE WORST
Is the worst over? The stock market's fourth-quarter rally was encouraging, but the truth is no one knows what the market's future returns will be. The best approach to this uncertainty, for institutions and individuals alike, is to diversify widely, both within and across asset classes. Vanguard advocates a balanced investment approach that includes stock, bond, and money market funds in proportions appropriate for each investor's goals and unique circumstances. We offer a full range of institutionally priced portfolios that allow such a plan to be implemented with ease.

     By following these simple principles, you enhance your ability to stick with an investment program through good times and bad, an important key to the long-term success of your institution's portfolio.

     Thank you for entrusting your assets to Vanguard.

Sincerely,


JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

January 21, 2003

================================================================================
YOUR FUND'S PERFORMANCE AT A GLANCE         DECEMBER 31, 2001-DECEMBER 31, 2002

                                                         DISTRIBUTIONS PER SHARE
                                                        ------------------------
                             STARTING         ENDING        INCOME       CAPITAL
                          SHARE PRICE    SHARE PRICE     DIVIDENDS         GAINS
--------------------------------------------------------------------------------
Institutional Index Fund
  Institutional Shares        $104.89         $80.45        $1.410        $0.000
  Institutional Plus Shares    104.89          80.45         1.432         0.000
--------------------------------------------------------------------------------

FUND PROFILE                                             AS OF DECEMBER 31, 2002

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with its unmanaged target index. Key terms are defined on page 6.

INSTITUTIONAL INDEX FUND
================================================================================
--------------------------------------------------
PORTFOLIO CHARACTERISTICS

                                            TARGET
                                   FUND     INDEX*
--------------------------------------------------
Number of Stocks                   502       500
Median Market Cap                $47.0B    $47.0B
Price/Earnings Ratio              21.9x     21.9x
Price/Book Ratio                   2.7x      2.7x
Yield                                        1.8%
  Institutional Shares             1.5%
  Institutional Plus Shares        1.5%
Return on Equity                  23.2%     23.2%
Earnings Growth Rate               7.3%      7.3%
Foreign Holdings                   0.3%      0.3%
Turnover Rate                       10%       --
Expense Ratio                                 --
  Institutional Shares            0.05%
  Institutional Plus Shares      0.025%
Cash Investments                   0.0%       --
--------------------------------------------------

--------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

Microsoft Corp.                       3.4%
  (software)
General Electric Co.                  3.0
  (conglomerate)
ExxonMobil Corp.                      2.9
  (oil)
Wal-Mart Stores, Inc.                 2.7
  (retail)
Pfizer, Inc.                          2.3
  (pharmaceuticals)
Citigroup, Inc.                       2.2
  (banking)
Johnson & Johnson                     2.0
  (pharmaceuticals)
American International Group, Inc.    1.8
  (insurance)
International Business Machines Corp. 1.6
  (computer hardware)
Merck & Co., Inc.                     1.6
  (pharmaceuticals)
--------------------------------------------------
Top Ten                              23.5%
--------------------------------------------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.
--------------------------------------------------------------------------------
----------------------------------
VOLATILITY MEASURES

                            TARGET
                      FUND  INDEX*
----------------------------------
R-Squared             1.00    1.00
Beta                  1.00    1.00
----------------------------------
----------------------------------
INVESTMENT FOCUS

STYLE - BLEND
MARKET CAP - LARGE
----------------------------------

--------------------------------------------------
SECTOR DIVERSIFICATION (% OF COMMON STOCKS)

                                          TARGET
                                  FUND    INDEX*
--------------------------------------------------
Auto & Transportation             2.6%      2.6%
Consumer Discretionary           13.3      13.3
Consumer Staples                  8.5       8.5
Financial Services               21.8      21.8
Health Care                      14.8      14.8
Integrated Oils                   4.6       4.6
Other Energy                      1.5       1.5
Materials & Processing            3.3       3.3
Producer Durables                 3.8       3.8
Technology                       13.6      13.6
Utilities                         7.6       7.6
Other                             4.6       4.6
--------------------------------------------------
*S&P 500 Index.
================================================================================

                                                            Visit our website at
                                                                WWW.VANGUARD.COM
                                         for regularly updated fund information.

================================================================================
GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's target index. The index is assigned a beta of 1.00. A fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts or other equity index products to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's target index. If the fund's total returns were precisely synchronized with the index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                      AS OF DECEMBER 31, 2002

All of the data in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

INSTITUTIONAL INDEX FUND
--------------------------------------------------------------------------------

CUMULATIVE PERFORMANCE DECEMBER 31, 1992-DECEMBER 31, 2002

         INSTITUTIONAL     AVERAGE LARGE-CAP                     WILSHIRE 5000
          INDEX FUND          CORE FUND        S&P 500 INDEX         INDEX
         -------------     ----------------    -------------     -------------
12/1992   10,000,000          10,000,000        10,000,000         10,000,000
03/1993   10,437,317          10,375,000        10,436,690         10,425,733
06/1993   10,484,403          10,453,000        10,487,487         10,504,122
09/1993   10,753,404          10,798,000        10,758,498         10,929,333
12/1993   11,002,416          11,061,000        11,007,869         11,128,165
03/1994   10,583,248          10,662,388        10,590,416         10,713,252
06/1994   10,627,322          10,573,210        10,635,014         10,629,615
09/1994   11,146,285          11,009,641        11,154,970         11,207,291
12/1994   11,146,382          10,907,252        11,153,226         11,121,111
03/1995   12,230,176          11,780,872        12,239,189         12,125,381
06/1995   13,396,310          12,802,042        13,407,526         13,257,427
09/1995   14,463,549          13,751,041        14,473,031         14,469,127
12/1995   15,337,639          14,434,657        15,344,358         15,174,727
03/1996   16,165,434          15,169,051        16,167,872         16,027,215
06/1996   16,886,754          15,754,193        16,893,552         16,733,400
09/1996   17,412,950          16,241,355        17,415,814         17,206,840
12/1996   18,874,289          17,396,649        18,867,464         18,393,622
03/1997   19,375,970          17,583,964        19,373,201         18,512,614
06/1997   22,761,088          20,434,764        22,755,445         21,639,209
09/1997   24,469,245          21,940,446        24,459,837         23,750,288
12/1997   25,171,072          22,314,682        25,162,270         24,149,026
03/1998   28,683,640          25,266,397        28,672,222         27,351,440
06/1998   29,635,590          25,952,150        29,619,046         27,884,145
09/1998   26,695,880          22,938,737        26,672,814         24,530,002
12/1998   32,417,991          27,984,843        32,353,297         29,807,266
03/1999   34,038,789          29,324,181        33,965,260         30,932,064
06/1999   36,431,611          31,251,579        36,359,221         33,346,453
09/1999   34,160,959          29,301,942        34,088,803         31,140,994
12/1999   39,282,383          34,239,455        39,160,929         36,829,601
03/2000   40,171,544          35,687,528        40,058,856         38,235,380
06/2000   39,135,304          34,804,883        38,994,882         36,520,973
09/2000   38,783,934          34,517,688        38,617,144         36,581,247
12/2000   35,766,827          31,171,600        35,595,570         32,802,404
03/2001   31,519,013          27,793,447        31,375,553         28,755,111
06/2001   33,361,479          29,368,361        33,211,818         30,903,577
09/2001   28,460,585          25,056,390        28,336,930         25,990,625
12/2001   31,500,107          26,882,388        31,364,742         29,205,985
03/2002   31,584,107          27,273,709        31,450,953         29,486,982
06/2002   27,349,315          23,770,751        27,237,290         25,768,542
09/2002   22,650,427          19,942,381        22,531,840         21,438,759
12/2002   24,559,679          20,567,715        24,432,967         23,114,813
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 AVERAGE ANNUAL TOTAL RETURNS
                               PERIODS ENDED DECEMBER 31, 2002
                               -------------------------------  FINAL VALUE OF A
                                   ONE       FIVE        TEN         $10,000,000
                                  YEAR      YEARS      YEARS          INVESTMENT
--------------------------------------------------------------------------------
Institutional Index Fund
  Institutional Shares         -22.03%     -0.49%      9.40%         $24,559,679
Average Large-Cap Core Fund*   -23.49      -1.62       7.48           20,567,715
S&P 500 Index                  -22.10      -0.59       9.34           24,432,967
Wilshire 5000 Index            -22.86      -0.87       8.74           23,114,813
--------------------------------------------------------------------------------

                                                                FINAL VALUE OF A
                                  ONE       FIVE         SINCE      $200,000,000
                                 YEAR      YEARS   INCEPTION**        INVESTMENT
--------------------------------------------------------------------------------
Institutional Index Fund
  Institutional Plus Shares   -22.01%     -0.46%         0.87%      $209,689,505
S&P 500 Index                 -22.10      -0.59          0.75        208,311,476
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) DECEMBER 31, 1992-DECEMBER 31, 2002

FISCAL YEAR     TOTAL RETURN   S&P 500 Index
--------------------------------------------
   1993             10.0           10.1
   1994              1.3            1.3
   1995             37.6           37.6
   1996             23.1           23.0
   1997             33.4           33.4
   1998             28.8           28.6
   1999             21.2           21.0
   2000             -8.9           -9.1
   2001            -11.9          -11.9
   2002            -22.0          -22.1
---------------------------------------------
--------------------------------------------------------------------------------
 *Derived from data provided by Lipper Inc.
**July 7, 1997.
Note: See Financial Highlights tables on pages 19 and 20 for dividend and capital gains information.

YOUR FUND'S AFTER-TAX RETURNS
This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.

     Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. (In the example that assumes all fund shares were sold, a negative pre-tax total return translates into a higher after-tax return. This is because the calculation assumes that the investor received a tax deduction for the loss incurred on the sale.)

     The table shows returns for Institutional Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

     Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS                     PERIODS ENDED DECEMBER 31, 2002
                                                 -------------------------------
                                                       ONE       FIVE        TEN
                                                      YEAR      YEARS      YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL INDEX FUND INSTITUTIONAL SHARES
Returns Before Taxes                               -22.03%     -0.49%      9.40%
Returns After Taxes on Distributions               -22.52      -1.08       8.47
Returns After Taxes on Distributions
  and Sale of Fund Shares                          -13.51      -0.59       7.51
--------------------------------------------------------------------------------

================================================================================
NOTICE TO SHAREHOLDERS

At a special meeting of shareholders on December 3, 2002, fund shareholders approved the following proposals:

- Elect trustees for the fund.* The individuals listed in the table below were elected as trustees for the fund. All trustees served as trustees to the fund prior to the shareholder meeting.

--------------------------------------------------------------------------------
                                                                     PERCENTAGE
TRUSTEE                        FOR                WITHHELD               FOR
--------------------------------------------------------------------------------
John J. Brennan           16,784,653,841         18,607,334              99.9%
Charles D. Ellis          16,784,890,905         18,370,269              99.9
Rajiv L. Gupta            16,783,876,595         19,384,579              99.9
JoAnn Heffernan Heisen    16,784,592,095         18,669,079              99.9
Burton G. Malkiel         16,774,885,176         28,375,998              99.8
Alfred M. Rankin, Jr.     16,784,539,526         18,721,648              99.9
J. Lawrence Wilson        16,784,114,836         19,146,338              99.9
--------------------------------------------------------------------------------
*Results are for all funds within the same trust.

- Change the fund's policy on investing in other mutual funds. This change enables the fund to invest its cash reserves in specially created money market and short-term bond funds. This new cash management program, which is similar to those of other large mutual fund complexes, should help the fund to achieve greater diversification and to earn modestly higher returns on its cash reserves. The fund will need Securities and Exchange Commission approval before implementing this new cash management program.

---------------------------------------------------------------------------------------
                                                                   BROKER    PERCENTAGE
FUND                     FOR            AGAINST       ABSTAIN     NON-VOTES     FOR
---------------------------------------------------------------------------------------
Institutional Index  13,824,454,403   828,377,739   397,160,946  604,532,380    88.3%
---------------------------------------------------------------------------------------

- Reclassify the fund as nondiversified. This change to "nondiversified" status enables the fund to continue tracking its target index in the event that the index becomes dominated by a small number of stocks.

---------------------------------------------------------------------------------------
                                                                   BROKER    PERCENTAGE
FUND                     FOR            AGAINST       ABSTAIN     NON-VOTES     FOR
---------------------------------------------------------------------------------------
Institutional Index 14,044,500,862   798,800,079    206,692,146  604,532,380    89.7%
---------------------------------------------------------------------------------------

Note: Vote tabulations are rounded to the nearest whole number.

FINANCIAL STATEMENTS                                     AS OF DECEMBER 31, 2002

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Common stocks are listed in descending market-value order. Temporary cash investments and other assets are added to, and liabilities are subtracted from, the value of Total Common Stocks to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

================================================================================
                                                                          MARKET
                                                                          VALUE*
INSTITUTIONAL INDEX FUND                             SHARES                (000)
--------------------------------------------------------------------------------
COMMON STOCKS (99.2%)(1)
--------------------------------------------------------------------------------
* Microsoft Corp.                                19,232,858              994,339
  General Electric Co.                           35,797,095              871,659
  ExxonMobil Corp.                               24,205,928              845,755
  Wal-Mart Stores, Inc.                          15,878,449              802,020
  Pfizer, Inc.                                   22,167,235              677,652
  Citigroup, Inc.                                18,476,808              650,199
  Johnson & Johnson                              10,686,166              573,954
  American International
    Group, Inc.                                   9,383,915              542,859
  International Business
    Machines Corp.                                6,079,768              471,182
  Merck & Co., Inc.                               8,078,065              457,299
  Procter & Gamble Co.                            4,674,015              401,685
  The Coca-Cola Co.                               8,918,202              390,796
  Verizon Communications                          9,841,390              381,354
  Bank of America Corp.                           5,384,167              374,576
  Intel Corp.                                    23,832,220              371,068
* Cisco Systems, Inc.                            25,991,121              340,484
  SBC Communications Inc.                        11,943,793              323,796
  Philip Morris Cos., Inc.                        7,441,562              301,606
  Wells Fargo & Co.                               6,086,302              285,265
  PepsiCo, Inc.                                   6,212,691              262,300
* Viacom Inc. Class B                             6,299,171              256,754
  Eli Lilly & Co.                                 4,041,099              256,610
  ChevronTexaco Corp.                             3,842,448              255,446
  United Parcel Service, Inc.                     4,016,683              253,372
* Dell Computer Corp.                             9,316,456              249,122
  Fannie Mae                                      3,579,345              230,259
================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                     SHARES                (000)
--------------------------------------------------------------------------------
  Abbott Laboratories                             5,620,947              224,838
* Amgen, Inc.                                     4,629,968              223,813
  AOL Time Warner Inc.                           16,080,531              210,655
* Oracle Corp.                                   19,266,974              208,083
  Home Depot, Inc.                                8,366,466              200,461
  Medtronic, Inc.                                 4,389,198              200,147
  Pharmacia Corp.                                 4,651,013              194,412
  Hewlett-Packard Co.                            10,977,168              190,564
  Wyeth                                           4,768,799              178,353
  Wachovia Corp.                                  4,893,473              178,318
* Comcast Corp. Class A                           7,406,758              174,577
  3M Co.                                          1,403,733              173,080
  BellSouth Corp.                                 6,685,840              172,963
  J.P. Morgan Chase & Co.                         7,182,112              172,371
  American Express Co.                            4,728,072              167,137
  Bristol-Myers Squibb Co.                        6,968,155              161,313
  Morgan Stanley                                  3,905,427              155,905
  Bank One Corp.                                  4,189,516              153,127
  E.I. du Pont de Nemours & Co.                   3,573,929              151,535
  Anheuser-Busch Cos., Inc.                       3,078,914              149,019
  Freddie Mac                                     2,502,651              147,782
  U.S. Bancorp                                    6,890,910              146,225
  Tyco International Ltd.                         7,177,342              122,589
  Fifth Third Bancorp                             2,078,491              121,696
  The Walt Disney Co.                             7,346,316              119,818
  Merrill Lynch & Co., Inc.                       3,109,709              118,013
  ConocoPhillips                                  2,434,702              117,815
  Washington Mutual, Inc.                         3,405,529              117,593
  Schering-Plough Corp.                           5,275,991              117,127
================================================================================

================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                     SHARES                (000)
--------------------------------------------------------------------------------
  The Goldman Sachs Group, Inc.                   1,717,607              116,969
  Gillette Co.                                    3,795,085              115,219
  Walgreen Co.                                    3,686,932              107,622
  United Technologies Corp.                       1,703,981              105,545
  Lowe's Cos., Inc.                               2,807,360              105,276
* QUALCOMM Inc.                                   2,824,167              102,771
  Colgate-Palmolive Co.                           1,936,286              101,519
  The Boeing Co.                                  3,019,990               99,629
  Target Corp.                                    3,267,831               98,035
  Dow Chemical Co.                                3,277,570               97,344
  First Data Corp.                                2,705,682               95,808
  Lockheed Martin Corp.                           1,640,640               94,747
  Cardinal Health, Inc.                           1,592,108               94,237
  Allstate Corp.                                  2,528,794               93,540
  Texas Instruments, Inc.                         6,227,067               93,468
  FleetBoston Financial Corp.                     3,775,745               91,751
  UnitedHealth Group Inc.                         1,095,213               91,450
  Marsh & McLennan Cos., Inc.                     1,931,936               89,275
  Schlumberger Ltd.                               2,088,899               87,922
  Kimberly-Clark Corp.                            1,850,482               87,842
  MBNA Corp.                                      4,596,199               87,420
  Automatic Data
    Processing, Inc.                              2,154,365               84,559
* Clear Channel
    Communications, Inc.                          2,204,150               82,193
* Applied Materials, Inc.                         5,928,419               77,247
  Emerson Electric Co.                            1,514,659               77,020
  HCA Inc.                                        1,846,135               76,615
* eBay Inc.                                       1,110,656               75,325
  General Motors Corp.                            2,016,163               74,316
  McDonald's Corp.                                4,566,076               73,422
  Southern Co.                                    2,566,643               72,867
  AT&T Corp.                                      2,771,299               72,359
  Motorola, Inc.                                  8,277,347               71,599
  Illinois Tool Works, Inc.                       1,102,408               71,502
  Honeywell International Inc.                    2,954,089               70,898
  Sysco Corp.                                     2,362,764               70,387
  Alcoa Inc.                                      3,037,348               69,191
  Gannett Co., Inc.                                 961,483               69,034
  Metropolitan Life Insurance Co.                 2,519,462               68,126
* Kohl's Corp.                                    1,213,167               67,877
  Prudential Financial, Inc.                      2,036,886               64,651
* Forest Laboratories, Inc.                         650,993               63,941
  BB&T Corp.                                      1,722,728               63,724
  Northrop Grumman Corp.                            655,073               63,542
  Sara Lee Corp.                                  2,804,960               63,140
  Duke Energy Corp.                               3,207,831               62,681
  The Bank of New York Co., Inc.                  2,613,114               62,610
* Boston Scientific Corp.                         1,467,347               62,392
  General Mills, Inc.                             1,323,733               62,149
  Ford Motor Co.                                  6,602,514               61,403
  Exelon Corp.                                    1,162,139               61,326
================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                     SHARES                (000)
--------------------------------------------------------------------------------
  Dominion Resources, Inc.                        1,105,407               60,687
  International Paper Co.                         1,725,551               60,343
  National City Corp.                             2,201,539               60,146
  Baxter International, Inc.                      2,134,635               59,770
  FedEx Corp.                                     1,072,876               58,171
  SunTrust Banks, Inc.                            1,020,460               58,085
  General Dynamics Corp.                            722,857               57,373
  SLM Corp.                                         552,366               57,369
  ALLTEL Corp.                                    1,119,100               57,074
  Caterpillar, Inc.                               1,238,399               56,620
  AFLAC Inc.                                      1,856,898               55,930
* AT&T Wireless Services Inc.                     9,746,874               55,070
  Union Pacific Corp.                               911,258               54,557
* Travelers Property
    Casualty Corp. Class B                        3,611,110               52,903
  Carnival Corp.                                  2,111,181               52,674
  Charles Schwab Corp.                            4,833,174               52,440
  Kellogg Co.                                     1,468,641               50,330
  Harley-Davidson, Inc.                           1,088,940               50,309
  Waste Management, Inc.                          2,189,750               50,189
  Tribune Co.                                     1,096,603               49,852
  The Gap, Inc.                                   3,180,232               49,357
* EMC Corp.                                       7,912,938               48,585
  ConAgra Foods, Inc.                             1,932,169               48,324
  Stryker Corp.                                     712,307               47,810
  Household International, Inc.                   1,703,798               47,383
  Sprint Corp.                                    3,218,513               46,604
* Costco Wholesale Corp.                          1,639,756               46,012
  Avon Products, Inc.                               846,229               45,586
  Lehman Brothers Holdings, Inc.                    854,112               45,516
  State Street Corp.                              1,167,066               45,516
  Raytheon Co.                                    1,460,377               44,907
  Wm. Wrigley Jr. Co.                               810,724               44,493
  Omnicom Group Inc.                                676,718               43,716
* The Kroger Co.                                  2,781,348               42,972
  Anadarko Petroleum Corp.                          894,524               42,848
  PNC Financial Services Group                    1,021,884               42,817
  NIKE, Inc. Class B                                954,339               42,439
  The McGraw-Hill Cos., Inc.                        697,350               42,148
  Newmont Mining Corp.
    (Holding Company)                             1,445,339               41,958
  The Hartford Financial
    Services Group Inc.                             918,044               41,707
  H.J. Heinz Co.                                  1,263,146               41,520
  Mellon Financial Corp.                          1,550,181               40,475
* NEXTEL Communications, Inc.                     3,464,226               40,012
  Golden West Financial Corp.                       552,052               39,643
  FPL Group, Inc.                                   656,740               39,490
  Deere & Co.                                       858,550               39,365
* Cendant Corp.                                   3,728,476               39,074
  Progressive Corp. of Ohio                         783,574               38,889
  Baker Hughes, Inc.                              1,207,681               38,875
================================================================================

================================================================================
                                                                          MARKET
                                                                          VALUE*
INSTITUTIONAL INDEX FUND                             SHARES                (000)
--------------------------------------------------------------------------------
  Weyerhaeuser Co.                                  787,835               38,769
  Southwest Airlines Co.                          2,787,131               38,741
  Occidental Petroleum Corp.                      1,356,203               38,584
  KeyCorp                                         1,528,617               38,429
* WellPoint Health Networks Inc.
    Class A                                         535,312               38,093
  Maxim Integrated Products, Inc.                 1,152,343               38,073
  XL Capital Ltd. Class A                           488,810               37,761
  Paychex, Inc.                                   1,353,135               37,752
  Masco Corp.                                     1,769,804               37,254
  TJX Cos., Inc.                                  1,900,060               37,089
* Safeway, Inc.                                   1,587,115               37,075
  Equity Office Properties
    Trust REIT                                    1,481,193               37,000
  Progress Energy, Inc.                             852,216               36,944
  Eastman Kodak Co.                               1,049,817               36,786
  The Principal Financial
    Group, Inc.                                   1,212,137               36,522
  Entergy Corp.                                     798,690               36,412
* Bed Bath & Beyond, Inc.                         1,052,745               36,351
  Danaher Corp.                                     548,353               36,027
  Burlington Northern
    Santa Fe Corp.                                1,357,901               35,319
  FirstEnergy Corp.                               1,070,956               35,309
  CVS Corp.                                       1,413,915               35,305
  Coca-Cola Enterprises, Inc.                     1,616,833               35,118
  Air Products & Chemicals, Inc.                    817,554               34,950
* Sun Microsystems, Inc.                          11,204,446              34,846
* Yahoo! Inc.                                     2,125,391               34,750
* Intuit, Inc.                                      738,389               34,645
  Campbell Soup Co.                               1,474,578               34,608
* Guidant Corp.                                   1,099,887               33,931
  Praxair, Inc.                                     581,918               33,617
  American Electric
    Power Co., Inc.                               1,219,161               33,320
  Hershey Foods Corp.                               489,800               33,032
  Consolidated Edison Inc.                          768,425               32,904
  The Clorox Co.                                    791,673               32,657
  The Chubb Corp.                                   615,387               32,123
* Anthem, Inc.                                      508,752               32,000
  Franklin Resources Corp.                          935,128               31,869
  Electronic Data Systems Corp.                   1,713,809               31,586
* Analog Devices, Inc.                            1,315,695               31,406
  SouthTrust Corp.                                1,247,942               31,011
* Staples, Inc.                                   1,692,480               30,972
  Burlington Resources, Inc.                        724,416               30,896
  PPG Industries, Inc.                              609,648               30,574
* Qwest Communications
    International Inc.                            6,099,761               30,499
  Albertson's, Inc.                               1,363,956               30,362
* Agilent Technologies, Inc.                      1,679,175               30,158
  Mattel, Inc.                                    1,573,181               30,126
================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                    SHARES                (000)
--------------------------------------------------------------------------------
  Loews Corp.                                       667,186               29,663
  Apache Corp.                                      518,044               29,523
  Halliburton Co.                                 1,570,140               29,377
  Newell Rubbermaid, Inc.                           961,963               29,176
* Zimmer Holdings, Inc.                             701,473               29,125
  John Hancock Financial
    Services, Inc.                                1,036,661               28,923
  Linear Technology Corp.                         1,122,540               28,872
  Archer-Daniels-Midland Co.                      2,326,516               28,849
* Concord EFS, Inc.                               1,830,097               28,806
* Tenet Healthcare Corp.                          1,754,645               28,776
* Starbucks Corp.                                 1,397,229               28,476
  Unocal Corp.                                      928,017               28,379
  Becton, Dickinson & Co.                           923,643               28,347
  McKesson Corp.                                  1,047,433               28,312
  Marriott International, Inc.
    Class A                                         855,423               28,118
  Cintas Corp.                                      612,028               28,000
  Norfolk Southern Corp.                          1,398,352               27,953
  DTE Energy Co.                                    602,291               27,946
* Best Buy Co., Inc.                              1,156,550               27,931
  Northern Trust Corp.                              794,767               27,857
  Computer Associates
    International, Inc.                           2,062,199               27,840
  Pitney Bowes, Inc.                                850,942               27,792
  St. Paul Cos., Inc.                               814,566               27,736
  Ace, Ltd.                                         944,739               27,719
* Apollo Group, Inc. Class A                        627,405               27,606
* Lexmark International, Inc.                       453,033               27,408
  Sears, Roebuck & Co.                            1,137,574               27,245
  Comerica, Inc.                                    628,362               27,170
  Allergan, Inc.                                    465,496               26,822
  Biomet, Inc.                                      934,656               26,787
  Transocean Inc.                                 1,148,502               26,645
  Regions Financial Corp.                           795,295               26,531
  Limited Brands, Inc.                            1,881,257               26,206
  Ingersoll-Rand Co.                                608,563               26,205
  H & R Block, Inc.                                 649,836               26,123
  The Pepsi Bottling Group, Inc.                  1,008,857               25,928
  Devon Energy Corp.                                563,481               25,864
  Rohm & Haas Co.                                   795,166               25,827
* Yum! Brands, Inc.                               1,063,165               25,750
  Public Service Enterprise
    Group, Inc.                                     799,962               25,679
  Johnson Controls, Inc.                            319,273               25,596
* Chiron Corp.                                      676,773               25,447
* St. Jude Medical, Inc.                            638,568               25,364
* Electronic Arts Inc.                              508,200               25,293
* AutoZone Inc.                                     354,447               25,042
* Xilinx, Inc.                                    1,212,583               24,979
  Fortune Brands, Inc.                              536,897               24,971
  New York Times Co. Class A                        544,751               24,911
================================================================================
12

================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                     SHARES                (000)
--------------------------------------------------------------------------------
  AmSouth Bancorp                                 1,278,621               24,550
* MedImmune Inc.                                    902,792               24,529
  Avery Dennison Corp.                              394,881               24,119
* KLA-Tencor Corp.                                  678,821               24,010
* SunGard Data Systems, Inc.                      1,018,361               23,993
  Equity Residential REIT                           974,447               23,952
  Marathon Oil Corp.                              1,123,193               23,913
  May Department Stores Co.                       1,036,632               23,822
  Capital One Financial Corp.                       798,001               23,717
* International Game Technology                     311,622               23,658
  Countrywide Financial Corp.                       454,564               23,478
* Fiserv, Inc.                                      688,335               23,369
  Charter One Financial, Inc.                       812,802               23,352
* Veritas Software Corp.                          1,480,344               23,123
  Ecolab, Inc.                                      466,029               23,068
  Simon Property Group, Inc. REIT                   674,830               22,991
  Ameren Corp.                                      552,497               22,967
  MBIA, Inc.                                        522,230               22,905
* Genzyme Corp.-General Division                    771,772               22,821
  Moody's Corp.                                     543,558               22,443
  Aetna Inc.                                        541,467               22,265
  J.C. Penney Co., Inc.
    (Holding Company)                               963,613               22,173
  Cincinnati Financial Corp.                        581,094               21,820
  CSX Corp.                                         766,172               21,690
  TXU Corp.                                       1,158,447               21,640
  Marshall & Ilsley Corp.                           785,246               21,500
* Biogen, Inc.                                      536,184               21,480
  Ambac Financial Group, Inc.                       381,218               21,440
* Xerox Corp.                                     2,644,255               21,286
* Computer Sciences Corp.                           617,399               21,269
  Textron, Inc.                                     494,554               21,261
  Dover Corp.                                       727,520               21,214
* Micron Technology, Inc.                         2,175,937               21,194
  Adobe Systems, Inc.                               850,270               21,088
  Aon Corp.                                       1,113,985               21,043
  Synovus Financial Corp.                         1,078,383               20,921
  AmerisourceBergen Corp.                           380,818               20,682
  CIGNA Corp.                                       501,436               20,619
* PeopleSoft, Inc.                                1,125,726               20,601
  Bear Stearns Co., Inc.                            345,782               20,539
  PPL Corp.                                         591,535               20,514
  Cinergy Corp.                                     605,377               20,413
  UST, Inc.                                         607,726               20,316
* Federated Department
    Stores, Inc.                                    705,694               20,296
* Comcast Corp. Special Class A                     895,953               20,240
* PG&E Corp.                                      1,455,392               20,230
* Univision Communications Inc.                     823,941               20,187
  Lincoln National Corp.                            636,919               20,114
  Union Planters Corp.                              712,775               20,057
  ITT Industries, Inc.                              330,235               20,042
================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                     SHARES                (000)
--------------------------------------------------------------------------------
  Eaton Corp.                                       253,529               19,803
  Jefferson-Pilot Corp.                             516,359               19,678
  North Fork Bancorp, Inc.                          581,002               19,603
  Parker Hannifin Corp.                             424,567               19,585
  Interpublic Group of Cos., Inc.                 1,386,899               19,528
  Family Dollar Stores, Inc.                        622,265               19,421
  Genuine Parts Co.                                 628,170               19,348
  PACCAR, Inc.                                      416,739               19,224
* Quest Diagnostics, Inc.                           331,368               18,855
  Knight Ridder                                     296,244               18,737
* American Standard Cos., Inc.                      260,584               18,538
  Kinder Morgan, Inc.                               437,788               18,505
* Apple Computer, Inc.                            1,290,521               18,493
* Nabors Industries, Inc.                           520,515               18,359
* BJ Services Co.                                   563,762               18,215
  Monsanto Co.                                      940,092               18,097
  KeySpan Corp.                                     510,834               18,002
  MeadWestvaco Corp.                                719,461               17,778
  Amerada Hess Corp.                                320,780               17,659
  NiSource, Inc.                                    876,793               17,536
  Sempra Energy                                     736,682               17,423
  SAFECO Corp.                                      497,154               17,236
  Hilton Hotels Corp.                             1,353,260               17,200
  Starwood Hotels & Resorts
    Worldwide, Inc.                                 717,199               17,026
* Altera Corp.                                    1,375,823               16,978
  W.W. Grainger, Inc.                               328,840               16,952
* Noble Corp.                                       481,356               16,920
  EOG Resources, Inc.                               415,656               16,593
  Constellation Energy Group, Inc.                  592,428               16,481
* Jones Apparel Group, Inc.                         463,394               16,423
* Office Depot, Inc.                              1,109,525               16,377
  First Tennessee National Corp.                    451,740               16,236
  Delphi Corp.                                    2,007,526               16,161
  IMS Health, Inc.                                1,009,961               16,159
  Brown-Forman Corp. Class B                        245,996               16,078
  Kerr-McGee Corp.                                  360,957               15,990
  Molex, Inc.                                       692,322               15,951
* Harrah's Entertainment, Inc.                      402,128               15,924
  Huntington Bancshares Inc.                        847,288               15,853
  Xcel Energy, Inc.                               1,434,005               15,774
* Sprint PCS                                      3,592,159               15,734
  Leggett & Platt, Inc.                             700,154               15,711
  Plum Creek Timber Co. Inc. REIT                   664,689               15,687
  Torchmark Corp.                                   426,035               15,563
* Lucent Technologies, Inc.                      12,348,288               15,559
  Health Management
    Associates Class A                              857,097               15,342
  Rockwell Collins, Inc.                            657,837               15,301
  Sherwin-Williams Co.                              539,496               15,241
  UnumProvident Corp.                               868,605               15,235
  CenturyTel, Inc.                                  512,951               15,070
================================================================================

================================================================================
                                                                          MARKET
                                                                          VALUE*
INSTITUTIONAL INDEX FUND                             SHARES                (000)
--------------------------------------------------------------------------------
* Novellus Systems, Inc.                            534,749               15,016
  El Paso Corp.                                   2,153,953               14,991
* Broadcom Corp.                                    992,172               14,942
  MGIC Investment Corp.                             361,451               14,928
* King Pharmaceuticals, Inc.                        865,700               14,881
  Georgia Pacific Group                             899,332               14,533
* BMC Software, Inc.                                847,605               14,503
  Dollar General Corp.                            1,198,160               14,318
  VF Corp.                                          390,979               14,095
* Edison International                            1,171,427               13,881
  Rockwell Automation, Inc.                         668,602               13,847
  Vulcan Materials Co.                              364,964               13,686
* Corning, Inc.                                   4,127,052               13,661
  R.J. Reynolds Tobacco
    Holdings, Inc.                                  317,358               13,364
  Applera Corp.-Applied
    Biosystems Group                                752,207               13,194
* Siebel Systems, Inc.                            1,742,688               13,035
  Zions Bancorp                                     327,108               12,871
  Dow Jones & Co., Inc.                             296,639               12,824
  Whirlpool Corp.                                   245,258               12,807
* Jabil Circuit, Inc.                               712,017               12,759
  Darden Restaurants Inc.                           614,425               12,565
* JDS Uniphase Corp.                              5,086,575               12,564
  Sigma-Aldrich Corp.                               257,901               12,560
  Tiffany & Co.                                     523,096               12,507
* Pactiv Corp.                                      569,736               12,454
  Black & Decker Corp.                              289,641               12,423
* Network Appliance, Inc.                         1,212,110               12,121
  Cooper Industries, Inc. Class A                   331,183               12,072
  T. Rowe Price Group Inc.                          440,105               12,006
  International Flavors &
    Fragrances, Inc.                                339,619               11,921
  Equifax, Inc.                                     511,842               11,844
* Thermo Electron Corp.                             587,658               11,824
  Nucor Corp.                                       281,087               11,609
* QLogic Corp.                                      336,292               11,605
* Unisys Corp.                                    1,166,458               11,548
  Liz Claiborne, Inc.                               384,266               11,393
  RadioShack Corp.                                  605,884               11,354
* Sealed Air Corp.                                  301,781               11,256
  Wendy's International, Inc.                       415,131               11,238
  Centex Corp.                                      221,564               11,122
  Pinnacle West Capital Corp.                       325,337               11,091
  The Stanley Works                                 317,449               10,977
* Watson Pharmaceuticals, Inc.                      384,223               10,862
  C.R. Bard, Inc.                                   185,907               10,783
* Tellabs, Inc.                                   1,481,692               10,772
* Citizens Communications Co.                     1,014,864               10,707
* American Power
    Conversion Corp.                                705,017               10,681
* Solectron Corp.                                 2,969,430               10,541
================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                     SHARES                (000)
--------------------------------------------------------------------------------
  Pulte Homes, Inc.                                 220,098               10,536
  Alberto-Culver Co. Class B                        208,922               10,530
  Ball Corp.                                        204,319               10,459
  Stilwell Financial, Inc.                          799,754               10,453
  Engelhard Corp.                                   459,202               10,263
  Eastman Chemical Co.                              278,059               10,224
* Waters Corp.                                      465,111               10,130
* Phelps Dodge Corp.                                319,742               10,120
* Robert Half International, Inc.                   622,784               10,033
  TECO Energy, Inc.                                 631,301                9,766
* National Semiconductor Corp.                      650,424                9,763
  Bemis Co., Inc.                                   190,491                9,454
* Convergys Corp.                                   623,212                9,442
  Deluxe Corp.                                      221,828                9,339
* Sabre Holdings Corp.                              513,851                9,306
  CenterPoint Energy Inc.                         1,092,861                9,289
  Nordstrom, Inc.                                   487,110                9,240
  Sunoco, Inc.                                      274,506                9,108
* Mercury Interactive Corp.                         303,778                9,007
  R.R. Donnelley & Sons Co.                         407,550                8,872
* Freeport-McMoRan Copper &
    Gold, Inc. Class B                              520,908                8,741
  Temple-Inland Inc.                                193,085                8,652
* Teradyne, Inc.                                    658,361                8,565
* Sanmina-SCI Corp.                               1,898,143                8,523
* NCR Corp.                                         351,361                8,341
  Fluor Corp.                                       289,538                8,107
  Maytag Corp.                                      280,501                7,994
  Adolph Coors Co. Class B                          130,442                7,990
* CIENA Corp.                                     1,552,059                7,978
* Advanced Micro Devices, Inc.                    1,234,875                7,977
  SuperValu Inc.                                    480,342                7,930
  Winn-Dixie Stores, Inc.                           506,014                7,732
* LSI Logic Corp.                                 1,336,891                7,714
* Toys R Us, Inc.                                   763,799                7,638
  Rowan Cos., Inc.                                  336,453                7,637
* Citrix Systems, Inc.                              615,588                7,584
  Goodrich Corp.                                    413,652                7,578
  KB HOME                                           172,854                7,407
  Pall Corp.                                        441,644                7,367
  Meredith Corp.                                    178,239                7,327
* Rational Software Corp.                           701,666                7,290
  Hasbro, Inc.                                      622,613                7,191
* Allied Waste Industries, Inc.                     708,544                7,085
  Ashland, Inc.                                     245,183                6,995
  Bausch & Lomb, Inc.                               193,823                6,978
  Symbol Technologies, Inc.                         828,926                6,814
* Comverse Technology, Inc.                         673,924                6,753
* Providian Financial Corp.                       1,038,899                6,742
  Scientific-Atlanta, Inc.                          555,681                6,590
* Compuware Corp.                                 1,357,428                6,516
* Manor Care, Inc.                                  347,113                6,460
================================================================================
14

================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                     SHARES                (000)
--------------------------------------------------------------------------------
  Brunswick Corp.                                   324,035                6,435
* Reebok International Ltd.                         215,612                6,339
* NVIDIA Corp.                                      550,064                6,331
  Dana Corp.                                        533,987                6,280
* ADC Telecommunications, Inc.                    2,863,239                5,984
* HealthSouth Corp.                               1,424,628                5,983
* Millipore Corp.                                   173,699                5,906
* AES Corp.                                       1,953,889                5,901
  Snap-On Inc.                                      209,882                5,900
* Humana Inc.                                       583,091                5,831
  Autodesk, Inc.                                    406,952                5,819
* Tektronix, Inc.                                   314,703                5,724
  Circuit City Stores, Inc.                         754,991                5,602
* Big Lots Inc.                                     417,381                5,522
  NICOR Inc.                                        158,223                5,384
  Delta Air Lines, Inc.                             443,516                5,367
* Navistar International Corp.                      217,408                5,285
  Boise Cascade Corp.                               209,390                5,281
* Quintiles Transnational Corp.                     422,944                5,118
  Ryder System, Inc.                                224,151                5,030
  Williams Cos., Inc.                             1,856,725                5,013
  Peoples Energy Corp.                              127,504                4,928
  CMS Energy Corp.                                  517,686                4,887
  Dillard's Inc.                                    304,153                4,824
  United States Steel Corp.                         367,592                4,823
  Worthington Industries, Inc.                      308,025                4,694
* TMP Worldwide, Inc.                               399,975                4,524
* Calpine Corp.                                   1,358,847                4,430
* Novell, Inc.                                    1,309,614                4,374
  Great Lakes Chemical Corp.                        180,460                4,309
  The Goodyear Tire &
    Rubber Co.                                      630,081                4,291
  Crane Co.                                         214,367                4,272
  Cummins Inc.                                      149,185                4,197
  Cooper Tire & Rubber Co.                          264,341                4,055
* Applied Micro Circuits Corp.                    1,084,814                4,003
  PerkinElmer, Inc.                                 453,657                3,743
* American Greetings
    Corp. Class A                                   236,622                3,739
* AMR Corp.                                         560,406                3,699
* Gateway, Inc.                                   1,164,699                3,657
* Andrew Corp.                                      352,705                3,626
* Thomas & Betts Corp.                              209,703                3,544
* Hercules, Inc.                                    392,779                3,456
  Allegheny Energy, Inc.                            452,000                3,417
* PMC Sierra Inc.                                   601,609                3,345
================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                     SHARES                (000)
--------------------------------------------------------------------------------
  Visteon Corp.                                     470,070                3,272
* Avaya Inc.                                      1,296,218                3,176
  Tupperware Corp.                                  209,733                3,163
* Louisiana-Pacific Corp.                           376,148                3,032
* Mirant Corp.                                    1,445,491                2,732
* Parametric Technology Corp.                       939,266                2,367
  Allegheny Technologies Inc.                       289,985                1,807
* Power-One, Inc.                                   287,112                1,628
  Dynegy, Inc.                                    1,322,577                1,561
* Viacom Inc. Class A                                36,030                1,470
* McDermott International, Inc.                     228,324                1,000
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $32,500,118)                                                  29,162,810
--------------------------------------------------------------------------------
                                                       FACE
                                                     AMOUNT
                                                      (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (0.9%)(1)
--------------------------------------------------------------------------------
Federal National Mortgage Assn.
(2) 1.56%, 1/8/2003                                $ 25,000               24,995
Repurchase Agreements
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  1.21%, 1/2/2003--Note E                            19,845               19,845
  1.22%, 1/2/2003                                   227,467              227,467
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $272,305)                                                        272,307
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%)
  (Cost $32,772,423)                                                  29,435,117
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.1%)
--------------------------------------------------------------------------------
Other Assets                                                            276,988
Liabilities--Note E                                                    (308,505)
                                                                       ---------
                                                                        (31,517)
                                                                       ---------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                    $29,403,600
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and 0.1%, respectively, of net assets. See Note C in Notes to Financial Statements.
(2)Security segregated as initial margin for open futures contracts.
REIT--Real Estate Investment Trust.

================================================================================
                                                                          AMOUNT
INSTITUTIONAL INDEX FUND                                                   (000)
--------------------------------------------------------------------------------
AT DECEMBER 31, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                     $34,492,797
Undistributed Net Investment Income                                       3,226
Accumulated Net Realized Losses                                      (1,749,714)
Unrealized Depreciation
  Investment Securities                                              (3,337,306)
  Futures Contracts                                                      (5,403)
--------------------------------------------------------------------------------
NET ASSETS                                                          $29,403,600
================================================================================

Institutional Shares--Net Assets
Applicable to 253,083,204 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                         $20,361,353
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  INSTITUTIONAL SHARES                                                   $80.45
================================================================================

Institutional Plus Shares--Net Assets
Applicable to 112,389,924 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                          $9,042,247
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  INSTITUTIONAL PLUS SHARES                                              $80.45
================================================================================
See Note C in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS
This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

================================================================================
                                                        INSTITUTIONAL INDEX FUND
                                                    YEAR ENDED DECEMBER 31, 2002
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                           $ 519,977
  Interest                                                                4,933
  Security Lending                                                          389
--------------------------------------------------------------------------------
    Total Income                                                        525,299
--------------------------------------------------------------------------------
EXPENSES
  The Vanguard Group--Note B
    Management and Administrative
      Institutional Shares                                               10,954
      Institutional Plus Shares                                           2,657
--------------------------------------------------------------------------------
    Total Expenses                                                       13,611
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                   511,688
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                           (741,492)
  Futures Contracts                                                     (67,618)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                               (809,110)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                              (7,993,019)
  Futures Contracts                                                      (8,172)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                     (8,001,191)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     $(8,298,613)
================================================================================

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

================================================================================
                                                        INSTITUTIONAL INDEX FUND
                                                       -------------------------
                                                         YEAR ENDED DECEMBER 31,
                                                       -------------------------
                                                              2002          2001
                                                             (000)         (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                 $ 511,688     $ 446,801
  Realized Net Gain (Loss)                               (809,110)      415,039
  Change in Unrealized Appreciation (Depreciation)     (8,001,191)   (5,349,860)
--------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
  Resulting from Operations                            (8,298,613)   (4,488,020)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Institutional Shares                                 (343,006)     (304,616)
    Institutional Plus Shares                            (166,485)     (142,437)
  Realized Capital Gain
    Institutional Shares                                       --            --
    Institutional Plus Shares                                  --            --
--------------------------------------------------------------------------------
    Total Distributions                                  (509,491)     (447,053)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--Note F
  Institutional Shares                                  2,043,582     1,140,263
  Institutional Plus Shares                               654,816     2,137,346
--------------------------------------------------------------------------------
Net Increase (Decrease) from Capital
  Share Transactions                                    2,698,398     3,277,609
--------------------------------------------------------------------------------
  Total Increase (Decrease)                            (6,109,706)   (1,657,464)
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                  35,513,306    37,170,770
--------------------------------------------------------------------------------
  End of Period                                       $29,403,600   $35,513,306
================================================================================

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

INSTITUTIONAL INDEX FUND INSTITUTIONAL SHARES

=================================================================================================================
                                                                                 YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                  2002        2001        2000       1999      1998
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $104.89     $120.72     $134.02    $112.85    $89.56
-----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                        1.42       1.374       1.403      1.501     1.429
  Net Realized and Unrealized Gain (Loss) on Investments     (24.45)    (15.829)    (13.303)    22.143    24.177
-----------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                         (23.03)    (14.455)    (11.900)    23.644    25.606
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                        (1.41)     (1.375)     (1.400)    (1.514)   (1.416)
  Distributions from Realized Capital Gains                      --          --          --      (.960)    (.900)
-----------------------------------------------------------------------------------------------------------------
    Total Distributions                                       (1.41)     (1.375)     (1.400)    (2.474)   (2.316)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $ 80.45     $104.89     $120.72    $134.02   $112.85
=================================================================================================================

TOTAL RETURN                                                 -22.03%     -11.93%      -8.95%     21.17%    28.79%
=================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                      $20,361     $24,165     $26,406    $28,918   $22,338
  Ratio of Total Expenses to Average Net Assets                0.05%       0.05%       0.06%      0.06%     0.06%
  Ratio of Net Investment Income to Average Net Assets         1.57%       1.27%       1.10%      1.25%     1.46%
  Portfolio Turnover Rate*                                       10%          8%         11%        14%       11%
=================================================================================================================

*Portfolio turnover rates excluding in-kind redemptions were 8%, 5%, 7%, 3%, and 7%, respectively.

INSTITUTIONAL INDEX FUND INSTITUTIONAL PLUS SHARES

=================================================================================================================
                                                                                 YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                  2002        2001        2000       1999      1998
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $104.89     $120.72     $134.02    $112.85    $89.56
-----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                       1.438       1.405       1.449      1.542     1.464
  Net Realized and Unrealized Gain (Loss) on Investments    (24.446)    (15.829)    (13.302)    22.143    24.177
-----------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                        (23.008)    (14.424)    (11.853)    23.685    25.641
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                       (1.432)     (1.406)     (1.447)    (1.555)   (1.451)
  Distributions from Realized Capital Gains                      --          --          --      (.960)    (.900)
-----------------------------------------------------------------------------------------------------------------
    Total Distributions                                      (1.432)     (1.406)     (1.447)    (2.515)   (2.351)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $80.45     $104.89     $120.72    $134.02   $112.85
=================================================================================================================

TOTAL RETURN                                                 -22.01%     -11.90%      -8.92%     21.21%    28.83%
=================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                       $9,042     $11,349     $10,765     $6,861    $4,951
  Ratio of Total Expenses to Average Net Assets               0.025%      0.025%      0.025%     0.025%    0.025%
  Ratio of Net Investment Income to Average Net Assets         1.59%       1.31%       1.14%      1.29%     1.49%
  Portfolio Turnover Rate*                                       10%          8%         11%        14%       11%
=================================================================================================================

*Portfolio turnover rates excluding in-kind redemptions were 8%, 5%, 7%, 3%, and 7%, respectively.

NOTES TO FINANCIAL STATEMENTS
Vanguard Institutional Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Institutional Shares and Institutional Plus Shares, to investors who invest minimum amounts of $10 million and $200 million, respectively.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FUTURES CONTRACTS: The fund uses S&P 500 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Class-specific shareholder servicing fees are charged to each class at the contractual rate. Income, expenses not attributable to a specific class, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group provides investment advisory, corporate management, administrative, marketing, and distribution services and pays for all other operating expenses, except for taxes, in return for a fee calculated at an annual percentage rate of the average net assets of the fund, or, for shareholder services, each class of shares. The fund's trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

     During the year ended December 31, 2002, the fund realized $437,813,000 of net capital gains resulting from in-kind redemptions--in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

     For tax purposes, at December 31, 2002, the fund had $2,789,000 of ordinary income available for distribution. The fund had available realized losses of $1,747,175,000 to offset future net capital gains of $48,662,000 through December 31, 2008, $385,640,000 through December 31, 2009, $1,269,960,000 through December 31, 2010, and $42,913,000 through December 31, 2011.

     At December 31, 2002, net unrealized depreciation of investment securities for tax purposes was $3,344,812,000, consisting of unrealized gains of $3,862,755,000 on securities that had risen in value since their purchase and $7,207,567,000 in unrealized losses on securities that had fallen in value since their purchase.

     At December 31, 2002, the aggregate settlement value of open futures contracts expiring in March 2003 and the related unrealized depreciation were:

================================================================================
                                                  (000)
                         -------------------------------------------------------
                                             AGGREGATE                UNREALIZED
                             NUMBER OF      SETTLEMENT              APPRECIATION
FUTURES CONTRACTS       LONG CONTRACTS           VALUE            (DEPRECIATION)
--------------------------------------------------------------------------------
S&P 500 Index                    1,142        $250,926                  $(5,403)
================================================================================

Unrealized depreciation on open futures contracts is required to be treated as realized loss for tax purposes.

D. During the year ended December 31, 2002, the fund purchased $6,272,863,000 of investment securities and sold $3,385,658,000 of investment securities, other than temporary cash investments.

E. The market value of securities on loan to broker/dealers at December 31, 2002, was $13,855,000, for which the fund held cash collateral of $19,845,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

F. Capital share transactions for each class of shares were:

================================================================================
                                                 YEAR ENDED DECEMBER 31,
                                       -----------------------------------------
                                               2002                  2001
                                       -------------------  --------------------
                                           AMOUNT   SHARES      AMOUNT    SHARES
                                            (000)    (000)       (000)     (000)
--------------------------------------------------------------------------------
Institutional Shares
  Issued                               $7,072,507   78,769  $6,969,062   64,258
  Issued in Lieu of Cash Distributions    304,440    3,556     268,537    2,648
  Redeemed                             (5,333,365) (59,617) (6,097,336) (55,274)
                                       -----------------------------------------
Net Increase (Decrease)--
  Institutional Shares                  2,043,582   22,708   1,140,263   11,632
--------------------------------------------------------------------------------
Institutional Plus Shares
  Issued                               $3,287,769   34,935  $4,168,261   38,104
  Issued in Lieu of Cash Distributions    146,545    1,711     133,352    1,316
  Redeemed                             (2,779,498) (32,450) (2,164,267) (20,402)
                                       -----------------------------------------
Net Increase (Decrease)--
  Institutional Plus Shares               654,816    4,196   2,137,346   19,018
================================================================================

REPORT OF INDEPENDENT ACCOUNTANTS

To the  Shareholders  and Trustees of Vanguard  Institutional  U.S.  Stock Index
Funds:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Institutional Index Fund (a separate fund of Vanguard Institutional U.S. Stock Index Funds, hereafter referred to as the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
PHILADELPHIA, PENNSYLVANIA

FEBRUARY 5, 2003

================================================================================
SPECIAL 2002 TAX INFORMATION
  (UNAUDITED) FOR VANGUARD INSTITUTIONAL INDEX FUND

This information for the fiscal year ended December 31, 2002, is included pursuant to provisions of the Internal Revenue Code.

     For corporate shareholders, 98.4% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
================================================================================

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

     Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the

====================================================================================================================================
NAME                       POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)            (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE      OVERSEEN BY TRUSTEE/OFFICER)    PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*           Chairman of the Board,          Chairman of the Board, Chief Executive Officer, and
(1954)                     Chief Executive Officer,        Director/Trustee of The Vanguard Group, Inc., and of each of the
May 1987                   and Trustee                     investment companies served by The Vanguard Group.
                           (112)
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
CHARLES D. ELLIS           Trustee                         The Partners of '63 (pro bono ventures in education); Senior Adviser
(1937)                     (112)                           to Greenwich Associates (international business strategy consulting);
January 2001                                               Successor Trustee of Yale University; Overseer of the Stern School of
                                                           Business at New York University; Trustee of the Whitehead Institute
                                                           for Biomedical Research.
------------------------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA             Trustee                         Chairman and Chief Executive Officer (since October 1999), Vice
(1945)                     (112)                           Chairman (January-September 1999), and Vice President (prior to
December 2001                                              September 1999) of Rohm and Haas Co. (chemicals); Director of Technitrol,
                                                           Inc. (electronic components), and Agere Systems (communications components); Board Member of the American Chemistry Council;
                                                           Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN HEISEN     Trustee                         Vice President, Chief Information Officer, and Member of the Executive
(1950)                     (112)                           Committee of Johnson & Johnson (pharmaceuticals/consumer products);
July 1998                                                  Director of the Medical Center at Princeton and Women's Research
                                                           and Education Institute.
------------------------------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL          Trustee                         Chemical Bank Chairman's Professor of Economics, Princeton University;
(1932)                     (110)                           Director of Vanguard Investment Series plc (Irish investment fund) (since
May 1977                                                   November 2001), Vanguard Group (Ireland) Limited (Irish investment management firm) (since November 2001), Prudential Insurance Co. of
                                                           America, BKF Capital (investment management), The Jeffrey Co.
                                                           (holding company), and NeuVis, Inc. (software company).
------------------------------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, JR.      Trustee                         Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                     (112)                           Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                                               Goodrich Corporation (industrial products/aircraft systems and services);
                                                           Director of Standard Products Company (a supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON         Trustee                         Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                     (112)                           (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                                                 Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------------------------------

activities of the funds. Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

     Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

====================================================================================================================================
NAME                       POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)            (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE      OVERSEEN BY TRUSTEE/OFFICER)    PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. GREGORY BARTON          Secretary                       Managing Director and General Counsel of The Vanguard Group, Inc.
(1951)                     (112)                           (since September 1997); Secretary of The Vanguard Group and of
June 2001                                                  each of the investment companies served by The Vanguard Group;
                                                           Principal of The Vanguard Group (prior to September 1997).

------------------------------------------------------------------------------------------------------------------------------------
THOMAS J. HIGGINS          Treasurer                       Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                     (112)                           investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------------------------------

*Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.
F. WILLIAM MCNABB, III, Institutional Investor Group.
JAMES H. GATELY, Direct Investor Services.
MICHAEL S. MILLER, Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.
RALPH K. PACKARD, Finance.
IAN A. MACKINNON, Fixed Income Group.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
--------------------------------------------------------------------------------

Vanguard, The Vanguard Group, Vanguard.com, Admiral, and the ship logo are trademarks of The Vanguard Group, Inc.

S&P 500(R) and Standard & Poor's 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

All other marks are the exclusive property of their respective owners.

                                                                          [SHIP]
                                                          THE VANGUARD GROUP (R)
                                                            POST OFFICE BOX 2600
                                                     VALLEY FORGE, PA 19482-2600

ABOUT OUR COVER
The photographs of the sails and ship that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through VANGUARD.COM(R). Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR
ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR
SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

                                                (C)2003 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                              Vanguard Marketing
                                                       Corporation, Distributor.

                                                                     Q940 022003

[FRONT COVER]

             VANGUARD(R) INSTITUTIONAL TOTAL BOND MARKET INDEX FUND

ANNUAL REPORT

DECEMBER 31, 2002

                                                           THE VANGUARD GROUP(R)

EARNING YOUR TRUST EVERY DAY
The latter part of 2001 and the first half of 2002 brought news of too many corporate scandals, with tales of greed and deception tarnishing Enron, Arthur Andersen, and WorldCom, among others.

     Given the questionable business dealings at some high-profile companies, investors can hardly be blamed for wondering whom they can trust.

     Vanguard is a name that should stand out. Why?

     Our unique corporate structure--The Vanguard Group is owned by each of its independently operated mutual funds and is charged with solely serving the funds' shareholders--ensures that our interests are aligned with yours. We have no other constituency to serve.

     We are client-focused because, quite frankly, it makes good business sense. Your trust is our most valuable asset, and every one of our crew members understands that his or her actions must meet the highest standards of ethical behavior and fiduciary responsibility.

     When you assess the combination of our organizational structure, the independent nature of each of our funds, our long track record of conducting business with integrity, and our total commitment to ethical behavior, we hope you will feel completely secure in entrusting your assets to us. There is no better place for them.


JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                                                          [PHOTO JOHN J BRENNAN]

================================================================================
SUMMARY
* Vanguard Institutional Total Bond Market Index Fund earned a total return of 7.3% from its April 26 inception through the end of 2002.
* Interest rates declined during the period and the yield of the fund followed along. On December 31, it stood at 4.33%, down from 5.95% at inception.
* While bonds provided strong returns during 2002, stocks suffered deep losses, despite staging a late-year rally.
--------------------------------------------------------------------------------

CONTENTS

 1  Letter from the Chairman
 4  Fund Profile
 5  Glossary of Investment Terms
 6  Performance Summary
 7  Results of Proxy Voting
 8  Financial Statements
29  Advantages of Vanguard.com
================================================================================

LETTER FROM THE CHAIRMAN
Dear Shareholder,
Investment-grade bonds provided excellent total returns during 2002, as prices rose in response to falling interest rates and a terrible stock market. From its inception on April 26 through December 31, Vanguard(R) Institutional Total Bond Market Index Fund outperformed the average return of its mutual fund peers but fell short of the return of its target index.

     The fund's yield declined during the year, following the general level of interest rates. At year-end the fund yielded 4.33%, down from nearly 6% when it was launched eight months earlier. The table that follows this letter provides details about the change in the fund's net asset value and its income and capital gains distributions.
====================================================
2002 TOTAL RETURNS                 APRIL 26* THROUGH
                                         DECEMBER 31
----------------------------------------------------
VANGUARD INSTITUTIONAL
  TOTAL BOND MARKET INDEX FUND                  7.3%
Average Intermediate-Term
  Investment Grade Fund**                       6.4
Lehman Aggregate Bond Index                     7.9
----------------------------------------------------
*Inception.
**Derived from data provided by Lipper Inc.
====================================================

BONDS SHONE IN 2002 AS THE ECONOMY GREW AND STOCKS PLUNGED
Prices of investment-grade bonds rose during 2002, as many investors sought shelter from the stock market's volatility. But parts of the bond market, too, were shaken by the year's events. As revelations of fraudulent accounting practices mounted, investors seemed to lose some confidence in the financial markets generally. Economic uncertainty, the threat of terrorism, and the prospect of war with Iraq also weighed on the nation.

     Although the recession of 2001 gave way to halting economic growth, the stock market seemed largely oblivious for much of 2002. Despite a strong fourth-quarter rally, the Wilshire 5000 Total Market Index skidded -20.9%.

     The Federal Reserve Board responded to the mixed economic signals by holding its target for interest rates steady for most of the year, and then by making a sizable cut of 50 basis points in November. At the end of 2002, the federal funds rate stood at 1.25%, its lowest level in four decades. The yield of the 3-month U.S. Treasury bill fell 53 basis points during the course of the year to 1.19% as of December 31, while the yield of the 10-year Treasury note declined 124 basis points to 3.81%.

     The rise in bond prices, which move in the opposite direction from interest rates, supplemented the income from bonds, resulting in terrific returns. The Lehman Brothers Aggregate Bond Index, which tracks the market for taxable investment-grade bonds, returned 10.3% for the year. However, not all types of bonds went along for the ride. In fact, high-yielding bonds--those issued by less-creditworthy companies-- returned -1.4% for the 12 months.

     Mortgage-backed securities performed well; the Lehman GNMA Index returned 8.7%. Between corporate bonds and Treasury securities, there was no clear winner. Government bonds did better than corporates in the long-term segment of the market, and short-term corporates outperformed short-term Treasuries. During the final three months of the year, corporate bonds soared as investors appeared to be more willing to take on risk.

================================================================================
MARKET BAROMETER                                    AVERAGE ANNUAL TOTAL RETURNS
                                                 PERIODS ENDED DECEMBER 31, 2002
                                                --------------------------------
                                                 ONE         THREE          FIVE
                                                YEAR         YEARS         YEARS
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                    10.3%         10.1%          7.5%
 (Broad taxable market)
Lehman Municipal Bond Index                     9.6           8.8           6.1
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                      1.7           3.9           4.3
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)               -21.7%        -14.2%         -0.6%
Russell 2000 Index (Small-caps)               -20.5          -7.5          -1.4
Wilshire 5000 Index (Entire market)           -20.9         -14.4          -0.9
MSCI All Country World Index Free
  ex USA (International)                      -14.7         -16.4          -2.7
================================================================================
CPI
Consumer Price Index                            2.4%          2.4%          2.3%
================================================================================

OUR FUND IS OFF TO A SOLID START
As noted earlier, the fund's 7.3% total return was better than the average return of its peer mutual fund but behind that of the Lehman Aggregate Bond Index. As you would expect, the fund's investments were similar to those of the index; at year-end more than 60% of the fund's assets were invested in government mortgage-backed securities, Treasury bonds and notes, and government agency securities. Our sampling strategy--in which we buy some, but not all, of the securities in an index--is designed to provide the fund with characteristics that are similar to those of the target index. However, during June and July, a period of high volatility in corporate bond prices, our fund had moderately larger stakes than the index in bonds of several issuers that were hit especially hard. This difference resulted in our shortfall to the index. In recognition of the changing credit-market environment, we have made some tactical adjustments to ensure greater diversification and less exposure to lower-quality bonds.

     The Fund Profile on page 4 presents the fund's characteristics and includes a breakdown of the fund's holdings by maturity, issuer, and credit quality.

     Of course, it's not very useful to evaluate any investment over such a brief period. We present the fund's return since its inception for your information, but we emphasize that the results are not indicative of what may be in store for the future. Prudent investors will look at the returns provided by bonds during 2002 with some caution. During the year, the income paid out by bonds was supple-mented by an increase in price precipitated by the decline in interest rates. Because interest rates move up as well as down, it's important for investors to understand that bonds may very well provide lower returns in the decade ahead than they did in the past decade. The best (though far from perfect) indicator of future long-term bond returns is a fund's yield, which in the case of the Institutional Total Bond Market Index Fund was 4.33% on December 31.

     We can't predict future bond returns, but we can confidently say that our fund's returns will closely track those of its target index. Our confidence is based on the skill of Vanguard Fixed Income Group, which has been managing fixed income investments for more than 20 years, and on our low costs. Our expense ratio (annualized operating expenses as a percentage of average net assets) of just 0.05% not only helps us stay in line with our target index, it also gives us an advantage over higher-cost funds.

PREPARE FOR THE BEST--AND FOR THE WORST
Bond and stock investors alike are asking the same question: Is the worst over for the stock market? The truth is that no one knows what the future returns will be for any asset class, let alone for individual securities within an asset class.

     That uncertainty doesn't make us powerless. Rather, it puts a premium on sensible planning. That's why Vanguard advocates a balanced investment approach that includes stock, bond, and money market funds. Diversification among asset classes is the best way to manage investment risk while still positioning your portfolio to take advantage of the markets' long-term rewards.

     It's also important to diversify within the different asset classes. In the bond market, Vanguard Institutional Total Bond Market Index Fund is an excellent place to start.


SINCERELY,



JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER                            JANUARY 17, 2003

================================================================================
YOUR FUND'S PERFORMANCE AT A GLANCE                  APRIL 26*-DECEMBER 31, 2002

                                                         DISTRIBUTIONS PER SHARE
                                                        ------------------------
                                 STARTING        ENDING      INCOME     CAPITAL
                              SHARE PRICE   SHARE PRICE   DIVIDENDS       GAINS
--------------------------------------------------------------------------------
INSTITUTIONAL TOTAL BOND MARKET
  INDEX FUND                       $50.00        $51.89      $1.690      $0.012
--------------------------------------------------------------------------------
*Inception date.
================================================================================

FUND PROFILE                                             AS OF DECEMBER 31, 2002

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with its unmanaged target index. Key terms are defined on page 5.

INSTITUTIONAL TOTAL BOND MARKET INDEX FUND
--------------------------------------------------
FINANCIAL ATTRIBUTES

                                       TARGET
                        FUND            INDEX*
--------------------------------------------------
Number of Issues        587             6,918
Yield                   4.3%             4.1%
Yield to Maturity       3.4%             4.1%
Average Coupon          6.4%             6.1%
Average Maturity        6.8 years        6.8 years
Average Quality         Aaa              Aaa
Average Duration        3.8 years        3.8 years
Expense Ratio**        0.05%              --
Cash Investments        2.7%              --
---------------------------------------------------

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)

Treasury/Agency+       60.4%
Aaa                     9.9
Aa                      6.5
A                      12.6
Baa                    10.0
Ba                      0.6
B                       0.0
Not Rated               0.0
---------------------------------------------------
Total                 100.0%
---------------------------------------------------

Investment Focus
AVERAGE MATURITY - MEDIUM
CREDIT QUALITY - TREASURY/AGENCY
---------------------------------------------------

Distribution by Maturity (% of portfolio)

Under 1 Year            2.2%
1-5 Years              58.4
5-10 Years             24.7
10-20 Years             7.7
20-30 Years             6.4
Over 30 Years           0.6
----------------------------------------------------
Total                 100.0%
----------------------------------------------------

Distribution by Issuer (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed++     7.5%
Finance                                      11.3
Foreign                                       4.5
Government Mortgage-Backed++                 36.5
Industrial                                   13.7
Treasury/Agency                              23.9
Utilities                                     2.6
----------------------------------------------------
Total                                       100.0%
====================================================
 *Lehman Aggregate Bond Index.
**Annualized.
 +Includes government mortgage-backed bonds.
++Adjusted for swaps.

                                                            Visit our website at
                                                                WWW.VANGUARD.COM
                                         for regularly updated fund information.

================================================================================
GLOSSARY OF INVESTMENT TERMS

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE MATURITY. The average length of time until securities held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------
YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.
================================================================================

PERFORMANCE SUMMARY                                      AS OF DECEMBER 31, 2002

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

INSTITUTIONAL TOTAL BOND MARKET INDEX FUND
--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE April 26, 2002-December 31, 2002

                   INST TOTAL BOND     AVG INTER-TERM INV       LEHMAN AGGREGATE
                         MKT INDEX             GRADE FUND             BOND INDEX
--------------------------------------------------------------------------------
4/26/2002              100,000,000            100,000,000            100,000,000
06/2002                101,342,804            100,845,965            101,551,471
09/2002                105,772,512            104,654,258            106,204,448
12/2002                107,302,679            106,415,717            107,946,188
--------------------------------------------------------------------------------

                                                TOTAL RETURNS
                               PERIOD ENDED DECEMBER 31, 2002
                               ------------------------------   FINAL VALUE OF A
                                                       SINCE        $100,000,000
                                                  INCEPTION*          INVESTMENT
--------------------------------------------------------------------------------
Institutional Total Bond Market Index Fund             7.30%        $107,302,679
Average Intermediate-Term Investment Grade Fund**      6.42          106,415,717
Lehman Aggregate Bond Index                            7.95          107,946,188
--------------------------------------------------------------------------------

FISCAL-YEAR TOTAL RETURNS (%) April 26, 2002-December 31, 2002
--------------------------------------------------------------
                INSTITUTIONAL TOTAL BOND MARKET
                         INDEX FUND                    LEHMAN+
FISCAL        CAPITAL        INCOME        TOTAL         TOTAL
PERIOD         RETURN        RETURN       RETURN        RETURN
--------------------------------------------------------------
2002             3.8%          3.5%         7.3%          7.9%
--------------------------------------------------------------
 *April 26, 2002.
**Derived from data provided by Lipper Inc.
 +Lehman Aggregate Bond Index.
Note: See Financial Highlights table on page 25 for dividend and capital gains information.

================================================================================
NOTICE TO SHAREHOLDERS

At a special meeting of shareholders on December 3, 2002, fund shareholders approved the following proposals:

- Elect trustees for the fund.* The individuals listed in the table below were elected as trustees for the fund. All trustees served as trustees to the fund prior to the shareholder meeting.

================================================================================
                                                                      Percentage
Trustee                               For           Withheld                 For
--------------------------------------------------------------------------------
John J. Brennan            16,784,653,841         18,607,334               99.9%
Charles D. Ellis           16,784,890,905         18,370,269               99.9
Rajiv L. Gupta             16,783,876,595         19,384,579               99.9
JoAnn Heffernan Heisen     16,784,592,095         18,669,079               99.9
Burton G. Malkiel          16,774,885,176         28,375,998               99.8
Alfred M. Rankin, Jr.      16,784,539,526         18,721,648               99.9
J. Lawrence Wilson         16,784,114,836         19,146,338               99.9
--------------------------------------------------------------------------------
*Results are for all funds within the same trust.

- Change the fund's policy on borrowing money. This change enables the fund to take advantage of certain investment opportunities that do not involve leverage or a change to the fund's objective or risk profile.

--------------------------------------------------------------------------------
                                                           Percentage
                   For       Against      Abstain                 For
--------------------------------------------------------------------------------
           432,600,348             0            0              100.0%
--------------------------------------------------------------------------------
Note: Vote tabulations are rounded to the nearest whole number.

FINANCIAL STATEMENTS                                     AS OF DECEMBER 31, 2002

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by bond type (U.S. government and agency issues, corporate bonds, sovereign bonds, etc.); corporate bonds are further classified by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Undistributed Net Investment Income is minimal because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

==============================================================================================================
                                                                                            FACE        MARKET
INSTITUTIONAL TOTAL BOND                                                MATURITY          AMOUNT        VALUE*
MARKET INDEX FUND                            COUPON                         DATE           (000)         (000)
--------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (58.8%)
--------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (12.3%)
Private Export Funding Corp.
 (U.S. Government Guaranteed)                 7.20%                    1/15/2010           1,325         1,599
U.S. Treasury Bond                          10.375%                   11/15/2009           1,530         1,774
U.S. Treasury Bond                            5.00%                    8/15/2011           4,650         5,103
U.S. Treasury Bond                            7.50%                   11/15/2016             450           589
U.S. Treasury Bond                            8.75%                    5/15/2017           3,950         5,716
U.S. Treasury Bond                           8.875%                    8/15/2017           9,915        14,507
U.S. Treasury Bond                           8.125%                    8/15/2019           1,530         2,133
U.S. Treasury Bond                            8.75%                    5/15/2020             540           797
U.S. Treasury Bond                           7.875%                    2/15/2021             990         1,359
U.S. Treasury Bond                           8.125%                    8/15/2021           1,800         2,535
U.S. Treasury Bond                            8.00%                   11/15/2021           8,080        11,267
U.S. Treasury Bond                            7.25%                    8/15/2022           4,250         5,536
U.S. Treasury Bond                           7.625%                   11/15/2022           2,970         4,019
U.S. Treasury Bond                            7.50%                   11/15/2024             360           486
U.S. Treasury Bond                            6.75%                    8/15/2026           1,530         1,915
U.S. Treasury Bond                           6.625%                    2/15/2027           1,305         1,613
U.S. Treasury Bond                           6.375%                    8/15/2027          10,275        12,353
U.S. Treasury Note                           3.375%                    4/30/2004          32,950        33,845
U.S. Treasury Note                           5.875%                   11/15/2004           1,000         1,080
U.S. Treasury Note                            7.00%                    7/15/2006              70            81
U.S. Treasury Note                           6.125%                    8/15/2007             750           863
U.S. Treasury Note                           5.625%                    5/15/2008           9,370        10,632
U.S. Treasury Note                            5.00%                    2/15/2011           4,050         4,454
                                                                                                  ------------
                                                                                                       124,256
                                                                                                  ------------
==============================================================================================================

8

==============================================================================================================
                                                                                            FACE        MARKET
                                                                        MATURITY          AMOUNT        VALUE*
                                             COUPON                         DATE           (000)         (000)
--------------------------------------------------------------------------------------------------------------
AGENCY BONDS AND NOTES (10.9%)
Federal Farm Credit Bank                      4.80%                    11/6/2003             325           335
Federal Home Loan Bank                        3.75%                    4/15/2004           3,550         3,654
Federal Home Loan Bank                       3.375%                    6/15/2004           5,300         5,442
Federal Home Loan Bank                        6.50%                    8/15/2007           2,450         2,818
Federal Home Loan Bank                       5.865%                     9/2/2008             550           620
Federal Home Loan Bank                        5.88%                   11/25/2008             175           181
Federal Home Loan Bank                        6.50%                   11/13/2009           1,300         1,509
Federal Home Loan Bank                       7.625%                    5/14/2010           6,600         8,182
Federal Home Loan Mortgage Corp.              5.00%                    5/15/2004             925           969
Federal Home Loan Mortgage Corp.              6.25%                    7/15/2004           1,700         1,822
Federal Home Loan Mortgage Corp.              7.00%                    7/15/2005          10,000        11,212
Federal Home Loan Mortgage Corp.             4.875%                    3/15/2007           3,975         4,301
Federal Home Loan Mortgage Corp.              5.75%                    4/15/2008           2,000         2,244
Federal Home Loan Mortgage Corp.             6.625%                    9/15/2009           1,400         1,640
Federal Home Loan Mortgage Corp.              7.00%                    3/15/2010           2,500         2,994
Federal Home Loan Mortgage Corp.             6.875%                    9/15/2010           5,650         6,761
Federal Home Loan Mortgage Corp.              6.75%                    3/15/2031           3,639         4,349
Federal Home Loan Mortgage Corp.              6.25%                    7/15/2032             132           149
Federal National Mortgage Assn.               3.00%                    6/15/2004             200           204
Federal National Mortgage Assn.               6.50%                    8/15/2004          11,710        12,621
Federal National Mortgage Assn.              7.125%                    2/15/2005             900           998
Federal National Mortgage Assn.               7.00%                    7/15/2005           8,900         9,978
Federal National Mortgage Assn.               5.00%                    1/15/2007             200           217
Federal National Mortgage Assn.               5.75%                    2/15/2008           1,850         2,072
Federal National Mortgage Assn.               6.00%                    5/15/2008             400           453
Federal National Mortgage Assn.               6.40%                    5/14/2009             675           713
Federal National Mortgage Assn.              6.625%                    9/15/2009           4,515         5,288
Federal National Mortgage Assn.               7.25%                    1/15/2010           2,230         2,699
Federal National Mortgage Assn.               6.25%                     2/1/2011             225           252
Federal National Mortgage Assn.               5.50%                    3/15/2011           2,275         2,497
Federal National Mortgage Assn.              4.375%                    9/15/2012           3,425         3,438
Federal National Mortgage Assn.               7.25%                    5/15/2030           2,050         2,573
Federal National Mortgage Assn.              6.625%                   11/15/2030           3,400         3,993
Tennessee Valley Auth.                       5.375%                   11/13/2008             325           358
Tennessee Valley Auth.                       7.125%                     5/1/2030           1,350         1,655
                                                                                                  ------------
                                                                                                       109,191
                                                                                                  ------------
MORTGAGE-BACKED SECURITIES (35.6%)
Federal Home Loan Mortgage Corp.              5.00%          6/1/2007--1/21/2018(1)        8,203         8,422
Federal Home Loan Mortgage Corp.              5.50%         12/1/2005--11/1/2032(1)       13,195        13,645
Federal Home Loan Mortgage Corp.              6.00%          1/1/2006--10/1/2032(1)       41,728        43,439
Federal Home Loan Mortgage Corp.              6.50%          10/1/2004--8/1/2032(1)       40,750        42,654
Federal Home Loan Mortgage Corp.              7.00%           2/1/2004--6/1/2032(1)       25,185        26,538
Federal Home Loan Mortgage Corp.              7.50%          10/1/2012--2/1/2032(1)        5,884         6,257
Federal Home Loan Mortgage Corp.              8.00%          6/1/2012--11/1/2031(1)        2,318         2,498
Federal Home Loan Mortgage Corp.              8.50%           6/1/2025--5/1/2030(1)          949         1,030
Federal Home Loan Mortgage Corp.              9.00%           2/1/2025--9/1/2030(1)           75            82
Federal Home Loan Mortgage Corp.              9.50%                     2/1/2025(1)           17            18
Federal National Mortgage Assn.               5.00%         1/27/2010--12/1/2017(1)        4,996         5,120
Federal National Mortgage Assn.               5.50%           5/1/2009--1/1/2033(1)       17,119        17,659
Federal National Mortgage Assn.               6.00%         10/1/2008--11/1/2032(1)       41,959        43,570
Federal National Mortgage Assn.               6.50%           1/1/2012--8/1/2032(1)       55,300        57,717
==============================================================================================================

==============================================================================================================
                                                                                            FACE        MARKET
INSTITUTIONAL TOTAL BOND                                                MATURITY          AMOUNT        VALUE*
MARKET INDEX FUND                            COUPON                         DATE           (000)         (000)
--------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.               7.00%          6/1/2015--12/1/2031(1)       11,761        12,389
Federal National Mortgage Assn.               7.50%         11/1/2011--10/1/2031(1)        7,958         8,460
Federal National Mortgage Assn.               8.00%          12/1/2029--6/1/2031(1)        1,534         1,648
Federal National Mortgage Assn.               8.50%           4/1/2030--4/1/2031(1)          533           574
Federal National Mortgage Assn.               9.00%                     8/1/2030(1)           29            31
Federal National Mortgage Assn.               9.50%                    11/1/2025(1)           34            37
Government National Mortgage Assn.            5.50%         2/15/2017--1/22/2033(1)        1,785         1,846
Government National Mortgage Assn.            6.00%        9/15/2013--10/15/2032(1)       12,542        13,100
Government National Mortgage Assn.            6.50%         5/15/2013--7/15/2032(1)       22,112        23,237
Government National Mortgage Assn.            7.00%        10/15/2010--6/15/2032(1)       15,014        15,932
Government National Mortgage Assn.            7.50%        5/15/2023--10/15/2031(1)        7,005         7,483
Government National Mortgage Assn.            8.00%        7/15/2025--11/15/2030(1)        3,020         3,266
Government National Mortgage Assn.            8.50%        12/15/2024--7/15/2030(1)          486           528
Government National Mortgage Assn.            9.00%         5/15/2025--9/15/2030(1)          220           239
Government National Mortgage Assn.            9.50%                   11/15/2017(1)           46            51
                                                                                                  ------------
                                                                                                       357,470
                                                                                                  ------------
--------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
 (Cost $578,190)                                                                                       590,917
--------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (34.1%)
--------------------------------------------------------------------------------------------------------------
ASSET-BACKED/COMMERCIAL MORTGAGE-BACKED SECURITIES-FIXED RATE (5.4%)(2)
Bank of America Mortgage Securities          4.654%                    7/25/2032(1)          415           422
Bear Stearns Commercial
  Mortgage Securities Inc.                    5.70%                   11/15/2014(1)          400           410
Bear Stearns Commercial
  Mortgage Securities Inc.                    5.61%                   11/15/2033(1)        1,150         1,238
California Infrastructure & Econ.
  Dev. Bank Special Purpose Trust PG&E-1      6.42%                    9/25/2008(1)        2,500         2,728
California Infrastructure & Econ.
  Dev. Bank Special Purpose Trust SCE-1       6.38%                    9/25/2008(1)        2,450         2,670
California Infrastructure & Econ.
  Dev. Bank Special Purpose Trust SDG&E       6.31%                    9/25/2008(1)        1,100         1,197
Capital Auto Receivables Asset Trust          4.16%                    7/16/2007(1)          125           131
Capital One Auto Finance Trust                4.88%                    9/15/2008(1)        1,175         1,241
Chase Manhattan Auto Owner Trust              4.24%                    9/15/2008(1)        2,750         2,877
CIT RV Trust                                  5.96%                    4/15/2011(1)          111           112
Citibank Credit Card Master Trust             4.95%                     2/9/2009(1)        3,450         3,696
Citibank Credit Card Master Trust            5.875%                    3/10/2011(1)          500           554
Commercial Mortgage
  Lease-Backed Certificate                   6.746%                    6/20/2031(1)(3)     1,076         1,190
Countrywide Home Loan                        4.633%                     7/1/2032(1)        2,682         2,719
DaimlerChrysler Auto Trust                    2.56%                    11/8/2006(1)          825           832
First Union Corp.                            6.223%                   12/12/2033(1)          500           554
Ford Credit Auto Owner Trust                  4.36%                    8/15/2006(1)        2,000         2,081
Ford Credit Auto Owner Trust                  3.13%                   11/15/2006(1)          250           255
GMAC Capital Auto Receivables Owner Trust     2.64%                    3/15/2008(1)        1,000         1,006
Harley-Davidson Motorcycle Trust              4.50%                    1/15/2010(1)        1,650         1,739
Honda Auto Receivables Owner Trust            2.19%                    9/15/2006(1)          700           706
Honda Auto Receivables Owner Trust            4.22%                    4/15/2007(1)          325           340
Marshall & Ilsley Auto Loan Trust             2.49%                   10/22/2007(1)        2,500         2,519
MBNA Master Credit Card Trust                 4.95%                    6/15/2009(1)        3,150         3,377
Nissan Auto Receivables                       4.60%                    9/15/2005(1)        1,475         1,550
==============================================================================================================

10

==============================================================================================================
                                                                                            FACE        MARKET
                                                                        MATURITY          AMOUNT        VALUE*
                                             COUPON                         DATE           (000)         (000)
--------------------------------------------------------------------------------------------------------------
PECO Energy Transition Trust                  5.63%                     3/1/2005(1)           92            93
PECO Energy Transition Trust                  5.80%                     3/1/2007(1)        4,000         4,254
PECO Energy Transition Trust                  6.05%                     3/1/2009(1)          275           304
PP&L Transition Bond Co. LLC                  6.96%                   12/26/2007(1)        2,100         2,328
PSE&G Transition Funding LLC                  6.89%                   12/15/2017(1)          200           232
Residential Asset Securities Corp.           4.988%                    2/25/2027(1)        1,950         2,038
Sears Credit Account Master Trust             6.05%                    1/15/2008(1)        2,333         2,393
Toyota Auto Receivables Owner Trust           2.65%                   11/15/2006(1)        1,900         1,923
Toyota Auto Receivables Owner Trust           4.00%                    7/15/2008(1)          100           104
Volkswagen Auto Lease Trust                   2.36%                   12/20/2005(1)        2,000         2,013
Washington Mutual Mortgage
  Pass-Through Certificate                   5.435%                    2/25/2032(1)          175           179
Washington Mutual Mortgage
  Pass-Through Certificate                    5.55%                    3/25/2032(1)          175           179
Washington Mutual Mortgage
  Pass-Through Certificate                   5.598%                    4/25/2032(1)        1,850         1,887
WFS Financial Owner Trust                     4.50%                    2/20/2010(1)          250           263
World Omni Master Owner Trust                 3.79%                   11/20/2005(1)          175           178
                                                                                                  ------------
                                                                                                        54,512
                                                                                                  ------------
ASSET-BACKED SECURITIES--FLOATING RATE (1.9%)(2)
Chase Credit Card Master Trust                1.96%                    1/15/2006(1)        6,000         6,006
Chase Credit Card Master Trust               1.923%                    2/15/2007(1)        1,000         1,001
Discover Card Master Trust I                  1.70%                    2/16/2007(1)        2,000         2,007
Discover Card Master Trust I                  1.55%                    4/16/2007(1)        4,000         4,006
First USA Credit Card Master Trust            1.50%                    9/10/2006(1)        6,000         6,005
                                                                                                  ------------
                                                                                                        19,025
                                                                                                  ------------
FINANCE (11.0%)
  BANKING (4.4%)
  Abbey National Capital Trust I             8.963%                   12/29/2049             250           304
  Associates Corp.                            6.20%                    5/16/2005           1,000         1,062
  BankAmerica Capital II                      8.00%                   12/15/2026             750           855
  BankAmerica Corp.                          6.625%                    6/15/2004             100           107
  BankAmerica Corp.                          7.125%                     5/1/2006             150           169
  Bank of America Corp.                      7.125%                    9/15/2006           1,500         1,703
  Bank of America Corp.                       8.50%                    1/15/2007             150           179
  Bank of America Corp.                       7.40%                    1/15/2011             100           118
  Bank of America Corp.                       6.25%                    4/15/2012             100           111
  Bank One Corp.                             6.875%                     8/1/2006           1,750         1,973
  Bank One Corp.                              6.00%                    2/17/2009             795           853
  Bank One Corp.                             7.875%                     8/1/2010             750           905
  Barclays Bank PLC                           8.55%                    6/15/2011(3)          700           838
  Barclays Bank PLC                          7.375%                   12/15/2011(3)          475           533
  BBVA-Bancomer Capital Trust I              10.50%                    2/16/2011(3)          500           555
  The Chase Manhattan Corp.                   6.00%                    11/1/2005             150           162
  Citicorp Capital II                        8.015%                    2/15/2027             100           110
  Citicorp Lease Pass-Through Trust           8.04%                   12/15/2019(3)          225           260
  Citigroup Inc.                             4.125%                    6/30/2005             725           757
  Citigroup Inc.                              6.75%                    12/1/2005           2,850         3,170
  Citigroup Inc.                             5.625%                    8/27/2012           1,200         1,263
  CoreStates Capital Corp.                   6.625%                    3/15/2005           1,000         1,091
  CoreStates Capital Corp.                    8.00%                   12/15/2026(3)          525           579
  Credit Suisse First Boston USA, Inc.        5.75%                    4/15/2007           1,175         1,250
==============================================================================================================

==============================================================================================================
                                                                                            FACE        MARKET
INSTITUTIONAL TOTAL BOND                                                MATURITY          AMOUNT        VALUE*
MARKET INDEX FUND                            COUPON                         DATE           (000)         (000)
--------------------------------------------------------------------------------------------------------------
  Credit Suisse First Boston USA, Inc.        6.50%                    1/15/2012             250           267
  Fifth Third Bancorp                         6.75%                    7/15/2005             500           549
  Fleet Boston Financial Corp.                7.25%                    9/15/2005           1,000         1,106
  Golden West Financial                      4.125%                    8/15/2007           1,000         1,027
  HSBC Holdings PLC                           7.50%                    7/15/2009             750           891
  ING Capital Funding Trust III              8.439%                   12/31/2010             575           661
  J.P. Morgan Chase & Co.                    5.625%                    8/15/2006             625           664
  J.P. Morgan Chase & Co.                     5.25%                    5/30/2007           1,350         1,430
  Marshall & Ilsley Bank                     4.125%                     9/4/2007           1,000         1,033
  Mellon Capital II                          7.995%                    1/15/2027             500           557
  Mercantile Bancorp (Firstar)                7.30%                    6/15/2007             250           290
  National City Corp.                         7.20%                    5/15/2005             800           885
  National Westminster Bancorp Inc.          9.375%                   11/15/2003           2,000         2,133
  NationsBank Corp.                          6.375%                    2/15/2008             500           560
  NationsBank Corp.                           7.25%                   10/15/2025             500           581
  PaineWebber Group, Inc.                     6.50%                    11/1/2005             500           549
  PNC Funding Corp.                           5.75%                     8/1/2006             700           748
  Regions Financial Corp.                    6.375%                    5/15/2012             875           980
  Santander Central Hispaco SA               7.625%                    9/14/2010             200           227
  Sanwa Bank Ltd.                             7.40%                    6/15/2011             125           123
  Standard Chartered Bank                     8.00%                    5/30/2031(3)          325           374
  Sumitomo Mitsui Banking Corp.               8.00%                    6/15/2012             115           128
  SunTrust Banks, Inc.                        6.00%                    2/15/2026             500           545
  Suntrust Capital                            7.90%                    6/15/2027             200           222
  Swiss Bank Corp.                           7.375%                    7/15/2015             175           210
  Synovus Financial Corp.                     7.25%                   12/15/2005             175           192
  UBS Preferred Funding Trust I              8.622%                    10/1/2010             575           688
  Union Planters Corp.                        7.75%                     3/1/2011             275           322
  US Bancorp                                 6.875%                    12/1/2004           1,275         1,393
  US Bancorp                                  5.10%                    7/15/2007           1,250         1,339
  Wachovia Corp.                              4.95%                    11/1/2006             825           880
  Washington Mutual Bank                     6.875%                    6/15/2011           1,450         1,617
  Wells Fargo & Co.                           6.25%                    4/15/2008             915         1,028
  Wells Fargo & Co.                           6.45%                     2/1/2011           1,000         1,126

  BROKERAGE (1.6%)
  Bear Stearns & Co., Inc.                   6.625%                    1/15/2004           1,000         1,047
  Bear Stearns & Co., Inc.                    6.75%                   12/15/2007           1,000         1,125
  Goldman Sachs Group                        7.625%                    8/17/2005           1,000         1,124
  Goldman Sachs Group                         5.70%                     9/1/2012             750           781
  Goldman Sachs Group                         5.50%                    5/15/2014             800           807
  Lehman Brothers Holdings Inc.               6.25%                     4/1/2003             275           278
  Lehman Brothers Holdings Inc.               7.75%                    1/15/2005           1,950         2,155
  Lehman Brothers Holdings Inc.               6.25%                    5/15/2006             900           984
  Merrill Lynch & Co., Inc.                   5.88%                    1/15/2004             175           182
  Merrill Lynch & Co., Inc.                   5.35%                    6/15/2004           1,275         1,332
  Merrill Lynch & Co., Inc.                  6.875%                   11/15/2018             600           661
  Morgan Stanley Dean Witter
    Discover & Co.                           5.625%                    1/20/2004           2,150         2,228
  Morgan Stanley Dean Witter
    Discover & Co.                            6.10%                    4/15/2006           1,125         1,224
  Morgan Stanley Dean Witter
    Discover & Co.                            7.25%                     4/1/2032             450           511
==============================================================================================================

12

==============================================================================================================
                                                                                            FACE        MARKET
                                                                        MATURITY          AMOUNT        VALUE*
                                             COUPON                         DATE           (000)         (000)
--------------------------------------------------------------------------------------------------------------
  Salomon Smith Barney Holdings Inc.         5.875%                    3/15/2006             275           297
  Spear, Leeds & Kellogg, LP                  8.25%                    8/15/2005(3)          450           512
  Waddell & Reed Financial                    7.50%                    1/18/2006             650           701

  FINANCE COMPANIES (3.3%)
  American Express Co.                        3.75%                   11/20/2007           1,250         1,267
  Boeing Capital Corp.                        6.50%                    2/15/2012           1,350         1,441
  CIT Group Holdings                         7.375%                     4/2/2007             200           217
  CIT Group Holdings                          7.75%                     4/2/2012             200           222
  Countrywide Home Loan                       5.50%                     8/1/2006           1,550         1,643
  Countrywide Home Loan                       5.50%                     2/1/2007             850           902
  Countrywide Home Loan                      5.625%                    5/15/2007              50            53
  Ford Motor Credit Co.                      6.875%                     2/1/2006           2,200         2,208
  Ford Motor Credit Co.                       6.50%                    1/25/2007           2,000         1,980
  Ford Motor Credit Co.                       7.25%                   10/25/2011             500           485
  General Electric Capital Corp.             5.375%                    3/15/2007           2,500         2,685
  General Electric Capital Corp.              4.25%                    1/15/2008           1,000         1,027
  General Electric Capital Corp.             4.625%                    9/15/2009             500           511
  General Electric Capital Corp.             7.375%                    1/19/2010             750           862
  General Electric Capital Corp.             6.125%                    2/22/2011             500           539
  General Electric Capital Corp.              6.75%                    3/15/2032             650           722
  General Motors Acceptance Corp.             5.25%                    5/16/2005             250           251
  General Motors Acceptance Corp             6.125%                    9/15/2006           1,000         1,016
  General Motors Acceptance Corp.             7.75%                    1/19/2010           1,725         1,809
  General Motors Acceptance Corp.            6.875%                    9/15/2011             500           499
  General Motors Acceptance Corp.             7.00%                     2/1/2012             400           402
  General Motors Acceptance Corp.            6.875%                    8/28/2012           1,600         1,584
  Household Finance Corp.                     6.50%                    1/24/2006           1,375         1,451
  Household Finance Corp.                     7.20%                    7/15/2006             300           326
  Household Finance Corp.                     5.75%                    1/30/2007             350           366
  Household Finance Corp.                    6.375%                   10/15/2011             225           236
  Household Finance Corp.                     7.00%                    5/15/2012           1,100         1,205
  Household Finance Corp.                     7.35%                   11/27/2032              50            54
  International Lease Finance Corp.          5.625%                     6/1/2007           1,975         2,060
  John Deere Capital Corp.                    7.00%                    3/15/2012             250           290
  MBNA America Bank NA                        7.75%                    9/15/2005           1,200         1,298
  Pitney Bowes Credit Corp.                   9.25%                    6/15/2008             500           622
  SLM Corp.                                   5.05%                   11/14/2014             450           449
  USA Education Inc.                         5.625%                    4/10/2007           2,075         2,273

  INSURANCE (1.1%)
  Ace Ltd.                                    6.00%                     4/1/2007             300           313
  AIG SunAmerica Global Financing IX          6.90%                    3/15/2032(3)          540           618
  Allstate Corp.                             5.375%                    12/1/2006             500           539
  Allstate Corp.                              7.20%                    12/1/2009             875         1,006
  American General Capital II                 8.50%                     7/1/2030              50            63
  American International Group                2.85%                    12/1/2005             750           754
  Fidelity National Financial Inc.            7.30%                    8/15/2011             500           553
  Jackson National Life Insurance Co.         5.25%                    3/15/2007(3)          400           422
  Jackson National Life Insurance Co.        6.125%                    5/30/2012(3)          600           636
  John Hancock Global Funding II             5.625%                    6/27/2006(3)          400           424
  Marsh & McLennan Cos. Inc.                  6.25%                    3/15/2012             600           664
  Metlife Inc.                                5.25%                    12/1/2006           1,625         1,732
==============================================================================================================

==============================================================================================================
                                                                                            FACE        MARKET
INSTITUTIONAL TOTAL BOND                                                MATURITY          AMOUNT        VALUE*
MARKET INDEX FUND                            COUPON                         DATE           (000)         (000)
--------------------------------------------------------------------------------------------------------------
  Monumental Global Funding II                6.05%                    1/19/2006(3)        1,775         1,926
  Nationwide Life Global Funding              5.35%                    2/15/2007(3)          225           237
  Principal Life Global Funding I            6.125%                     3/1/2006(3)          900           969
  Progressive Corp.                          6.625%                     3/1/2029             400           424
  St. Paul Cos. Inc.                          5.75%                    3/15/2007             125           130

  REAL ESTATE INVESTMENT TRUSTS (0.6%)
  EOP Operating LP                            7.75%                   11/15/2007             500           568
  EOP Operating LP                           7.875%                    7/15/2031             200           217
  Equity Residential Properties Trust        6.625%                    3/15/2012             850           919
  Health Care Property Investment Inc.        6.45%                    6/25/2012             500           507
  HRPT Properties Trust                       6.50%                    1/15/2013             750           768
  New Plan Excel Realty Trust                5.875%                    6/15/2007             950           995
  Simon DeBartolo Property Group, Inc.       6.375%                   11/15/2007             900           971
  Susa Partnership LP                         7.00%                    12/1/2007             100           113
  Vornado Realty                             5.625%                    6/15/2007           1,000         1,017
                                                                                                  ------------
                                                                                                       110,621
                                                                                                  ------------
INDUSTRIAL (13.3%)
  BASIC INDUSTRY (1.1%)
  Alcoa Inc.                                  4.25%                    8/15/2007           1,750         1,822
  Celulosa Arauco Constitution SA            8.625%                    8/15/2010             350           400
  Chevron Philips Chemical Co.               5.375%                    6/15/2007             500           526
  Corporacion Nacional del
    Cobre de Chile (CODELCO)                 7.375%                     5/1/2009(3)          500           552
  Domtar Inc.                                7.875%                   10/15/2011             450           525
  Dow Chemical Co.                           6.125%                     2/1/2011             875           904
  Dow Chemical Co.                           7.375%                    11/1/2029             100           107
  Eastman Chemical Co.                        7.00%                    4/15/2012             450           503
  International Paper Co.                    7.875%                     8/1/2006             750           843
  Potash Corp. of Saskatchewan                7.75%                    5/31/2011             625           732
  Praxair, Inc.                               6.90%                    11/1/2006             125           140
  Rohm & Haas Co.                             6.95%                    7/15/2004             450           482
  Sappi Papier Holding AG                     6.75%                    6/15/2012(3)          100           111
  Sappi Papier Holding AG                     7.50%                    6/15/2032(3)          200           224
  Union Carbide Corp.                         7.75%                    10/1/2096             100            92
  Vale Overseas Ltd.                         8.625%                     3/8/2007             400           402
  Westvaco Corp.                              8.20%                    1/15/2030             725           856
  Weyerhaeuser Co.                            5.50%                    3/15/2005           1,450         1,516
  Weyerhaeuser Co.                           7.375%                    3/15/2032             575           624

  CAPITAL GOODS (1.1%)
  Bae Systems Holdings Inc.                   6.40%                   12/15/2011(3)          225           228
  The Boeing Co.                              8.75%                    8/15/2021             150           185
  The Boeing Co.                             6.625%                    2/15/2038             250           251
  Bombardier Capital Corp.                   6.125%                    6/29/2006(3)          400           364
  British Aerospace                          7.156%                   12/15/2011(1)(3)       123           129
  Caterpillar, Inc.                          7.375%                     3/1/2097             600           704
  CRH Capital Inc.                            6.95%                    3/15/2012             200           224
  Deere & Co.                                 8.50%                     1/9/2022             725           924
  Emerson Electric                           4.625%                   10/15/2012           1,000         1,001
  Goodrich Corp.                              6.45%                   12/15/2007             300           306
  Hutchison Whampoa International Ltd.        7.00%                    2/16/2011(3)          750           802
==============================================================================================================

14

==============================================================================================================
                                                                                            FACE        MARKET
                                                                        MATURITY          AMOUNT        VALUE*
                                             COUPON                         DATE           (000)         (000)
--------------------------------------------------------------------------------------------------------------
  Ingersoll-Rand Co.                          6.25%                    5/15/2006             150           164
  Kennametal Inc.                             7.20%                    6/15/2012             100           103
  Lockheed Martin Corp.                       7.65%                     5/1/2016             650           806
  Lockheed Martin Corp.                       8.50%                    12/1/2029             200           267
  Masco Corp.                                 6.75%                    3/15/2006           1,300         1,418
  Raytheon Co                                 4.50%                   11/15/2007           1,000         1,014
  Raytheon Co.                                5.50%                   11/15/2012             200           203
  Republic Services Inc.                     7.125%                    5/15/2009             725           827
  Textron Inc.                                6.50%                     6/1/2012             100           109
  United Technologies Corp.                  4.875%                    11/1/2006           1,325         1,407

  COMMUNICATION (3.2%)
  AT&T Broadband                             9.455%                   11/15/2022             100           117
  AT&T Corp.                                  6.50%                   11/15/2006           1,135         1,203
  AT&T Corp.                                  7.80%                   11/15/2011             200           217
  AT&T Corp.                                  8.00%                   11/15/2031             625           691
  AT&T Wireless Services Inc.                7.875%                     3/1/2011             450           450
  AT&T Wireless Services Inc.                8.125%                     5/1/2012             225           225
  AT&T Wireless Services Inc.                 8.75%                     3/1/2031             475           466
  BellSouth Capital Funding                  7.875%                    2/15/2030           1,200         1,465
  British Telecommunications PLC             7.875%                   12/15/2005           1,150         1,295
  British Telecommunications PLC             8.875%                   12/15/2030             400           507
  Centurytel Inc.                            7.875%                    8/15/2012(3)          175           203
  China Telecom                              7.875%                    11/2/2004             625           682
  Cingular Wireless                           6.50%                   12/15/2011             550           590
  Citizens Communications                     9.00%                    8/15/2031             375           427
  Clear Channel Communications                7.65%                    9/15/2010             750           850
  Comcast Cable Communication                6.375%                    1/30/2006             700           734
  Comcast Cable Communication                 6.75%                    1/30/2011             400           416
  Comcast Cable Communication                8.875%                     5/1/2017             200           234
  Cox Enterprises                            7.875%                    9/15/2010(3)          575           625
  Deutsche Telekom International Finance      8.25%                    6/15/2005             500           547
  Deutsche Telekom International Finance      8.50%                    6/15/2010             750           863
  Deutsche Telekom International Finance      8.25%                    6/15/2030             250           287
  France Telecom                              8.70%                     3/1/2006           1,000         1,093
  France Telecom                              9.25%                     3/1/2011             250           287
  France Telecom                             10.00%                     3/1/2031             200           242
  Grupo Televisa SA                          8.625%                     8/8/2005             625           689
  GTE Corp.                                   8.75%                    11/1/2021             100           118
  GTE Corp.                                   7.83%                     5/1/2023             500           534
  GTE South Inc.                             6.125%                    6/15/2007             875           962
  Intel Telecom Satellite                    7.625%                    4/15/2012(3)          100           100
  Koninklijke KPN NV                          8.00%                    10/1/2010             850           996
  Koninklijke KPN NV                         8.375%                    10/1/2030              25            31
  New England Telephone & Telegraph Co.      7.875%                   11/15/2029             100           120
  New York Telephone Co.                      7.25%                    2/15/2024             100           104
  News America Holdings Inc.                  8.00%                   10/17/2016             250           283
  News America Holdings Inc.                  7.75%                    12/1/2045             100            98
  News America Holdings Inc.                  8.25%                   10/17/2096             200           207
  PCCW Hong Kong Capital Ltd.                 7.75%                   11/15/2011(3)          275           296
  SBC Communications Inc.                     5.75%                     5/2/2006             200           217
  SBC Communications Inc.                    5.875%                    8/15/2012           1,000         1,081
==============================================================================================================

==============================================================================================================
                                                                                            FACE        MARKET
INSTITUTIONAL TOTAL BOND                                                MATURITY          AMOUNT        VALUE*
MARKET INDEX FUND                            COUPON                         DATE           (000)         (000)
--------------------------------------------------------------------------------------------------------------
  Scholastic Corp.                            5.75%                    1/15/2007             100           105
  Southwestern Bell Telephone Co.             7.25%                    7/15/2025             175           184
  Sprint Capital Corp.                        7.90%                    3/15/2005             400           406
  Sprint Capital Corp.                        8.75%                    3/15/2032           1,275         1,218
  TCI Communications, Inc.                    8.00%                     8/1/2005             990         1,054
  TCI Communications, Inc.                    8.75%                     8/1/2015             175           203
  Telecomunicaciones
    de Puerto Rico                            6.65%                    5/15/2006             125           133
  Telecomunicaciones
    de Puerto Rico                            6.80%                    5/15/2009             500           517
  Telefonica Europe BV                        7.35%                    9/15/2005             775           853
  Telefonos de Mexico SA                      8.25%                    1/26/2006           1,550         1,697
  Thomson Corp.                               5.75%                     2/1/2008             600           644
  TPSA Finance BV                             7.75%                   12/10/2008(3)          100           100
  USA Interactive                             7.00%                    1/15/2013(3)          500           518
  Verizon Global Funding Corp.                6.75%                    12/1/2005             325           359
  Verizon Global Funding Corp.               7.375%                     9/1/2012             500           575
  Verizon New Jersey Inc.                    5.875%                    1/17/2012             825           870
  Verizon New York Inc.                      6.875%                     4/1/2012             175           196
  Verizon New York Inc.                      7.375%                     4/1/2032             175           194
  Verizon Wireless Inc.                      5.375%                   12/15/2006             400           418
  Vodafone AirTouch PLC                      7.625%                    2/15/2005             325           360
  Vodafone AirTouch PLC                      7.875%                    2/15/2030             625           754

  CONSUMER CYCLICAL (2.3%)
  AOL Time Warner Inc.                       6.125%                    4/15/2006           1,000         1,029
  AOL Time Warner Inc.                        6.15%                     5/1/2007           1,100         1,141
  AOL Time Warner Inc.                       7.625%                    4/15/2031             450           462
  Arvinmeritor Inc.                           6.80%                    2/15/2009             250           240
  Auburn Hills                              12.375%                     5/1/2020             100           152
  Cendant Corp.                              6.875%                    8/15/2006             445           456
  Costco Wholesale Corp.                      5.50%                    3/15/2007             875           944
  DaimlerChrysler
    North America Holding Corp.               7.40%                    1/20/2005             900           978
  DaimlerChrysler
    North America Holding Corp.              7.375%                    9/15/2006           2,000         2,232
  DaimlerChrysler
    North America Holding Corp.               7.30%                    1/15/2012             225           252
  Dayton Hudson Corp.                         6.65%                     8/1/2028             350           378
  The Walt Disney Co.                        5.375%                     6/1/2007           1,000          1,060
  Ford Capital BV                             9.50%                     6/1/2010             225           230
  Ford Motor Co.                              7.45%                    7/16/2031           1,200          1,044
  Ford Motor Co.                              9.98%                    2/15/2047             900           917
  General Motors Corp,                        6.75%                     5/1/2028             500           438
  Harrahs Operating Co., Inc.                7.125%                     6/1/2007             175           193
  Harrahs Operating Co., Inc.                 7.50%                    1/15/2009             250           285
  Kohl's Corp.                                6.00%                    1/15/2033             100           100
  Liberty Media Corp.                         8.25%                     2/1/2030             550           588
  Lowe's Companies, Inc.                     6.875%                    2/15/2028             500           561
  Mach One CDO, Ltd.                          6.70%                    3/15/2030(3)          477           524
  May Department Stores Co.                  7.625%                    8/15/2013             300           353
  May Department Stores Co.                   9.75%                    2/15/2021             555           732
==============================================================================================================

16

==============================================================================================================
                                                                                            FACE        MARKET
                                                                        MATURITY          AMOUNT        VALUE*
                                             COUPON                         DATE           (000)         (000)
--------------------------------------------------------------------------------------------------------------
  McDonald's Corp.                            6.00%                    4/15/2011             400           433
  Pulte Homes Inc.                           7.875%                    6/15/2032             375           383
  Sears Roebuck Acceptance Corp.              7.00%                     2/1/2011             150           144
  Sears Roebuck Acceptance Corp.              6.70%                    4/15/2012             200           188
  Sears Roebuck Acceptance Corp.              7.00%                     6/1/2032             100            85
  Target Corp.                                5.40%                    10/1/2008           1,000         1,075
  Target Corp.                                7.00%                    7/15/2031             200           226
  Time Warner Entertainment                  8.375%                    3/15/2023             100           111
  Time Warner Entertainment                  8.375%                    7/15/2033             600           668
  Viacom Inc.                                 7.75%                     6/1/2005           1,375         1,541
  Viacom Inc.                                5.625%                    8/15/2012             300           320
  Wal-Mart Stores, Inc.                       7.55%                    2/15/2030             500           628
  Wal-Mart Stores, Inc. Canada                5.58%                     5/1/2006(3)        1,400         1,524
  Wendy's International, Inc.                 6.20%                    6/15/2014             300           331

  CONSUMER NONCYCLICAL (2.4%)
  Anheuser-Busch Cos., Inc.                   7.50%                    3/15/2012             500           610
  Anheuser-Busch Cos., Inc.                  7.125%                     7/1/2017           1,050         1,216
  Bottling Group PLC                         4.625%                   11/15/2012(3)          450           449
  Bristol-Myers Squibb                        5.75%                    10/1/2011           1,050         1,105
  C.R. Bard, Inc.                             6.70%                    12/1/2026           1,125         1,235
  Campbell Soup Co.                           6.75%                    2/15/2011             900         1,025
  Cia. Brasil de Bebidas Ambev               10.50%                   12/15/2011              90            81
  Coca-Cola Enterprises, Inc.                6.125%                    8/15/2011           1,200         1,334
  Conagra Foods, Inc.                        7.875%                    9/15/2010           1,000         1,202
  Fred Meyer, Inc.                           7.375%                     3/1/2005             500           545
  General Mills Inc.                         5.125%                    2/15/2007             550           584
  Grand Metropolitan Investment Corp.         9.00%                    8/15/2011             400           523
  International Flavors & Fragrances          6.45%                    5/15/2006             150           163
  Kellogg Co.                                 6.00%                     4/1/2006             500           543
  Kellogg Co.                                 7.45%                     4/1/2031             350           425
  Kraft Foods Inc.                           4.625%                    11/1/2006             925           975
  Kraft Foods Inc.                           5.625%                    11/1/2011             650           695
  Kraft Foods Inc.                            6.50%                    11/1/2031             300           330
  Kroger Co.                                 7.625%                    9/15/2006             100           112
  Kroger Co.                                  7.70%                     6/1/2029             175           197
  Kroger Co.                                  8.00%                    9/15/2029             650           762
  Newell Rubbermaid Inc.                      6.00%                    3/15/2007             125           135
  Newell Rubbermaid Inc.                      6.75%                    3/15/2012             400           441
  Pharmacia Corp.                             5.75%                    12/1/2005           1,275         1,391
  Pharmacia Corp.                             6.60%                    12/1/2028             250           283
  Philip Morris Cos., Inc.                    7.00%                    7/15/2005           1,000         1,082
  Philip Morris Cos., Inc.                    7.20%                     2/1/2007             500           555
  Procter & Gamble Co. ESOP                   9.36%                     1/1/2021           1,000         1,382
  Quest Diagnostic Inc.                       6.75%                    7/12/2006             125           136
  Quest Diagnostic Inc.                       7.50%                    7/12/2011             350           400
  RJ Reynolds Tobacco Holdings Inc.           6.50%                     6/1/2007             125           130
  RJ Reynolds Tobacco Holdings Inc.           7.25%                     6/1/2012             100           103
  Safeway Inc.                                6.85%                    9/15/2004           1,175         1,257
  Sara Lee Corp.                             6.125%                    11/1/2032             500           526
  United Health Group Inc.                    5.20%                    1/17/2007           1,500         1,583
  Wellpoint Health Network                   6.375%                    1/15/2012             825           906
==============================================================================================================

==============================================================================================================
                                                                                            FACE        MARKET
INSTITUTIONAL TOTAL BOND                                                MATURITY          AMOUNT        VALUE*
MARKET INDEX FUND                            COUPON                         DATE           (000)         (000)
--------------------------------------------------------------------------------------------------------------
  ENERGY (1.5%)
  Alberta Energy Co. Ltd.                    7.375%                    11/1/2031             400           458
  Amerada Hess Corp.                          5.30%                    8/15/2004           1,150         1,200
  Amerada Hess Corp.                          5.90%                    8/15/2006             225           241
  Anadarko Finance Co.                        6.75%                     5/1/2011             600           674
  Anadarko Finance Co.                        7.50%                     5/1/2031             100           119
  Apache Corp.                               7.375%                    8/15/2047             125           149
  Baker Hughes Inc.                           6.25%                    1/15/2009             500           557
  Burlington Resources Inc.                   6.50%                    12/1/2011             600           668
  Burlington Resources Inc.                   7.40%                    12/1/2031             100           115
  Conoco Funding Co.                          5.45%                   10/15/2006             500           541
  Conoco Funding Co.                          6.35%                   10/15/2011           1,150         1,288
  Conoco Inc.                                 5.90%                    4/15/2004             500           526
  Devon Financing Corp.                      6.875%                    9/30/2011             500           564
  Devon Financing Corp.                      7.875%                    9/30/2031             100           121
  Kerr McGee Corp.                           7.875%                    9/15/2031             275           335
  LG Caltex Oil Corp.                         7.75%                    7/25/2011(3)          500           578
  Marathon Oil Corp.                         5.375%                     6/1/2007             125           132
  Marathon Oil Corp.                         6.125%                    3/15/2012             625           663
  Marathon Oil Corp.                          6.80%                    3/15/2032             150           155
  Occidental Petroleum                        7.20%                     4/1/2028             200           223
  PF Export Receivables Master Trust          6.60%                    12/1/2011(1)(3)       775           837
  PanCanadian Energy Corp.                    7.20%                    11/1/2031             250           282
  Petronas Capital Ltd.                       7.00%                    5/22/2012(3)          725           795
  Phillips Petroleum Co.                      8.50%                    5/25/2005           1,000         1,140
  Schlumberger Technology Corp.               6.50%                    4/15/2012(3)          400           445
  Suncor Energy Inc.                          7.15%                     2/1/2032             625           679
  Texaco Capital Corp.                       8.875%                     9/1/2021             575           780
  Texaco Capital Corp.                       8.625%                     4/1/2032             175           235
  Valero Energy Corp.                        6.875%                    4/15/2012             425           440

  TECHNOLOGY (0.5%)
  Computer Sciences Corp.                     6.75%                    6/15/2006             225           247
  First Data Corp.                            4.70%                    11/1/2006           1,000         1,056
  First Data Corp.                           6.375%                   12/15/2007             400           450
  First Data Corp.                           5.625%                    11/1/2011             300           321
  International Business Machines Corp.       6.45%                     8/1/2007           1,000         1,127
  International Business Machines Corp.       7.00%                   10/30/2025             550           618
  International Business Machines Corp.      7.125%                    12/1/2096             275           307
  Motorola Inc.                              7.625%                   11/15/2010             600           618
  Texas Instruments Inc.                     6.125%                     2/1/2006             100           106

  TRANSPORTATION (1.1%)
  American Airlines Inc.
    Pass-Through Certificates                7.024%                   10/15/2009             975           917
  Burlington Northern Santa Fe Corp.         6.375%                   12/15/2005           1,000         1,099
  Burlington Northern Sante Fe Corp.          7.25%                     8/1/2097             350           381
  Canadian National Railway Co.               6.80%                    7/15/2018             375           412
  Canadian Pacific Rail                       6.25%                   10/15/2011             625           687
  Continental Airlines, Inc.
   (Equipment Trust Certificates)            6.648%                    3/15/2019             288           250
  CSX Corp.                                   9.00%                    8/15/2006           1,000         1,170
==============================================================================================================

18

==============================================================================================================
                                                                                            FACE        MARKET
                                                                        MATURITY          AMOUNT        VALUE*
                                             COUPON                         DATE           (000)         (000)
--------------------------------------------------------------------------------------------------------------
  Delta Air Lines, Inc.
   (Equipment Trust Certificates)             8.54%                     1/2/2007(1)          330           244
  Delta Air Lines, Inc.
    Pass-Through Certificates                7.111%                    9/18/2011             175           173
  ERAC USA Finance Co.                        7.35%                    6/15/2008(3)        1,475         1,639
  Hertz Corp.                                 7.40%                     3/1/2011             225           212
  Hertz Corp.                                7.625%                     6/1/2012             125           119
  Norfolk Southern Corp.                     8.375%                    5/15/2005             725           820
  Norfolk Southern Corp.                      7.90%                    5/15/2097             325           390
  NorthWest Airlines, Inc.
    Pass Through Certificates                6.841%                     4/1/2011             100            95
  Southwest Airlines Co.                      6.50%                     3/1/2012             700           741
  Union Pacific Corp.                         7.60%                     5/1/2005             500           557
  Union Pacific Corp.                         7.00%                     2/1/2016             500           592
  United Air Lines                           7.032%                    10/1/2010             274           217
  US Airways Pass-Through Trust               8.11%                    2/20/2017             745           767

  OTHER (0.1%)
  Black & Decker Corp.                        7.50%                     4/1/2003             275           278
  Steelcase Inc.                             6.375%                   11/15/2006             125           131
                                                                                                  ------------
                                                                                                       133,755
                                                                                                  ------------
UTILITIES (2.5%)
  ELECTRIC (1.9%)
  AEP Resources Inc.                          6.50%                    12/1/2003(3)          450           453
  Alabama Power                               4.70%                    12/1/2010             275           274
  Alabama Power                               5.50%                   10/15/2017             625           653
  American Electric Power                    6.125%                    5/15/2006             150           147
  Arizona Public Service Co.                  7.25%                     8/1/2023             700           720
  Consolidated Edison Inc.                   6.625%                   12/15/2005           1,475         1,625
  Constellation Energy Group Inc..           6.125%                     9/1/2009             700           726
  Constellation Energy Group Inc..            7.00%                     4/1/2012             125           131
  Detroit Edison                              7.50%                     2/1/2005           1,000         1,103
  Dominion Resources Capital Trust III        8.40%                    1/15/2031             325           338
  Duke Capital Corp.                          6.75%                    2/15/2032             575           470
  Energy East Corp.                           6.75%                    6/15/2012             600           652
  Firstenergy Corp.                           5.50%                   11/15/2006             350           351
  Firstenergy Corp.                           6.45%                   11/15/2011             500           496
  Florida Power & Light                      6.875%                    12/1/2005           2,000         2,223
  Georgia Power Co.                          5.125%                   11/15/2012             225           229
  HQI Translec Chile SA                      7.875%                    4/15/2011           1,475         1,631
  Israel Electric Corp. Ltd.                  7.75%                     3/1/2009(3)          225           237
  MidAmerican Energy Co.                      6.75%                   12/30/2031             825           853
  National Rural Utilities Corp.              6.50%                     3/1/2007             500           549
  National Rural Utilities Corp.              5.75%                    8/28/2009           1,000         1,060
  Oncor Electric Delivery                    6.375%                    1/15/2015(3)          200           204
  Oncor Electric Delivery                     7.25%                    1/15/2033(3)          200           203
  PacificCorp                                 6.90%                   11/15/2011             275           314
  PECO Energy Co.                             5.95%                    11/1/2011             400           437
  Progress Energy Inc.                        6.05%                    4/15/2007             100           106
  Progress Energy Inc.                        7.10%                     3/1/2011             650           715
  PSEG Power Corp.                           6.875%                    4/15/2006             225           229
  PSEG Power Corp.                            6.95%                     6/1/2012             200           198
==============================================================================================================

==============================================================================================================
                                                                                            FACE        MARKET
INSTITUTIONAL TOTAL BOND                                                MATURITY          AMOUNT        VALUE*
MARKET INDEX FUND                            COUPON                         DATE           (000)         (000)
--------------------------------------------------------------------------------------------------------------
  PSEG Power Corp.                           8.625%                    4/15/2031             200           206
  SCANA Corp.                                 6.25%                     2/1/2012           1,100         1,194
  Teco Energy Inc.                            7.00%                     5/1/2012             200           164
  Virginia Electric & Power Co.              5.375%                     2/1/2007             125           132
  Virginia Electric & Power Co.               6.75%                    10/1/2023             175           175

  NATURAL GAS (0.6%)
  Consolidated Natural Gas                   5.375%                    11/1/2006             725           776
  Consolidated Natural Gas                    6.25%                    11/1/2011             500           542
  Duke Energy Field Services                  7.50%                    8/16/2005             225           236
  Duke Energy Field Services                 8.125%                    8/16/2030             400           404
  Enterprise Products                         8.25%                    3/15/2005             700           761
  Enterprise Products                         7.50%                     2/1/2011             725           779
  Keyspan Corp.                               7.25%                   11/15/2005           1,175         1,313
  Kinder Morgan Energy Partners, LP           7.30%                    8/15/2033             250           260
  Sempra Energy                               6.80%                     7/1/2004             300           308
  Sempra Energy                               6.95%                    12/1/2005             450           479
                                                                                                  ------------
                                                                                                        25,056
                                                                                                  ------------
--------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
 (Cost $332,202)                                                                                       342,969
--------------------------------------------------------------------------------------------------------------
SOVEREIGN BONDS (U.S. Dollar-Denominated)(4.4%)
--------------------------------------------------------------------------------------------------------------
Asia Development Bank                        4.875%                     2/5/2007           1,000         1,081
European Investment Bank                      4.00%                    3/15/2005           1,800         1,878
European Investment Bank                     5.625%                    1/24/2006             500           541
Export-Import Bank of Korea                   7.10%                    3/15/2007             750           846
Federation of Malaysia                        8.75%                     6/1/2009             250           307
Federation of Malaysia                        7.50%                    7/15/2011             700           805
Inter-American Development Bank              6.375%                   10/22/2007             450           516
Inter-American Development Bank              5.625%                    4/16/2009           1,300         1,457
Inter-American Development Bank               8.50%                    3/15/2011             500           641
Inter-American Development Bank              7.125%                    3/15/2023             975         1,015
International Bank for
  Reconstruction & Development               4.125%                    8/12/2009           1,600         1,671
Interantional Bank for
  Reconstruction & Development               8.875%                     3/1/2026             250           369
KFW International Finance, Inc.              7.625%                    2/15/2004           2,000         2,136
KFW International Finance, Inc.               2.50%                   10/17/2005           1,300         1,310
Korea Development Bank                        8.09%                    10/6/2004           1,500         1,643
Korea Development Bank                        7.25%                    5/15/2006             650           730
Korea Electric Power                          4.25%                    9/12/2007(3)          825           834
Landwirtschaft Rentenbank                    3.375%                   11/15/2007           1,000         1,011
Pemex Global                                  6.50%                     2/1/2005(3)        1,200         1,271
Pemex Master Trust                            8.00%                   11/15/2011(3)          450           485
Pemex Master Trust                           7.375%                   12/15/2014(3)          400           416
Pemex Master Trust                           8.625%                     2/1/2022(3)          400           421
Petroliam Nasional Bhd.                      7.625%                   10/15/2026(3)          250           262
Province of British Columbia                  7.00%                    1/15/2003           1,000         1,001
Province of Manitoba                         6.125%                    1/19/2004           2,000         2,094
Province of New Brunswick                     3.50%                   10/23/2007           1,000         1,014
Province of Newfoundland                      7.32%                   10/13/2023             600           731
Province of Ontario                           5.50%                    10/1/2008           2,250         2,490
==============================================================================================================

20

==============================================================================================================
                                                                                            FACE        MARKET
                                                                        MATURITY          AMOUNT        VALUE*
                                             COUPON                         DATE           (000)         (000)
--------------------------------------------------------------------------------------------------------------
Province of Quebec                            5.00%                    7/17/2009           2,900         3,104
Province of Saskatchewan                     6.625%                    7/15/2003             200           205
Province of Saskatchewan                      8.00%                    7/15/2004             150           161
Province of Saskatchewan                     7.375%                    7/15/2013             900         1,121
Republic of Chile                            5.625%                    7/23/2007             700           738
Republic of El Salvador                       8.25%                    4/10/2032(3)          150           142
Republic of Finland                          7.875%                    7/28/2004           2,000         2,191
Republic of Italy                            3.625%                    9/14/2007           2,150         2,205
Republic of Italy                            5.625%                    6/15/2012           1,250         1,391
Republic of Portugal                          5.75%                    10/8/2003             175           181
Republic of South Africa                     7.375%                    4/25/2012             500           541
Republic of South Africa                      8.50%                    6/23/2017             250           283
Tenaga Nasional                               7.50%                    1/15/2096(3)          125           101
United Mexican States                        8.375%                    1/14/2011           1,725         1,952
United Mexican States                         8.30%                    8/15/2031           1,000         1,058
--------------------------------------------------------------------------------------------------------------
TOTAL SOVEREIGN BONDS
 (Cost $43,258)                                                                                         44,350
--------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.4%)
--------------------------------------------------------------------------------------------------------------
Repurchase Agreements
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account                    1.22%                     1/2/2003          18,296        18,296
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account--Note E            1.22%                     1/2/2003           5,954         5,954
--------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (Cost $24,250)                                                                                         24,250
--------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.7%)
 (Cost $977,900)                                                                                     1,002,486
--------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.3%)
--------------------------------------------------------------------------------------------------------------
Other Assets                                                                                            45,473
Payables for Investment
  Securities Purchased                                                                                (35,689)
Other Liabilities--Note E                                                                              (7,207)
                                                                                                  ------------
                                                                                                         2,577
                                                                                                  ------------
--------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------
Applicable to 19,367,404 outstanding $.001 par value shares of beneficial interest
 (unlimited authorization)                                                                          $1,005,063
==============================================================================================================
NET ASSET VALUE PER SHARE                                                                               $51.89
==============================================================================================================

*See Note A in  Notes to  Financial  Statements.
(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
(2) After giving effect to swap contracts, the fund's investments in asset-backed/commercial mortgage-backed securities represent 7.3% of net assets. See Note C in Notes to Financial Statements.
(3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, the value of these securities was $26,145,000, representing 2.6% of net assets.

================================================================================
INSTITUTIONAL TOTAL BOND                     AMOUNT                          PER
MARKET INDEX FUND                             (000)                        SHARE
--------------------------------------------------------------------------------
AT DECEMBER 31, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                           $ 980,069                       $50.61
Undistributed Net Investment Income             215                          .01
Accumulated Net Realized Gains                   64                           --
Unrealized Appreciation
  Investment Securities                      24,586                         1.27
  Swap Contracts                                129                           --
--------------------------------------------------------------------------------
NET ASSETS                               $1,005,063                       $51.89
================================================================================
See Note C in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS
This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

================================================================================
                                                        INSTITUTIONAL TOTAL BOND
                                                               MARKET INDEX FUND
                                                      APRIL 26* TO DEC. 31, 2002
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Interest                                                              $19,377
  Security Lending                                                            8
--------------------------------------------------------------------------------
    Total Income                                                         19,385
--------------------------------------------------------------------------------
EXPENSES
  The Vanguard Group--Note B
    Management and Administrative                                           201
--------------------------------------------------------------------------------
    Total Expenses                                                          201
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    19,184
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities                                                     291
  Swap Contracts                                                             --
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                    291
--------------------------------------------------------------------------------
UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                  24,586
  Swap Contracts                                                            129
--------------------------------------------------------------------------------
UNREALIZED APPRECIATION (DEPRECIATION)                                   24,715
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $44,190
================================================================================
*Inception.

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the reporting period. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income approximate the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.


                                                        INSTITUTIONAL TOTAL BOND
                                                               MARKET INDEX FUND
                                                   -----------------------------
                                                      APRIL 26* TO DEC. 31, 2002
                                                                           (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                                $ 19,184
  Realized Net Gain (Loss)                                                  291
  Unrealized Appreciation (Depreciation)                                 24,715
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Operations      44,190
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                                 (18,969)
  Realized Capital Gain**                                                  (227)
--------------------------------------------------------------------------------
    Total Distributions                                                 (19,196)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS 1
  Issued                                                              1,012,589
  Issued in Lieu of Cash Distributions                                   11,291
  Redeemed                                                              (43,811)
--------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital Share Transactions             980,069
--------------------------------------------------------------------------------
  Total Increase (Decrease)                                           1,005,063
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                                        --
--------------------------------------------------------------------------------
  End of Period                                                      $1,005,063
--------------------------------------------------------------------------------
1 Shares Issued (Redeemed)
   Issued                                                                20,000
   Issued in Lieu of Cash Distributions                                     220
   Redeemed                                                                (853)
--------------------------------------------------------------------------------
   Net Increase (Decrease) in Shares Outstanding 19,367
================================================================================
 *Inception.
**Short-term gain distributions that are treated as ordinary income for tax purposes.

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

================================================================================
INSTITUTIONAL TOTAL BOND MARKET INDEX FUND
--------------------------------------------------------------------------------
                                                                    April 26* to
                                                                        Dec. 31,
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                               2002
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $50.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                   1.701
  Net Realized and Unrealized Gain (Loss) on Investments                  1.891
--------------------------------------------------------------------------------
    Total from Investment Operations                                      3.592
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                   (1.690)
  Distributions from Realized Capital Gains                               (.012)
--------------------------------------------------------------------------------
    Total Distributions                                                  (1.702)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $51.89
================================================================================

TOTAL RETURN                                                               7.30%
================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                   $1,005
  Ratio of Total Expenses to Average Net Assets                          0.05%**
  Ratio of Net Investment Income to Average Net Assets                   4.57%**
  Portfolio Turnover Rate                                                    64%
================================================================================
 *Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS
Vanguard Institutional Total Bond Market Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund is offered to investors who meet certain administrative and servicing criteria and invest a minimum of $100 million. The fund commenced operations on April 26, 2002. Certain of the funds' investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. Swap Contracts: The fund has entered into swap transactions to earn the total return on a specified mortgage-backed security or index of mortgage-backed securities. Under the terms of the swaps, the fund receives the total return (either receiving the increase or paying the decrease) on a reference security or index applied to a notional principal amount. In return, the fund agrees to pay the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. At the same time, the fund invests an amount equal to the notional amount of the swaps in high-quality floating-rate asset-backed securities.

     The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time realized gain (loss) is recorded. Interest income is accrued daily in an amount equivalent to the interest return on the reference security or index, less the floating-rate interest payable under the terms of the swap.

     3. Repurchase Agreements: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

     5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

     6. Other: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group provides investment advisory, corporate management, administrative, marketing, and distribution services and pays for all other operating expenses, except for taxes, in return for a fee calculated at an annual percentage rate of the average net assets of the fund. The fund's trustees and officers are also directors and officers of Vanguard.

C. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

     Realized and unrealized gains and losses on the fund's swap contracts are treated as income for tax purposes. The net amount of realized and unrealized gains and losses on swap contracts is accumulated monthly and included in income dividends paid to shareholders in the following month. At December 31, 2002, the fund had $344,000 of net swap gains available to distribute to shareholders as ordinary income dividends.

     At December 31, 2002, net unrealized appreciation of investment securities for tax purposes was $24,586,000, consisting of unrealized gains of $25,180,000 on securities that had risen in value since their purchase and $594,000 in unrealized losses on securities that had fallen in value since their purchase.

     At December 31, 2002, the fund had the following open swap contracts:

========================================================================================
                                                                Floating      Unrealized
                                                     Notional   Interest    Appreciation
                                                       Amount       Rate  (Depreciation)
Reference Entity/Termination Date           Dealer*     (000)     Paid**           (000)
----------------------------------------------------------------------------------------
Commercial Mortgage-Backed Securities Index
  1/31/2003                                      MS    $6,000      1.03%          $ (20)
Commercial Mortgage-Backed Securities Index
  4/30/2003                                      MS     4,000      1.03              --
Commercial Mortgage-Backed Securities Index
  5/31/2003                                      ML     6,000      0.88             136
Commercial Mortgage-Backed Securities Index
  7/31/2003                                      MS     3,000      0.93              13
                                                                                --------
                                                                                   $129
                                                                                --------
========================================================================================

 *MS-Morgan Stanley
  ML-Merrill Lynch
**Based on one-month London InterBank Offered Rate (LIBOR).

Unrealized appreciation (depreciation) on open swap contracts is required to be treated as ordinary income for tax purposes. The floating-rate asset-backed securities associated with the swap transactions are shown as a separate category of corporate bonds in the Statement of Net Assets.

D. During the period ended December 31, 2002, the fund purchased $462,277,000 of investment securities and sold $81,915,000 of investment securities other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $883,023,000 and $253,356,000, respectively.

E. The market value of securities on loan to broker/dealers at December 31, 2002, was $5,846,000, for which the fund held cash collateral of $5,954,000. The fund invests in cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard Institutional Total Bond Market Index Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Institutional Total Bond Market Index Fund (the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the period April 26, 2002 (commencement of operations) through December 31, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
PHILADELPHIA, PENNSYLVANIA

FEBRUARY 5, 2003

INVESTING IS FAST AND EASY ON VANGUARD.COM
If you're like many Vanguard investors, you believe in planning and taking control of your own investments. Vanguard.com(R) was built for you--and it's getting better all the time.

MANAGE YOUR INVESTMENTS WITH EASE

Log on to Vanguard.com and:
* See what you own (at Vanguard and elsewhere) and how you're doing by using our Consolidated View(TM) tool.
*    Check your overall asset allocation, no matter where your assets are held.
*    Compare your holdings with industry benchmarks.
*    Analyze your personal performance.
* Invest online and even manage the mail you get from us. (Prefer to get fund reports like this one online? Just let us know!)
* Set up a Watch List to make it easy to track funds and securities of interest.

PLAN YOUR INVESTMENTS WITH CONFIDENCE
Go to our PLANNING & Advice and RESEARCH FUNDS & Stocks sections and:
* Take our Investor Questionnaire to find out what asset allocation might best suit your needs.
*    Find out how much you should save for retirement and for college costs.
* Discover how investment costs affect your bottom line by using our Compare Fund Costs tool.
* Find out how to maximize your after-tax returns in our PlainTalk(R) guide Be a Tax-Savvy Investor.
*    Attend our quarterly PlainTalk webcasts on investing.

Find out what Vanguard.com can do for you. Log on today!

CAPITALIZE ON YOUR IRA
Are you taking full advantage of your individual retirement account? You really should be. The contribution limits on IRAs were recently raised, making these tax-deferred accounts more powerful options for retirement savers.

     Here's how you can exploit your IRA--and improve your chances of having the retirement of your dreams.

*    Contribute the maximum amount each year.
It may be an obvious point, but if you invest as much in your IRA as the law allows--currently $3,000 per tax year if you are under age 50 and $3,500 if you are age 50 or over--you will increase the odds of meeting your retirement goals. "Max out" every year you can.

*    Make it automatic.
Put your IRA on autopilot by taking advantage of Vanguard's Automatic Investment Plan. Your IRA contributions will be deducted from your bank account on a schedule of your choosing, making retirement investing a healthy habit.

*    Consider cost.
The owners of low-cost investments keep a larger portion of their gross returns than the owners of high-cost investments. Over the long term, avoiding costlier mutual funds and brokerage commissions could significantly boost your retirement savings. Our low costs are one reason a Vanguard IRA(R) is such a smart choice.

*    Request a direct rollover when you change jobs.
Don't spend your retirement assets before you've retired. When you change jobs, roll your 401(k) or other employer-sponsored retirement plan assets directly into your IRA.

     If you have questions about your IRA, want to transfer an IRA from another institution to Vanguard, or need help with any other IRA transaction, call our Retirement Resource Center at 1-800-205-6189 or visit Vanguard.com. You can open or fund your IRA on our website, and have a confirmation in your hand within minutes.

The Vanguard(R) Family of Funds
STOCK FUNDS
500 Index Fund
Calvert Social Index Fund
Capital Opportunity Fund
Capital Value Fund
Convertible Securities Fund
Developed Markets Index Fund
Dividend Growth Fund
Emerging Markets Stock
  Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets
  Index Fund
Institutional Index Fund
Institutional Total Stock Market
  Index Fund
International Explorer(TM) Fund
International Growth Fund
International Value Fund
Mid-Cap Growth Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital
  Appreciation Fund
Tax-Managed Growth and
  Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock
  Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative
  Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate
  Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Institutional Total Bond Market
  Index Fund
Insured Long-Term
  Tax-Exempt Fund
Intermediate-Term Bond
  Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term
  Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
 (California, Florida, Massachusetts,
  New Jersey, New York, Ohio,
  Pennsylvania)
Total Bond Market Index Fund

MONEY MARKET FUNDS
Admiral(TM) Treasury Money
  Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market
  Funds (California, New Jersey,
  New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY
Balanced Portfolio
Capital Growth Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small-Cap Index Portfolio
Small Company Growth Portfolio
Total Bond Market Index Portfolio
Total Stock Market Index Portfolio

For information about Vanguard funds and annuities, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

     Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the

====================================================================================================================================
NAME                       POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)            (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE      OVERSEEN BY TRUSTEE/OFFICER)    PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*           Chairman of the Board,          Chairman of the Board, Chief Executive Officer, and
(1954)                     Chief Executive Officer,        Director/Trustee of The Vanguard Group, Inc., and of each of the
May 1987                   and Trustee                     investment companies served by The Vanguard Group.
                           (112)
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
CHARLES D. ELLIS           Trustee                         The Partners of '63 (pro bono ventures in education); Senior Adviser
(1937)                     (112)                           to Greenwich Associates (international business strategy consulting);
January 2001                                               Successor Trustee of Yale University; Overseer of the Stern School of
                                                           Business at New York University; Trustee of the Whitehead Institute
                                                           for Biomedical Research.
------------------------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA             Trustee                         Chairman and Chief Executive Officer (since October 1999), Vice
(1945)                     (112)                           Chairman (January-September 1999), and Vice President (prior to
December 2001                                              September 1999) of Rohm and Haas Co. (chemicals); Director of Technitrol,
                                                           Inc. (electronic components), and Agere Systems (communications components); Board Member of the American Chemistry Council;
                                                           Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN HEISEN     Trustee                         Vice President, Chief Information Officer, and Member of the Executive
(1950)                     (112)                           Committee of Johnson & Johnson (pharmaceuticals/consumer products);
July 1998                                                  Director of the Medical Center at Princeton and Women's Research
                                                           and Education Institute.
------------------------------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL          Trustee                         Chemical Bank Chairman's Professor of Economics, Princeton University;
(1932)                     (110)                           Director of Vanguard Investment Series plc (Irish investment fund) (since
May 1977                                                   November 2001), Vanguard Group (Ireland) Limited (Irish investment management firm) (since November 2001), Prudential Insurance Co. of
                                                           America, BKF Capital (investment management), The Jeffrey Co.
                                                           (holding company), and NeuVis, Inc. (software company).
------------------------------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, JR.      Trustee                         Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                     (112)                           Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                                               Goodrich Corporation (industrial products/aircraft systems and services);
                                                           Director of Standard Products Company (a supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON         Trustee                         Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                     (112)                           (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                                                 Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------------------------------

activities of the funds. Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

     Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

====================================================================================================================================
NAME                       POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)            (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE      OVERSEEN BY TRUSTEE/OFFICER)    PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. GREGORY BARTON          Secretary                       Managing Director and General Counsel of The Vanguard Group, Inc.
(1951)                     (112)                           (since September 1997); Secretary of The Vanguard Group and of
June 2001                                                  each of the investment companies served by The Vanguard Group;
                                                           Principal of The Vanguard Group (prior to September 1997).

------------------------------------------------------------------------------------------------------------------------------------
THOMAS J. HIGGINS          Treasurer                       Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                     (112)                           investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------------------------------

*Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.
F. WILLIAM MCNABB, III, Institutional Investor Group.
JAMES H. GATELY, Direct Investor Services.
MICHAEL S. MILLER, Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.
RALPH K. PACKARD, Finance.
IAN A. MACKINNON, Fixed Income Group.
GEORGE U. SAUTER, Quantitative Equity Group.

--------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.

Vanguard, The Vanguard Group, Vanguard.com, Vanguard IRA, Admiral, Consolidated View, Explorer, Morgan, LifeStrategy, PlainTalk, STAR, Wellesley, Wellington, Windsor, and the ship logo are trademarks of The Vanguard Group, Inc.

S&P 500(R), Standard & Poor's 500, and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund.

All other marks are the exclusive property of their respective owners.

THE VANGUARD GROUP(R)
POST OFFICE BOX 2600
VALLEY FORGE, PA 19482-2600

ABOUT OUR COVER
The photographs of the sails and ship that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through VANGUARD.COM(R). Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

                                                (C)2003 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                              Vanguard Marketing
                                                       Corporation, Distributor.

                                                                    Q3370 022003
VANGUARD(R) INSTITUTIONAL TOTAL STOCK MARKET INDEX FUND

ANNUAL REPORT * DECEMBER 31, 2002

EARNING YOUR TRUST EVERY DAY

     The past two years brought news of too many corporate scandals, with tales of greed and deception tarnishing Enron, Arthur Andersen, and WorldCom, among others.

     Given the questionable business dealings at some high-profile companies, investors can hardly be blamed for wondering whom they can trust.

     Vanguard is a name that should stand out. Why?

     Our unique corporate structure--The Vanguard Group is owned by each of its independently operated mutual funds and is charged with solely serving the funds' shareholders--ensures that our interests are aligned with yours. We have no other constituency to serve.

     We are client-focused because, quite frankly, it makes good business sense. Your trust is our most valuable asset, and every one of our crew members understands that his or her actions must meet the highest standards of ethical behavior and fiduciary responsibility.

     When you assess the combination of our organizational structure, the independent nature of each of our funds, our long track record of conducting business with integrity, and our total commitment to ethical behavior, we hope you will feel completely secure in entrusting your assets to us. There is no better place for them.


[PICTURE OF JOHN J. BRENNAN]
--JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

SUMMARY

* The broad stock market fell for the third consecutive year. In line with the market's -20.9% decline, the Institutional Shares of the Institutional Total Stock Market Index Fund fell -20.8%, and the Institutional Plus Shares fell -20.7%.
* The rash of corporate scandals shook some investors' faith in the financial markets.
* Technology stocks were among the market's worst performers--a consistent theme since March 2000.
--------------------------------------------------------------------------------
CONTENTS

        1       Letter from the Chairman
        6       Fund Profile
        7       Glossary of Investment Terms
        8       Performance Summary
        9       Your Fund's After-Tax Returns
        10      Results of Proxy Voting
        11      Financial Statements

LETTER FROM THE CHAIRMAN

FELLOW SHAREHOLDER,

The first full fiscal year for Vanguard(R) Institutional Total Stock Market Index Fund was the broad stock market's most punishing 12 months in a generation. No segment of the market escaped the damage. Large- and small-capitalization stocks and growth and value issues all fell sharply. The culprits were many, but hard-hit technology stocks accounted for a significant share of the decline.

     One positive note during the past 12 months was that the fund met its objective of matching the return of the Wilshire 5000 Total Market Index. (In fact, both share classes slightly outperformed the benchmark.) Another small consolation is the fact that the passively managed index fund held up better than the average multi-cap core fund, a peer group made up mainly of actively managed funds.

---------------------------------------------------
2002 TOTAL RETURNS                       YEAR ENDED
                                        DECEMBER 31
---------------------------------------------------
VANGUARD INSTITUTIONAL TOTAL
  STOCK MARKET INDEX FUND
  Institutional Shares                       -20.8%
  Institutional Plus Shares                  -20.7%
  Average Multi-Cap Core Fund*               -21.8%
  Wilshire 5000 Index                        -20.9%
---------------------------------------------------
*Derived from data provided by Lipper Inc.


     A table showing the per-share components of the fund's total returns is on page 5. A report on the fund's after-tax returns appears on page 9.

AMID CORPORATE SCANDALS, STOCKS FELL FOR A THIRD CONSECUTIVE YEAR

Lawmakers, prosecutors, and securities-industry regulators ramped up their efforts to expose unethical and illegal business practices in 2002. As revelations of fraudulent accounting practices mounted--helping to push a handful of well-known companies into bankruptcy--some investors lost confidence in the financial markets. Economic uncertainty, the threat of terrorism, and the prospect of war with Iraq also weighed on the nation.

     Though there was a solid rebound in the fourth quarter, overall it was too much for the stock market. Share prices in the Wilshire 5000 declined -22.0%--their worst calendar-year performance since 1974--while dividends provided an income return of just 1.1%. It was the third consecutive down year for stocks, and the longest bear market since 1939-1941.

     Stocks of all kinds declined. Growth stocks--shares in companies that are expected to increase their earnings quickly--plunged -28.0%, according to the Russell 3000 Growth Index. Value stocks also proved disappointing: The Russell 3000 Value Index fell -15.2%.

     Sorted by market capitalization, the declines were more uniform. Large-cap stocks, as measured by the Russell 1000 Index, sank -21.7%. Small-caps (the Russell 2000 Index) dropped -20.5%.

THE ECONOMY BEGAN TO GROW AGAIN, SLOWLY; BONDS SHONE ONCE MORE

Although the stock market seemed oblivious, the recession of 2001 gave way to halting economic growth in 2002. The production of goods and services rebounded nicely in the first quarter, only to decelerate in the second quarter. This pattern recurred in the second half of the year: The nation's real
(inflation-adjusted) gross domestic product grew at an annual rate of 4.0% between July and September, but lackluster holiday sales restrained growth in the fourth quarter.

--------------------------------------------------------------------------------
MARKET BAROMETER                                   AVERAGE ANNUAL TOTAL RETURNS
                                                PERIODS ENDED DECEMBER 31, 2002
                                             -----------------------------------
                                                ONE         THREE          FIVE
                                               YEAR         YEARS         YEARS
--------------------------------------------------------------------------------
Russell 1000 Index (Large-caps)              -21.7%        -14.2%          -0.6%
Russell 2000 Index (Small-caps)              -20.5          -7.5           -1.4
Wilshire 5000 Index (Entire market)          -20.9         -14.4           -0.9
MSCI All Country World Index Free
  ex USA (International)                     -14.7         -16.4          -2.7
--------------------------------------------------------------------------------
Lehman Aggregate Bond Index                   10.3%         10.1%           7.5%
  (Broad taxable market)
Lehman Municipal Bond Index                    9.6           8.8            6.1
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                     1.7           3.9           4.3
================================================================================
Consumer Price Index                           2.4%          2.4%           2.3%
--------------------------------------------------------------------------------

     Growth in corporate earnings remained sluggish. The companies in the Standard & Poor's 500 Index recorded combined quarterly per-share profits of $11-$12, well off their first-quarter 2000 peak of $16. As a result, business spending on new plants, equipment, and technology remained weak. Employers also trimmed their payrolls; in the fall, unemployment stood at 6%, an eight-year high.

     Interest rates dropped, leading to a mortgage-refinancing boom that supported consumer spending. The yield of the 3-month Treasury bill fell 53 basis points (0.53 percentage point) to 1.19% as of December 31, while the yield of the 10-year Treasury note declined 124 basis points to 3.81%.

     The Lehman Brothers Aggregate Bond Index, which tracks the market for taxable investment-grade bonds, returned 10.3% for the year.

DISAPPOINTING TRENDS CONTINUED

During 2002, the investment themes that have characterized the stock market's long downturn continued to predominate, producing losses of more than -20% for the two share classes of Vanguard Institutional Total Stock Market Index Fund. Most notable was the persistent weakness of technology stocks. Although these stocks powered the stock market's late-1990s boom, they have since fallen hard as corporate America has made deep cuts in spending on information technology. As the sector's earnings have dried up, tech stocks' once-lofty valuations have collapsed. The utilities sector suffered from some of the same forces. Telecommunications companies invested heavily to lay fiber-optic cable and build new high-speed networks, but when their work was done, demand failed to materialize. Together, the sectors were responsible for
8.3 percentage points of the fund's 2002 decline.

     Consumer discretionary stocks were another big detractor. As the economic recovery struggled to gather steam, investors grew concerned that heavily indebted American consumers might close their wallets, threatening the profits of restaurants, retailers, and entertainment companies that compete for our discretionary income.

     Although no industry sector produced a positive return, the smallest losses were in the consumer staples sector. Food producers, household-goods makers, and the like have tended to be good defensive investments because their earnings are relatively insensitive to weakness in the broader economy.

     Materials/processing stocks also held up relatively well on signs that long-struggling manufacturers might be grinding into gear. In fact, the stocks of mining companies, chemical makers, and forest-products giants produced a strong return of nearly 10% in the fourth quarter. For the year, however, the sector sustained a decline of almost -8%.

--------------------------------------------------------------------------------
TOTAL RETURNS                                           AUGUST 31, 2001* THROUGH
                                                               DECEMBER 31, 2002
                                             -----------------------------------
                                            AVERAGE               FINAL VALUE OF
                                             ANNUAL               A $200,000,000
                                             RETURN           INITIAL INVESTMENT
--------------------------------------------------------------------------------
Institutional Total Stock
  Market Index Fund
  Institutional Shares                       -14.5%                 $162,161,670
Average Multi-Cap Core Fund                  -15.6                   159,580,215
Wilshire 5000 Index                          -14.6                   161,897,623
--------------------------------------------------------------------------------

                                                           MAY 31, 2001* THROUGH
                                                               DECEMBER 31, 2002
                                            ------------------------------------
                                            AVERAGE               FINAL VALUE OF
                                             ANNUAL               A $500,000,000
                                             RETURN           INITIAL INVESTMENT
--------------------------------------------------------------------------------
Institutional Total Stock
  Market Index Fund
  Institutional Plus Shares                  -17.5%                 $368,743,662
Average Multi-Cap Core Fund                  -18.0                   365,300,600
Wilshire 5000 Index                          -17.6                   367,699,890
--------------------------------------------------------------------------------
*Share-class inception.

SHORT HISTORY PROVIDES LITTLE PERSPECTIVE

Vanguard Institutional Total Stock Market Index Fund began operations in 2001 (the Institutional Plus Shares in May, the Institutional Shares in August), and during that time the fund has followed the broad stock market's downward trajectory, keeping a few basis points ahead of the Wilshire 5000 Index.
Needless to say, stock market returns aren't always negative. A longer performance record would reveal that periods of strong returns give way to shorter and shallower periods of weakness--a cycle that has repeated throughout history. Because the Institutional Total Stock Market Index Fund was launched in the middle of an unusually severe down period, its historical record provides little meaningful perspective.

     However, the record does illustrate a useful point about the virtues of indexing. Since inception, both of the fund's share classes have outperformed the average multi-cap core fund, as displayed in the tables on page 3. It may be surprising for some pundits to see that indexing performed well relative to active management during the bear market. This short-term relationship is not very different from what we would expect over the long term. Over time, a well-managed, low-cost index portfolio should outperform the average actively managed fund, which has much higher costs. (During 2002, the Institutional Shares carried an expense ratio of 0.06%, while the Institutional Plus Shares charged 0.025%; the average multi-cap core fund charged 1.38%.) It's a simple matter of mathematics. All investors as a group--active managers and indexers alike--earn the market's average return (as represented by the Wilshire 5000
Index) before costs. A low-cost index fund consumes a tiny portion of this return. The average fund subtracts more, dooming itself to inferior performance.

PREPARE FOR THE BEST--AND FOR THE WORST

Is the worst over? The stock market's fourth-quarter rally was encouraging, but the truth is no one knows what the market's future returns will be. The best approach to this uncertainty, for institutions and individuals alike, is to diversify widely, both within and across asset classes. Vanguard advocates a balanced investment approach that includes stock, bond, and money market funds in proportions appropriate for the investor's goals and unique circumstances. We offer a full range of institutionally priced portfolios that allow such a plan to be implemented with ease.

     By following these simple principles, you enhance your ability to stick with an investment program through good times and bad, an important key to the long-term success of your institution's portfolio. Thank you for entrusting your assets to Vanguard.


Sincerely,



/S/JOHN J. BRENNAN
JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

JANUARY 21, 2003

--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE          DECEMBER 31, 2001-DECEMBER 31, 2002

                                                 DISTRIBUTIONS PER SHARE
                                   ---------------------------------------------
                            STARTING          ENDING         INCOME      CAPITAL
                         SHARE PRICE     SHARE PRICE      DIVIDENDS        GAINS
--------------------------------------------------------------------------------
Institutional Total Stock
  Market Index Fund
  Institutional Shares        $23.10          $18.00         $0.320       $0.000
  Institutional Plus Shares    23.10           18.00          0.327        0.000
--------------------------------------------------------------------------------

FUND PROFILE AS OF DECEMBER 31, 2002

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with its unmanaged target index. Key terms are defined on page 7.


INSTITUTIONAL TOTAL STOCK MARKET INDEX FUND
------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                      TARGET
                                        FUND          INDEX*
------------------------------------------------------------
Number of Stocks                       3,216           5,668
Median Market Cap                     $26.2B          $26.2B
Price/Earnings Ratio                   22.5x           22.5x
Price/Book Ratio                        2.4x            2.4x
Yield 1.7%
Institutional Shares 1.1%
Institutional Plus Shares 1.2%
Return on Equity                       21.3%           21.3%
Earnings Growth Rate                    7.5%            7.5%
Foreign Holdings                        0.3%            0.3%
Turnover Rate                             9%              --
Expense Ratio --
Institutional Shares 0.06%
Institutional Plus Shares 0.025%
Cash Investments 0.0% --
------------------------------------------------------------

--------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

Microsoft Corp.                         2.7%
  (software)
General Electric Co.                    2.4
  (conglomerate)
ExxonMobil Corp.                        2.3
  (oil)
Wal-Mart Stores, Inc.                   2.2
  (retail)
Pfizer, Inc.                            1.8
  (pharmaceuticals)
Citigroup, Inc.                         1.8
  (banking)
Johnson & Johnson                       1.6
  (pharmaceuticals)
American International Group, Inc.      1.5
  (insurance)
International Business Machines Corp.   1.3
  (computer hardware)
Merck & Co., Inc.                       1.2
  (pharmaceuticals)
--------------------------------------------
Top Ten                                18.8%
--------------------------------------------


--------------------------------------------------
SECTOR DIVERSIFICATION (% OF COMMON STOCKS)

                                            TARGET
                                 FUND       INDEX*
--------------------------------------------------
Auto & Transportation            2.7%         2.7%
Consumer Discretionary          14.9         14.9
Consumer Staples                 7.5          7.5
Financial Services              22.4         22.4
Health Care                     14.1         14.1
Integrated Oils                  3.7          3.7
Other Energy                     2.2          2.2
Materials & Processing           3.8          3.8
Producer Durables                4.0          4.0
Technology                      12.8         12.8
Utilities                        7.2          7.2
Other                            4.7          4.7
--------------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.


-------------------------------------
INVESTMENT FOCUS

MARKET CAP                      LARGE
STYLE                           BLEND
-------------------------------------
*Wilshire 5000 Index.


                                                            VISIT OUR WEBSITE AT
                                                                WWW.VANGUARD.COM
                                         FOR REGULARLY UPDATED FUND INFORMATION.

GLOSSARY OF INVESTMENT TERMS

CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts or other equity index products to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF DECEMBER 31, 2002

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

INSTITUTIONAL TOTAL STOCK MARKET INDEX FUND
--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                         AUGUST 31, 2001-DECEMBER 31, 2002

                    INSTITUTIONAL
                      TOTAL STOCK
                MARKET INDEX FUND
                    INSTITUTIONAL        AVERAGE MULTI-CAP              WILSHIRE
                           SHARES              CORE FUND**            5000 INDEX

9/1/2005                200000000                200000000             200000000
  200109                182075281                180200000             182040000
  200112                204661063                203936377             204560583
  200203                206610216                204507399             206528707
  200206                180483758                179973853             180484515
  200209                150081946                148975789             150158436
  200212                162161670                159580215             161897623
--------------------------------------------------------------------------------
                               AVERAGE ANNUAL TOTAL RETURNS
                             PERIODS ENDED DECEMBER 31, 2002
                          ------------------------------------  FINAL VALUE OF A
                                        ONE            SINCE        $200,000,000
                                       YEAR       INCEPTION*          INVESTMENT
--------------------------------------------------------------------------------
Institutional Total
  Stock Market Index Fund
    Institutional Shares            -20.77%          -14.55%        $162,161,670
Average Multi-Cap Core Fund**       -21.75           -15.57          159,580,215
Wilshire 5000 Index                 -20.86           -14.65          161,897,623
--------------------------------------------------------------------------------

                                                                FINAL VALUE OF A
                                        ONE            SINCE        $500,000,000
                                       YEAR       INCEPTION*          INVESTMENT
--------------------------------------------------------------------------------
Institutional Total
  Stock Market Index Fund
    Institutional Plus Shares       -20.74%          -17.47%        $368,743,662
Wilshire 5000 Index                 -20.86           -17.61          367,699,890
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) AUGUST 31, 2001-DECEMBER 31, 2002

                    INSTITUTIONAL
                      TOTAL STOCK
                MARKET INDEX FUND
                    INSTITUTIONAL                 WILSHIRE
                           SHARES               5000 INDEX

2001                         2.3%                     2.3%
2002                       -20.8                    -20.9
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
* Inception dates are: for Institutional Shares, August 31, 2001; for Instituitional Plus Shares, May 31, 2001.
** Derived from data provided by Lipper Inc.
NOTE: See Financial Highlights tables on pages 47 and 48 for dividend information.

YOUR FUND'S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.

     Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. (In the example that assumes all fund shares were sold, a negative pre-tax total return translates into a higher after-tax return. This is because the calculation assumes that the investor received a tax deduction for the loss incurred on the sale.)

     The table shows returns for Institutional Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

     Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                     PERIODS ENDED DECEMBER 31, 2002

                                                                          SINCE
                                                  ONE YEAR            INCEPTION*
                                           -------------------------------------
INSTITUTIONAL TOTAL STOCK MARKET INDEX FUND
  INSTITUTIONAL SHARES
  Returns Before Taxes                             -20.77%               -14.55%
  Returns After Taxes on Distributions             -21.27                -15.12
 Returns After Taxes on Distributions and
  Sale of Fund Shares                              -12.73                -11.82
--------------------------------------------------------------------------------
*August 31, 2001.

NOTICE TO SHAREHOLDERS

At a special meeting of shareholders on December 3, 2002, fund shareholders approved the following proposals:

* ELECT TRUSTEES FOR THE FUND. * The individuals listed in the table below were elected as trustees for the fund. All trustees served as trustees to the fund prior to the shareholder meeting.

--------------------------------------------------------------------------------
                                                                      PERCENTAGE
TRUSTEE                                 FOR           WITHHELD               FOR
--------------------------------------------------------------------------------
John J. Brennan              16,784,653,841         18,607,334             99.9%
Charles D. Ellis             16,784,890,905         18,370,269             99.9
Rajiv L. Gupta               16,783,876,595         19,384,579             99.9
JoAnn Heffernan Heisen       16,784,592,095         18,669,079             99.9
Burton G. Malkiel            16,774,885,176         28,375,998             99.8
Alfred M. Rankin, Jr.        16,784,539,526         18,721,648             99.9
J. Lawrence Wilson           16,784,114,836         19,146,338             99.9
--------------------------------------------------------------------------------


* RECLASSIFY THE FUND AS NONDIVERSIFIED. This change to "nondiversified" status enables the fund to continue tracking its target index in the event that the index becomes dominated by a small number of stocks.

--------------------------------------------------------------------------------
                                                             BROKER   PERCENTAGE
                                   FOR  AGAINST  ABSTAIN  NON-VOTES          FOR

--------------------------------------------------------------------------------
Institutional Total Stock
  Market Index Fund        716,135,359        0        0         --       100.0%
--------------------------------------------------------------------------------
* Results are for all funds within the same trust.







Note: Vote tabulations are rounded to the nearest whole number.

FINANCIAL STATEMENTS                                    AS OF DECEMBER 31, 2002

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Common stocks are listed in descending market-value order. Temporary cash investments and other assets are added to, and liabilities are subtracted from, the value of Total Common Stocks to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                          MARKET
INSTITUTIONAL TOTAL STOCK                                                 VALUE*
  MARKET INDEX FUND                               SHARES                   (000)
--------------------------------------------------------------------------------
COMMON STOCKS (99.1%)(1)
--------------------------------------------------------------------------------
* Microsoft Corp.                                483,290    $            24,986
  General Electric Co.                           899,167                 21,895
  ExxonMobil Corp.                               608,215                 21,251
  Wal-Mart Stores, Inc.                          399,007                 20,154
  Pfizer, Inc.                                   556,979                 17,027
  Citigroup, Inc.                                464,276                 16,338
  Johnson & Johnson                              267,685                 14,377
  American International
   Group, Inc.                                   235,801                 13,641
  International Business
   Machines Corp.                                152,832                 11,844
  Merck & Co., Inc.                              202,992                 11,491
* Berkshire Hathaway Inc. Class A                    139                 10,112
  Procter & Gamble Co.                           117,455                 10,094
  The Coca-Cola Co.                              224,125                  9,821
  Verizon Communications                         246,559                  9,554
  Bank of America Corp.                          135,350                  9,416
  Intel Corp.                                    598,884                  9,325
* Cisco Systems, Inc.                            652,857                  8,552
  SBC Communications Inc.                        300,122                  8,136
  Philip Morris Cos., Inc.                       186,996                  7,579
  Wells Fargo & Co.                              153,011                  7,172
  PepsiCo, Inc.                                  156,148                  6,593
* Viacom Inc. Class B                            159,245                  6,491
  Eli Lilly & Co.                                101,558                  6,449
  ChevronTexaco Corp.                             96,638                  6,425
  United Parcel Service, Inc.                    101,018                  6,372
* Dell Computer Corp.                            234,174                  6,262
  Fannie Mae                                      90,021                  5,791
  Abbott Laboratories                            141,270                  5,651
* Amgen, Inc.                                    116,339                  5,624
  AOL Time Warner Inc.                           404,106                  5,294
* Oracle Corp.                                   484,183                  5,229
  Home Depot, Inc.                               210,276                  5,038
  Medtronic, Inc.                                110,288                  5,029
  Pharmacia Corp.                                116,876                  4,885
  Hewlett-Packard Co.                            275,895                  4,790
  Wyeth                                          119,895                  4,484
  Wachovia Corp.                                 122,954                  4,480
  3M Co.                                          35,241                  4,345
  BellSouth Corp.                                167,596                  4,336
  J.P. Morgan Chase & Co.                        180,467                  4,331
* Comcast Corp. Class A                          182,576                  4,303
  American Express Co.                           118,837                  4,201
  Bristol-Myers Squibb Co.                       175,161                  4,055
  Morgan Stanley                                  98,202                  3,920
  Bank One Corp.                                 105,305                  3,849
  E.I. du Pont de Nemours & Co.                   89,863                  3,810
  Anheuser-Busch Cos., Inc.                       77,366                  3,745
  Freddie Mac                                     62,940                  3,717
  U.S. Bancorp                                   173,193                  3,675
  Fifth Third Bancorp                             52,282                  3,061
  The Walt Disney Co.                            184,578                  3,010
  Merrill Lynch & Co., Inc.                       78,220                  2,968
  ConocoPhillips                                  61,186                  2,961
  Washington Mutual, Inc.                         85,582                  2,955
  The Goldman Sachs Group, Inc.                   43,245                  2,945

--------------------------------------------------------------------------------
                                                                          MARKET
INSTITUTIONAL TOTAL STOCK                                                 VALUE*
  MARKET INDEX FUND                               SHARES                   (000)
--------------------------------------------------------------------------------
  Schering-Plough Corp.                          132,147    $             2,934
  Gillette Co.                                    95,366                  2,895
  Walgreen Co.                                    92,585                  2,703
  United Technologies Corp.                       42,886                  2,656
  Lowe's Cos., Inc.                               70,467                  2,643
* QUALCOMM Inc.                                   71,020                  2,584
  Colgate-Palmolive Co.                           48,692                  2,553
  The Boeing Co.                                  75,873                  2,503
  Target Corp.                                    82,037                  2,461
  Dow Chemical Co.                                82,274                  2,444
  First Data Corp.                                68,012                  2,408
  Lockheed Martin Corp.                           41,254                  2,382
  Allstate Corp.                                  63,536                  2,350
  Texas Instruments, Inc.                        155,989                  2,341
  Cardinal Health, Inc.                           38,953                  2,306
  FleetBoston Financial Corp.                     94,870                  2,305
  UnitedHealth Group Inc.                         27,528                  2,299
  Marsh & McLennan Cos., Inc.                     48,576                  2,245
  Schlumberger Ltd.                               52,582                  2,213
  Kimberly-Clark Corp.                            46,503                  2,207
  MBNA Corp.                                     115,440                  2,196
  Automatic Data Processing, Inc.                 54,134                  2,125
* Clear Channel
    Communications, Inc.                          55,309                  2,062
* Applied Materials, Inc.                        148,972                  1,941
  Emerson Electric Co.                            38,034                  1,934
  HCA Inc.                                        46,436                  1,927
* Liberty Media Corp.                            214,568                  1,918
* eBay Inc.                                       27,965                  1,897
  General Motors Corp.                            50,584                  1,865
  McDonald's Corp.                               114,416                  1,840
  Southern Co.                                    64,002                  1,817
  Motorola, Inc.                                 207,853                  1,798
  AT&T Corp.                                      68,819                  1,797
  Illinois Tool Works, Inc.                       27,656                  1,794
  Honeywell International Inc.                    74,067                  1,778
  Sysco Corp.                                     59,396                  1,769
  Alcoa Inc.                                      76,289                  1,738
  Gannett Co., Inc.                               24,194                  1,737
  Metropolitan Life Insurance Co.                 63,359                  1,713
* Kohl's Corp.                                    30,468                  1,705
  Prudential Financial, Inc.                      51,100                  1,622
* Forest Laboratories, Inc.                       16,377                  1,609
  Northrop Grumman Corp.                          16,476                  1,598
  BB&T Corp.                                      43,201                  1,598
  Sara Lee Corp.                                  70,554                  1,588
  The Bank of New York Co., Inc.                  65,668                  1,573
  Duke Energy Corp.                               80,216                  1,567
* Boston Scientific Corp.                         36,863                  1,567
  General Mills, Inc.                             33,285                  1,563
  Ford Motor Co.                                 165,920                  1,543
  Exelon Corp.                                    29,121                  1,537
  Dominion Resources, Inc.                        27,799                  1,526
* Cox Communications, Inc. Class A                53,507                  1,520
  International Paper Co.                         43,289                  1,514
  National City Corp.                             55,201                  1,508
  Baxter International, Inc.                      53,634                  1,502
  FedEx Corp.                                     26,958                  1,462
  SunTrust Banks, Inc.                            25,657                  1,460
  SLM Corp.                                       13,936                  1,447
  General Dynamics Corp.                          18,200                  1,445
  ALLTEL Corp.                                    28,148                  1,436
  Caterpillar, Inc.                               31,154                  1,424
  AFLAC Inc.                                      46,559                  1,402
* AT&T Wireless Services Inc.                    244,829                  1,383
  Union Pacific Corp.                             22,846                  1,368
* Travelers Property Casualty Corp.
    Class B                                       90,744                  1,329
  Carnival Corp.                                  52,990                  1,322
  Charles Schwab Corp.                           121,277                  1,316
  Kellogg Co.                                     37,007                  1,268
  Harley-Davidson, Inc.                           27,338                  1,263
  Waste Management, Inc.                          54,893                  1,258
  Tribune Co.                                     27,612                  1,255
  The Gap, Inc.                                   79,901                  1,240
* EMC Corp.                                      199,164                  1,223
  ConAgra Foods, Inc.                             48,672                  1,217
  Stryker Corp.                                   17,931                  1,204
  Household International, Inc.                   42,861                  1,192
  Sprint Corp.                                    80,679                  1,168
* Costco Wholesale Corp.                          41,214                  1,156
  Avon Products, Inc.                             21,303                  1,148
  State Street Corp.                              29,365                  1,145
  Lehman Brothers Holdings, Inc.                  21,396                  1,140
  Raytheon Co.                                    36,464                  1,121
  Wm. Wrigley Jr. Co.                             20,365                  1,118
  Omnicom Group Inc.                              17,019                  1,099
  Anadarko Petroleum Corp.                        22,522                  1,079
  PNC Financial Services Group                    25,733                  1,078
* The Kroger Co.                                  69,782                  1,078
  NIKE, Inc. Class B                              23,928                  1,064
  The McGraw-Hill Cos., Inc.                      17,579                  1,062
  Newmont Mining Corp.
    (Holding Company)                             36,335                  1,055
  The Hartford Financial
    Services Group Inc.                           23,151                  1,052
  H.J. Heinz Co.                                  31,773                  1,044
  Mellon Financial Corp.                          38,895                  1,016
* NEXTEL Communications, Inc.                     87,263                  1,008
  Golden West Financial Corp.                     13,887                    997
  FPL Group, Inc.                                 16,472                    990
  Deere & Co.                                     21,580                    989
  Kraft Foods Inc.                                25,355                    987
* Cendant Corp.                                   93,408                    979

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                  SHARES                   (000)
--------------------------------------------------------------------------------
  Progressive Corp. of Ohio                       19,656    $               976
  Weyerhaeuser Co.                                19,823                    975
  Baker Hughes, Inc.                              30,298                    975
  Southwest Airlines Co.                          70,077                    974
  Occidental Petroleum Corp.                      34,106                    970
  KeyCorp                                         38,371                    965
* WellPoint Health
    Networks Inc. Class A                         13,542                    964
  Maxim Integrated Products, Inc.                 28,878                    954
  Paychex, Inc.                                   33,903                    946
  Masco Corp.                                     44,323                    933
* Safeway, Inc.                                   39,939                    933
  TJX Cos., Inc.                                  47,732                    932
* General Motors Corp. Class H                    86,848                    929
  Progress Energy, Inc.                           21,385                    927
  Equity Office Properties
    Trust REIT                                    37,105                    927
  Eastman Kodak Co.                               26,441                    926
  The Principal Financial
    Group, Inc.                                   30,500                    919
* Bed Bath & Beyond, Inc.                         26,460                    914
  Entergy Corp.                                   20,006                    912
  Danaher Corp.                                   13,648                    897
  FirstEnergy Corp.                               26,930                    888
  CVS Corp.                                       35,535                    887
  Burlington Northern
    Santa Fe Corp.                                34,091                    887
  Coca-Cola Enterprises, Inc.                     40,591                    882
  Air Products & Chemicals, Inc.                  20,601                    881
* Sun Microsystems, Inc.                         281,760                    876
* Yahoo! Inc.                                     53,384                    873
  Campbell Soup Co.                               37,138                    872
* Intuit, Inc.                                    18,491                    868
* Guidant Corp.                                   27,705                    855
  Praxair, Inc.                                   14,591                    843
  American Electric Power Co., Inc.               30,649                    838
  Hershey Foods Corp.                             12,324                    831
* Fox Entertainment Group, Inc.
    Class A                                       31,952                    829
  Consolidated Edison Inc.                        19,339                    828
  The Clorox Co.                                  19,915                    821
  The Chubb Corp.                                 15,561                    812
* Anthem, Inc.                                    12,810                    806
  Franklin Resources Corp.                        23,520                    802
* USA Interactive                                 34,806                    798
  Electronic Data Systems Corp.                   43,006                    793
* Analog Devices, Inc.                            33,103                    790
  SouthTrust Corp.                                31,388                    780
  Burlington Resources, Inc.                      18,218                    777
* Staples, Inc.                                   42,378                    776
* Qwest Communications
    International Inc.                           153,302                    767
  PPG Industries, Inc.                            15,274                    766
  Albertson's, Inc.                               34,327                    764
  Mattel, Inc.                                    39,544                    757
* Agilent Technologies, Inc.                      42,098                    756
  Loews Corp.                                     16,827                    748
  Apache Corp.                                    12,991                    740
  Halliburton Co.                                 39,550                    740
  Newell Rubbermaid, Inc.                         24,200                    734
* Zimmer Holdings, Inc.                           17,656                    733
* Tenet Healthcare Corp.                          44,341                    727
  John Hancock Financial
    Services, Inc.                                25,974                    725
  Linear Technology Corp.                         28,122                    723
  Archer-Daniels-Midland Co.                      58,293                    723
* Concord EFS, Inc.                               45,898                    722
* Starbucks Corp.                                 35,237                    718
  Unocal Corp.                                    23,339                    714
  Becton, Dickinson & Co.                         23,241                    713
  McKesson Corp.                                  26,310                    711
  Marriott International, Inc.
    Class A                                       21,497                    707
* Best Buy Co., Inc.                              29,144                    704
  DTE Energy Co.                                  15,166                    704
  Northern Trust Corp.                            20,066                    703
  Norfolk Southern Corp.                          35,164                    703
  Cintas Corp.                                    15,330                    701
  St. Paul Cos., Inc.                             20,525                    699
  Pitney Bowes, Inc.                              21,396                    699
  Computer Associates
    International, Inc.                           51,643                    697
* Apollo Group, Inc. Class A                      15,773                    694
* Lexmark International, Inc.                     11,354                    687
  Sears, Roebuck & Co.                            28,667                    687
  Comerica, Inc.                                  15,804                    683
  Biomet, Inc.                                    23,445                    672
  Transocean Inc.                                 28,931                    671
  Regions Financial Corp.                         20,036                    668
  Allergan, Inc.                                  11,594                    668
* Genentech, Inc.                                 19,986                    663
  M & T Bank Corp.                                 8,310                    659
  Limited Brands, Inc.                            47,268                    658
  Washington Post Co. Class B                        892                    658
  H & R Block, Inc.                               16,346                    657
  Ingersoll-Rand Co.                              15,251                    657
* Amazon.com, Inc.                                34,537                    652
  Rohm & Haas Co.                                 20,053                    651
* Yum! Brands, Inc.                               26,864                    651
  The Pepsi Bottling Group, Inc.                  25,286                    650
  Devon Energy Corp.                              14,112                    648
  Public Service
    Enterprise Group, Inc.                        20,058                    644
* Chiron Corp.                                    17,050                    641

--------------------------------------------------------------------------------
                                                                          MARKET
INSTITUTIONAL TOTAL STOCK                                                 VALUE*
  MARKET INDEX FUND                               SHARES                   (000)
--------------------------------------------------------------------------------
  Johnson Controls, Inc.                           7,993    $               641
* Electronic Arts Inc.                            12,800                    637
* St. Jude Medical, Inc.                          15,988                    635
* Affiliated Computer
    Services, Inc. Class A                        12,040                    634
* Xilinx, Inc.                                    30,568                    630
* AutoZone Inc.                                    8,906                    629
  Fortune Brands, Inc.                            13,476                    627
  New York Times Co. Class A                      13,683                    626
  AmSouth Bancorp                                 32,455                    623
* MedImmune Inc.                                  22,666                    616
* KLA-Tencor Corp.                                17,150                    607
  Avery Dennison Corp.                             9,905                    605
* SunGard Data Systems, Inc.                      25,592                    603
* Gilead Sciences, Inc.                           17,702                    602
  Equity Residential REIT                         24,480                    602
  Marathon Oil Corp.                              28,243                    601
  May Department Stores Co.                       26,050                    599
  Capital One Financial Corp.                     20,044                    596
  Countrywide Financial Corp.                     11,517                    595
* International Game Technology                    7,819                    594
* Fiserv, Inc.                                    17,384                    590
* Comcast Corp. Special Class A                   26,044                    588
  Charter One Financial, Inc.                     20,404                    586
* Veritas Software Corp.                          37,239                    582
  MBIA, Inc.                                      13,254                    581
  Ameren Corp.                                    13,980                    581
  Simon Property Group, Inc. REIT                 16,960                    578
  Ecolab, Inc.                                    11,600                    574
* Genzyme Corp.-General Division                  19,372                    573
  Moody's Corp.                                   13,627                    563
  Aetna Inc.                                      13,587                    559
  J.C. Penney Co., Inc.
    (Holding Company)                             24,160                    556
  E.W. Scripps Co. Class A                         7,217                    555
  Cincinnati Financial Corp.                      14,680                    551
  TXU Corp.                                       29,204                    546
  CSX Corp.                                       19,241                    545
  Marshall & Ilsley Corp.                         19,776                    541
* Biogen, Inc.                                    13,483                    540
  Ambac Financial Group, Inc.                      9,589                    539
  Textron, Inc.                                   12,496                    537
  Dover Corp.                                     18,363                    535
* Computer Sciences Corp.                         15,489                    534
* Xerox Corp.                                     66,203                    533
* Micron Technology, Inc.                         54,692                    533
* Symantec Corp.                                  13,098                    531
  UnionBanCal Corp.                               13,493                    530
  Adobe Systems, Inc.                             21,347                    529
  Synovus Financial Corp.                         27,161                    527
  Aon Corp.                                       27,613                    522
  CIGNA Corp.                                     12,685                    522
  AmerisourceBergen Corp.                          9,553                    519
  PPL Corp.                                       14,954                    519
* CNA Financial Corp.                             20,233                    518
* PeopleSoft, Inc.                                28,278                    517
  Bear Stearns Co., Inc.                           8,701                    517
  GlobalSantaFe Corp.                             21,074                    513
  UST, Inc.                                       15,276                    511
  Cinergy Corp.                                   15,143                    511
* Federated Department Stores, Inc.               17,709                    509
  Union Planters Corp.                            18,079                    509
* Univision Communications Inc.                   20,732                    508
  ITT Industries, Inc.                             8,304                    504
  Lincoln National Corp.                          15,952                    504
* Quest Diagnostics, Inc.                          8,830                    502
  Eaton Corp.                                      6,397                    500
  North Fork Bancorp, Inc.                        14,791                    499
* PG&E Corp.                                      35,657                    496
  Jefferson-Pilot Corp.                           12,939                    493
  Parker Hannifin Corp.                           10,661                    492
  Interpublic Group of Cos., Inc.                 34,727                    489
* EchoStar Communications
    Corp. Class A                                 21,904                    488
  Family Dollar Stores, Inc.                      15,620                    488
  Genuine Parts Co.                               15,816                    487
  PACCAR, Inc.                                    10,491                    484
  Knight Ridder                                    7,509                    475
  Kinder Morgan, Inc.                             11,077                    468
* Weatherford International Ltd.                  11,686                    467
* Apple Computer, Inc.                            32,528                    466
* American Standard Cos., Inc.                     6,502                    463
* Nabors Industries, Inc.                         13,058                    461
* MGM Mirage, Inc.                                13,943                    460
* BJ Services Co.                                 14,162                    458
* IDEC Pharmaceuticals Corp.                      13,757                    456
  Monsanto Co.                                    23,636                    455
  KeySpan Corp.                                   12,758                    450
  Microchip Technology, Inc.                      18,287                    447
  MeadWestvaco Corp.                              18,073                    447
  National Commerce Financial Corp.               18,614                    444
  Amerada Hess Corp.                               8,006                    441
  NiSource, Inc.                                  22,000                    440
* Weight Watchers International, Inc.              9,553                    439
  Sempra Energy                                   18,557                    439
  SAFECO Corp.                                    12,534                    435
  Hilton Hotels Corp.                             34,061                    433
  W.W. Grainger, Inc.                              8,307                    428
  Starwood Hotels &
    Resorts Worldwide, Inc.                       18,028                    428
* Altera Corp.                                    34,606                    427
* BEA Systems, Inc.                               37,093                    425
* Noble Corp.                                     12,037                    423
  EOG Resources, Inc.                             10,517                    420

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                  SHARES                   (000)
--------------------------------------------------------------------------------
  First Tennessee National Corp.                  11,516    $               414
* Office Depot, Inc.                              27,989                    413
  Constellation Energy Group, Inc.                14,811                    412
  IMS Health, Inc.                                25,735                    412
* Jones Apparel Group, Inc.                       11,604                    411
  Delphi Corp.                                    50,737                    408
  American Water Works Co., Inc.                   8,959                    407
  ProLogis REIT                                   16,136                    406
  Popular, Inc.                                   11,940                    404
  Brown-Forman Corp. Class B                       6,168                    403
  Molex, Inc.                                     17,468                    402
  Green Point Financial Corp.                      8,884                    401
  Kerr-McGee Corp.                                 9,053                    401
* Harrah's Entertainment, Inc.                    10,070                    399
  Huntington Bancshares Inc.                      21,241                    397
  Xcel Energy, Inc.                               36,074                    397
  ENSCO International, Inc.                       13,457                    396
* Sprint PCS                                      90,398                    396
  Plum Creek Timber Co. Inc. REIT                 16,772                    396
  Leggett & Platt, Inc.                           17,614                    395
* Lucent Technologies, Inc.                      311,430                    392
  Torchmark Corp.                                 10,679                    390
  Health Management
    Associates Class A                            21,614                    387
  Mylan Laboratories, Inc.                        11,052                    386
  Rockwell Collins, Inc.                          16,529                    384
* L-3 Communications Holdings, Inc.                8,550                    384
  Sherwin-Williams Co.                            13,574                    383
  UnumProvident Corp.                             21,841                    383
  Archstone-Smith Trust REIT                      16,259                    383
* DST Systems, Inc.                               10,744                    382
* Novellus Systems, Inc.                          13,534                    380
* King Pharmaceuticals, Inc.                      22,035                    379
  El Paso Corp.                                   54,159                    377
* Caremark Rx, Inc.                               23,186                    377
  MGIC Investment Corp.                            9,113                    376
  CenturyTel, Inc.                                12,800                    376
* Broadcom Corp.                                  24,827                    374
  Georgia Pacific Group                           22,683                    367
* BMC Software, Inc.                              21,261                    364
  Compass Bancshares Inc.                         11,632                    364
  Vornado Realty Trust REIT                        9,756                    363
* Westwood One, Inc.                               9,639                    360
  Dollar General Corp.                            30,120                    360
  Tyson Foods, Inc.                               31,875                    358
  VF Corp.                                         9,907                    357
  Murphy Oil Corp.                                 8,314                    356
* AutoNation, Inc.                                28,357                    356
  Valero Energy Corp.                              9,609                    355
  CIT Group Inc.                                  18,072                    354
* Cablevision Systems-NY Group
    Class A                                       21,065                    353
* Edison International                            29,517                    350
  Rockwell Automation, Inc.                       16,729                    346
* Corning, Inc.                                  104,114                    345
  Vulcan Materials Co.                             9,168                    344
* Smurfit-Stone Container Corp.                   22,171                    341
  Public Storage, Inc. REIT                       10,531                    340
* Express Scripts Inc.                             7,076                    340
* Mohawk Industries, Inc.                          5,967                    340
  R.J. Reynolds Tobacco
    Holdings, Inc.                                 8,048                    339
  Applera Corp.-Applied
    Biosystems Group                              19,159                    336
* CDW Computer Centers, Inc.                       7,585                    333
  Sovereign Bancorp, Inc.                         23,646                    332
* Siebel Systems, Inc.                            43,894                    328
  Dow Jones & Co., Inc.                            7,533                    326
  Zions Bancorp                                    8,275                    326
  Hudson City Bancorp, Inc.                       17,382                    324
* Jabil Circuit, Inc.                             17,888                    321
  Sigma-Aldrich Corp.                              6,567                    320
  Radian Group, Inc.                               8,608                    320
  Whirlpool Corp.                                  6,103                    319
  Ocean Energy, Inc.                              15,950                    319
  Boston Properties, Inc. REIT                     8,602                    317
  Darden Restaurants Inc.                         15,498                    317
* JDS Uniphase Corp.                             127,945                    316
  Apartment Investment &
    Management Co. Class A REIT                    8,412                    315
  Transatlantic Holdings, Inc.                     4,726                    315
* Synopsys, Inc.                                   6,830                    315
  Tiffany & Co.                                   13,179                    315
* Pactiv Corp.                                    14,373                    314
  Black & Decker Corp.                             7,281                    312
* Laboratory Corp. of
    America Holdings                              13,392                    311
  Duke Realty Corp. REIT                          12,208                    311
* Republic Services, Inc. Class A                 14,786                    310
  SCANA Corp.                                      9,931                    307
* ChoicePoint Inc.                                 7,757                    306
  Cooper Industries, Inc. Class A                  8,385                    306
  Expeditors International of
    Washington, Inc.                               9,350                    305
* Varian Medical Systems, Inc.                     6,148                    305
* Lincare Holdings, Inc.                           9,640                    305
  ServiceMaster Co.                               27,434                    305
  Banknorth Group, Inc.                           13,443                    304
* Network Appliance, Inc.                         30,365                    304
* Dean Foods Co.                                   8,182                    304
* Thermo Electron Corp.                           15,064                    303
  Old Republic International Corp.                10,798                    302
  T. Rowe Price Group Inc.                        11,055                    302
  Equifax, Inc.                                   13,023                    301

--------------------------------------------------------------------------------
                                                                          MARKET
INSTITUTIONAL TOTAL STOCK                                                 VALUE*
  MARKET INDEX FUND                               SHARES                   (000)
--------------------------------------------------------------------------------
  International Flavors &
    Fragrances, Inc.                               8,573    $               301
  Lennar Corp.                                     5,830                    301
  Estee Lauder Cos. Class A                       11,388                    301
  Ross Stores, Inc.                                7,086                    300
* Health Net Inc.                                 11,298                    298
* Smith International, Inc.                        9,076                    296
  General Growth Properties Inc. REIT              5,679                    295
* Metro-Goldwyn-Mayer Inc.                        22,590                    294
  McCormick & Co., Inc.                           12,650                    293
  TCF Financial Corp.                              6,689                    292
  Hormel Foods Corp.                              12,514                    292
  RadioShack Corp.                                15,508                    291
  Royal Caribbean Cruises, Ltd.                   17,385                    290
* Unisys Corp.                                    29,325                    290
  Energy East Corp.                               13,091                    289
* QLogic Corp.                                     8,378                    289
  Nucor Corp.                                      7,000                    289
  Legg Mason Inc.                                  5,918                    287
  Kimco Realty Corp. REIT                          9,369                    287
* Oxford Health Plans, Inc.                        7,866                    287
  Liz Claiborne, Inc.                              9,662                    286
  Pepco Holdings, Inc.                            14,738                    286
  Fidelity National Financial, Inc.                8,651                    284
* Brinker International, Inc.                      8,803                    284
* Cadence Design Systems, Inc.                    24,079                    284
  Wendy's International, Inc.                     10,476                    284
  XTO Energy, Inc.                                11,480                    284
* Williams-Sonoma, Inc.                           10,344                    281
* Sealed Air Corp.                                 7,525                    281
  New York Community
    Bancorp, Inc.                                  9,706                    280
  Centex Corp.                                     5,566                    279
  The Stanley Works                                8,018                    277
  Pinnacle West Capital Corp.                      8,120                    277
* Whole Foods Market, Inc.                         5,230                    276
  Hibernia Corp. Class A                          14,283                    275
* SPX Corp.                                        7,316                    274
* Watson Pharmaceuticals, Inc.                     9,688                    274
  C.R. Bard, Inc.                                  4,687                    272
* Tellabs, Inc.                                   37,272                    271
* American Power Conversion Corp.                 17,778                    269
* Citizens Communications Co.                     25,517                    269
* Patterson Dental Co.                             6,113                    267
  Hillenbrand Industries, Inc.                     5,504                    266
* Solectron Corp.                                 74,668                    265
  Commerce Bancorp, Inc.                           6,134                    265
* Pioneer Natural Resources Co.                   10,482                    265
  Diebold, Inc.                                    6,420                    265
  SEI Corp.                                        9,733                    265
  Ball Corp.                                       5,158                    264
  Stilwell Financial, Inc.                        20,137                    263
  Alberto-Culver Co. Class B                       5,221                    263
  Wisconsin Energy Corp.                          10,440                    263
  DENTSPLY International Inc.                      7,057                    263
* Coach, Inc.                                      7,966                    262
  Pulte Homes, Inc.                                5,462                    261
  Federated Investors, Inc.                       10,255                    260
  Engelhard Corp.                                 11,560                    258
* Waters Corp.                                    11,829                    258
  Diamond Offshore Drilling, Inc.                 11,774                    257
* Lamar Advertising Co. Class A                    7,626                    257
* Barr Laboratories, Inc.                          3,930                    256
* Robert Half International, Inc.                 15,800                    255
  Eastman Chemical Co.                             6,922                    255
  Fastenal Co.                                     6,802                    254
* Phelps Dodge Corp.                               7,977                    252
* Dollar Tree Stores, Inc.                        10,270                    252
* Iron Mountain, Inc.                              7,627                    252
  iStar Financial Inc. REIT                        8,930                    250
  Telephone & Data Systems, Inc.                   5,264                    248
* Universal Health Services Class B                5,488                    248
  Rouse Co. REIT                                   7,792                    247
* Pixar, Inc.                                      4,650                    246
* Cooper Cameron Corp.                             4,944                    246
* National Semiconductor Corp.                    16,362                    246
  The PMI Group Inc.                               8,162                    245
  White Mountains
    Insurance Group Inc.                             758                    245
  Avalonbay Communities, Inc. REIT                 6,217                    243
* Cephalon, Inc.                                   4,999                    243
  First Virginia Banks, Inc.                       6,504                    242
  TECO Energy, Inc.                               15,622                    242
  Mercantile Bankshares Corp.                      6,248                    241
  Total System Services, Inc.                     17,747                    240
  Bemis Co., Inc.                                  4,802                    238
  Outback Steakhouse                               6,907                    238
* Convergys Corp.                                 15,700                    238
  C.H. Robinson Worldwide, Inc.                    7,584                    237
  The McClatchy Co. Class A                        4,168                    236
  Commerce Bancshares, Inc.                        6,012                    236
* Sabre Holdings Corp.                            13,032                    236
  Deluxe Corp.                                     5,561                    234
  A.G. Edwards & Sons, Inc.                        7,094                    234
  CenterPoint Energy Inc.                         27,441                    233
  Arthur J. Gallagher & Co.                        7,923                    233
  Sunoco, Inc.                                     6,973                    231
* Energizer Holdings, Inc.                         8,289                    231
  Nordstrom, Inc.                                 12,163                    231
* The Dun & Bradstreet Corp.                       6,684                    231
* WebMD Corp.                                     26,922                    230
  Associated Banc-Corp                             6,765                    230
* Juniper Networks, Inc.                          33,738                    229
* Park Place Entertainment Corp.                  27,270                    229

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                  SHARES                   (000)
--------------------------------------------------------------------------------
  D. R. Horton, Inc.                              13,196    $               229
* Network Associates, Inc.                        13,998                    225
  R.R. Donnelley & Sons Co.                       10,331                    225
* Mercury Interactive Corp.                        7,574                    225
  Liberty Property Trust REIT                      6,984                    223
  Dreyer's Grand Ice Cream, Inc.                   3,140                    223
* First Health Group Corp.                         9,134                    222
* Freeport-McMoRan Copper &
    Gold, Inc. Class B                            13,086                    220
  Manpower Inc.                                    6,878                    219
  Bunge Ltd.                                       9,100                    219
  Temple-Inland Inc.                               4,874                    218
* Patterson-UTI Energy, Inc.                       7,223                    218
  Astoria Financial Corp.                          8,008                    217
  Belo Corp. Class A                              10,144                    216
* NVR, Inc.                                          663                    216
* Gentex Corp.                                     6,800                    215
  Valley National Bancorp                          8,143                    215
* Teradyne, Inc.                                  16,485                    214
* PETsMART, Inc.                                  12,515                    214
  John Nuveen Co. Class A                          8,416                    213
  NSTAR                                            4,803                    213
* IVAX Corp.                                      17,576                    213
* Host Marriott Corp. REIT                        24,038                    213
* Sanmina-SCI Corp.                               47,378                    213
  AMB Property Corp. REIT                          7,757                    212
* Alliant Techsystems, Inc.                        3,403                    212
  Neuberger Berman Inc.                            6,318                    212
* NCR Corp.                                        8,846                    210
* Entercom Communications Corp.                    4,469                    210
  The St. Joe Co.                                  6,962                    209
  Bowater Inc.                                     4,976                    209
  Erie Indemnity Co. Class A                       5,754                    209
  Questar Corp.                                    7,496                    209
* Storage Technology Corp.                         9,658                    207
  Pogo Producing Co.                               5,521                    206
* Millennium Pharmaceuticals, Inc.                25,741                    204
  Fluor Corp.                                      7,299                    204
  Health Care Properties
    Investors REIT                                 5,319                    204
* Triad Hospitals, Inc.                            6,818                    203
  Sonoco Products Co.                              8,819                    202
  Omnicare, Inc.                                   8,485                    202
* Hispanic Broadcasting Corp.                      9,827                    202
  Lafarge North America Inc.                       6,136                    202
* Apogent Technologies Inc.                        9,684                    201
  City National Corp.                              4,578                    201
  Allied Capital Corp.                             9,210                    201
  Adolph Coors Co. Class B                         3,274                    201
* CIENA Corp.                                     38,948                    200
* Hearst-Argyle Television Inc.                    8,288                    200
* Advanced Micro Devices, Inc.                    30,892                    200
  Maytag Corp.                                     6,992                    199
  Valspar Corp.                                    4,508                    199
  SuperValu Inc.                                  12,062                    199
* PanAmSat Corp.                                  13,550                    198
  Equitable Resources, Inc.                        5,638                    198
* Smithfield Foods, Inc.                           9,936                    197
  Brown & Brown, Inc.                              6,088                    197
  Fair, Isaac & Co. Inc.                           4,600                    196
  Noble Energy, Inc.                               5,229                    196
* Owens-Illinois, Inc.                            13,457                    196
  Hospitality Properties Trust REIT                5,559                    196
* Lear Corp.                                       5,864                    195
  Rowan Cos., Inc.                                 8,563                    194
* Citrix Systems, Inc.                            15,746                    194
* U.S. Cellular Corp.                              7,742                    194
* LSI Logic Corp.                                 33,549                    194
* Ceridian Corp.                                  13,422                    194
* Ticketmaster Class B                             9,119                    194
  Winn-Dixie Stores, Inc.                         12,651                    193
  American National Insurance Co.                  2,353                    193
  W.R. Berkley Corp.                               4,871                    193
* Toys R Us, Inc.                                 19,226                    192
  Wilmington Trust Corp.                           6,024                    191
* Constellation Brands, Inc. Class A               8,048                    191
  Northeast Utilities                             12,535                    190
* Michaels Stores, Inc.                            6,062                    190
  Capitol Federal Financial                        6,588                    190
  Goodrich Corp.                                  10,350                    190
  Hubbell Inc. Class B                             5,380                    189
* AdvancePCS                                       8,462                    188
* Level 3 Communications, Inc.                    38,233                    187
* Mandalay Resort Group                            6,111                    187
  PepsiAmericas, Inc.                             13,908                    187
  Leucadia National Corp.                          5,005                    187
  Mercury General Corp.                            4,959                    186
  Meredith Corp.                                   4,532                    186
* Community Health Systems, Inc.                   9,039                    186
* Abercrombie & Fitch Co.                          9,079                    186
  KB HOME                                          4,319                    185
  Bank of Hawaii Corp.                             6,077                    185
  Doral Financial Corp.                            6,442                    184
  Hasbro, Inc.                                    15,901                    184
  Puget Energy, Inc.                               8,318                    183
  Pall Corp.                                      10,991                    183
  Wesco Financial Corp.                              588                    182
  Lyondell Chemical Co.                           14,415                    182
* Rational Software Corp.                         17,462                    181
  J.M. Smucker Co.                                 4,548                    181
* Henry Schein, Inc.                               4,015                    181
  Eaton Vance Corp.                                6,361                    180
  International Speedway Corp.                     4,816                    180
* Ameritrade Holding Corp.                        31,685                    179

--------------------------------------------------------------------------------
                                                                          MARKET
INSTITUTIONAL TOTAL STOCK                                                 VALUE*
  MARKET INDEX FUND                               SHARES                   (000)
--------------------------------------------------------------------------------
* Markel Corp.                                       872    $               179
  Unitrin, Inc.                                    6,128                    179
  Viad Corp.                                       8,004                    179
* Pride International, Inc.                       11,988                    179
  Bausch & Lomb, Inc.                              4,958                    178
* Jacobs Engineering Group Inc.                    4,998                    178
* Allied Waste Industries, Inc.                   17,788                    178
  Ashland, Inc.                                    6,177                    176
  Allete, Inc.                                     7,738                    175
* VeriSign, Inc.                                  21,754                    174
  DPL Inc.                                        11,347                    174
  Weingarten Realty Investors REIT                 4,714                    174
* Packaging Corp. of America                       9,524                    174
  Dial Corp.                                       8,526                    174
  Protective Life Corp.                            6,302                    173
  Symbol Technologies, Inc.                       21,003                    173
* Krispy Kreme Doughnuts, Inc.                     5,102                    172
  Harman International
    Industries, Inc.                               2,893                    172
* Providian Financial Corp.                       26,509                    172
* Intersil Corp.                                  12,311                    172
  Tidewater Inc.                                   5,518                    172
  Student Loan Corp.                               1,754                    172
* Comverse Technology, Inc.                       17,104                    171
  Regency Centers Corp. REIT                       5,276                    171
  Scientific-Atlanta, Inc.                        14,332                    170
  New Plan Excel Realty Trust REIT                 8,891                    170
* Ingram Micro, Inc. Class A                      13,723                    169
* BISYS Group, Inc.                               10,658                    169
* SICOR, Inc.                                     10,658                    169
  FirstMerit Corp.                                 7,777                    168
* 99 Cents Only Stores                             6,270                    168
* CarMax, Inc.                                     9,407                    168
* Career Education Corp.                           4,170                    167
* Newfield Exploration Co.                         4,623                    167
  MDU Resources Group, Inc.                        6,453                    167
* The Cheesecake Factory                           4,587                    166
* Compuware Corp.                                 34,531                    166
  Dole Food Co.                                    5,078                    165
  Beckman Coulter, Inc.                            5,591                    165
* Zebra Technologies Corp. Class A                 2,876                    165
* Manor Care, Inc.                                 8,841                    165
  Fulton Financial Corp.                           9,316                    165
* BOK Financial Corp.                              5,078                    164
  Brunswick Corp.                                  8,273                    164
* Vishay Intertechnology, Inc.                    14,672                    164
* E*TRADE Group, Inc.                             33,516                    163
  Pier 1 Imports Inc.                              8,590                    163
  Investors Financial Services Corp.               5,894                    161
* NVIDIA Corp.                                    14,002                    161
  RPM International, Inc.                         10,509                    161
  United Dominion Realty Trust REIT                9,811                    161
  Dana Corp.                                      13,611                    160
* National-Oilwell, Inc.                           7,299                    159
  Mack-Cali Realty Corp. REIT                      5,236                    159
* Coventry Health Care Inc.                        5,449                    158
  Reynolds & Reynolds Class A                      6,200                    158
* Catellus Development Corp.                       7,930                    157
* Columbia Sportswear Co.                          3,537                    157
  Harris Corp.                                     5,957                    157
* Advance Auto Parts, Inc.                         3,200                    156
  AVX Corp.                                       15,960                    156
  Sky Financial Group, Inc.                        7,852                    156
* Swift Transportation Co., Inc.                   7,804                    156
* Reebok International Ltd.                        5,308                    156
* Rent-A-Center, Inc.                              3,124                    156
* JetBlue Airways Corp.                            5,752                    155
  Pentair, Inc.                                    4,487                    155
* Charles River Laboratories, Inc.                 4,028                    155
* Celgene Corp.                                    7,153                    154
  Harte-Hanks, Inc.                                8,224                    154
  Clayton Homes Inc.                              12,588                    153
* Varco International, Inc.                        8,809                    153
* Saks Inc.                                       13,045                    153
  HON Industries, Inc.                             5,415                    153
* STERIS Corp.                                     6,312                    153
* National Instruments Corp.                       4,710                    153
* HealthSouth Corp.                               36,411                    153
  Teleflex Inc.                                    3,564                    153
  National Fuel Gas Co.                            7,336                    152
  Forest City Enterprise Class A                   4,553                    152
* Millipore Corp.                                  4,440                    151
  Webster Financial Corp.                          4,334                    151
  Autodesk, Inc.                                  10,534                    151
* 3Com Corp.                                      32,515                    151
* ADC Telecommunications, Inc.                    71,965                    150
* AES Corp.                                       49,779                    150
  CNF Inc.                                         4,519                    150
  Crescent Real Estate, Inc. REIT                  9,000                    150
* Getty Images, Inc.                               4,894                    150
  Snap-On Inc.                                     5,304                    149
* Certegy, Inc.                                    6,064                    149
* Accredo Health, Inc.                             4,221                    149
* Fisher Scientific International Inc.             4,945                    149
  Cullen/Frost Bankers, Inc.                       4,548                    149
* Amphenol Corp.                                   3,910                    149
* Tektronix, Inc.                                  8,167                    149
* Corinthian Colleges, Inc.                        3,912                    148
  Cabot Corp.                                      5,580                    148
* AGCO Corp.                                       6,695                    148
  Nationwide Financial Services, Inc.              5,144                    147
  Talbots Inc.                                     5,352                    147
* Pharmaceutical Product

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                  SHARES                   (000)
--------------------------------------------------------------------------------
 Development, Inc.                                 5,015    $               147
* Humana Inc.                                     14,675                    147
  Hawaiian Electric Industries Inc.                3,332                    147
* Del Monte Foods Co.                             19,029                    147
* Overture Services, Inc.                          5,347                    146
* GTECH Holdings Corp.                             5,240                    146
  Annaly Mortgage
    Management Inc. REIT                           7,745                    146
  First American Corp.                             6,543                    145
  Tootsie Roll Industries, Inc.                    4,711                    145
* LaBranche & Co. Inc.                             5,405                    144
* Agere Systems Inc. Class B                     102,499                    143
* Invitrogen Corp.                                 4,576                    143
  Circuit City Stores, Inc.                       19,259                    143
  Lubrizol Corp.                                   4,670                    142
  Waddell & Reed Financial, Inc.                   7,235                    142
* Valassis Communications, Inc.                    4,830                    142
  American Financial Group, Inc.                   6,161                    142
* Mid Atlantic Medical Services, Inc.              4,381                    142
* Chico's FAS, Inc.                                7,506                    142
  Great Plains Energy, Inc.                        6,191                    142
  Donaldson Co., Inc.                              3,928                    141
  HCC Insurance Holdings, Inc.                     5,747                    141
  Vectren Corp.                                    6,146                    141
  Washington Federal Inc.                          5,672                    141
* Big Lots Inc.                                   10,628                    141
* Emulex Corp.                                     7,530                    140
  People's Bank                                    5,549                    140
* Edwards Lifesciences Corp.                       5,464                    139
* Renal Care Group, Inc.                           4,397                    139
  BancorpSouth, Inc.                               7,157                    139
* Performance Food Group Co.                       4,087                    139
* Scios, Inc.                                      4,255                    139
* Tech Data Corp.                                  5,132                    138
  CBRL Group, Inc.                                 4,582                    138
  The Macerich Co. REIT                            4,486                    138
  Alliant Energy Corp.                             8,330                    138
  Reader's Digest Association, Inc.                9,071                    137
  Peabody Energy Corp.                             4,684                    137
  Roslyn Bancorp, Inc.                             7,578                    137
* DaVita, Inc.                                     5,521                    136
* Covance, Inc.                                    5,534                    136
  Martin Marietta Materials, Inc.                  4,436                    136
  Delta Air Lines, Inc.                           11,218                    136
  John Wiley & Sons Class A                        5,645                    136
* Navistar International Corp.                     5,575                    136
* MEMC Electronic Materials, Inc.                 17,891                    135
* Foot Locker, Inc.                               12,891                    135
  Colonial BancGroup, Inc.                        11,277                    135
* The Neiman Marcus
    Group, Inc. Class A                            4,424                    134
  Trustmark Corp.                                  5,658                    134
  NICOR Inc.                                       3,941                    134
  Lee Enterprises, Inc.                            3,997                    134
  Boise Cascade Corp.                              5,299                    134
* Scotts Co.                                       2,714                    133
* ICOS Corp.                                       5,684                    133
  Old National Bancorp                             5,443                    132
* Toll Brothers, Inc.                              6,496                    131
  Developers Diversified
    Realty Corp. REIT                              5,946                    131
  Independence Community
    Bank Corp.                                     5,146                    131
  Philadelphia Suburban Corp.                      6,331                    130
  BRE Properties Inc. Class A REIT                 4,176                    130
* Aramark Corp. Class B                            5,500                    129
  StanCorp Financial Group, Inc.                   2,643                    129
  Raymond James Financial, Inc.                    4,357                    129
  Trizec Properties, Inc. REIT                    13,700                    129
  Ryder System, Inc.                               5,723                    128
* Grant Prideco, Inc.                             11,032                    128
  Hudson United Bancorp                            4,123                    128
* Quintiles Transnational Corp.                   10,578                    128
  Arden Realty Group, Inc. REIT                    5,777                    128
* SanDisk Corp.                                    6,298                    128
* Neurocrine Biosciences, Inc.                     2,800                    128
  La-Z-Boy Inc.                                    5,315                    127
  Herman Miller, Inc.                              6,909                    127
  Lancaster Colony Corp.                           3,247                    127
* Kinder Morgan Management, LLC                    4,009                    127
* Scholastic Corp.                                 3,518                    126
  Williams Cos., Inc.                             46,818                    126
* Glamis Gold, Ltd.                               11,100                    126
* LAM Research Corp.                              11,648                    126
  Media General, Inc. Class A                      2,097                    126
  Werner Enterprises, Inc.                         5,833                    126
  Park National Corp.                              1,271                    126
  AGL Resources Inc.                               5,155                    125
  Helmerich & Payne, Inc.                          4,476                    125
* Advanced Fibre
    Communications, Inc.                           7,487                    125
  OGE Energy Corp.                                 7,088                    125
* Extended Stay America, Inc.                      8,452                    125
  Chelsea Property Group REIT                      3,734                    124
* Medicis Pharmaceutical Corp.                     2,491                    124
  Polaris Industries, Inc.                         2,106                    123
  BorgWarner, Inc.                                 2,445                    123
* Westport Resources Corp.                         5,924                    123
* O'Reilly Automotive, Inc.                        4,869                    123
  CONSOL Energy, Inc.                              7,104                    123
* Gemstar-TV Guide
    International, Inc.                           37,728                    123
  CMS Energy Corp.                                12,966                    122
* Meridian Gold Co.                                6,932                    122
* Acxiom Corp.                                     7,932                    122

--------------------------------------------------------------------------------
                                                                          MARKET
INSTITUTIONAL TOTAL STOCK                                                 VALUE*
  MARKET INDEX FUND                               SHARES                   (000)
--------------------------------------------------------------------------------
  Peoples Energy Corp.                             3,143    $               121
  Dillard's Inc.                                   7,654                    121
* Timberland Co.                                   3,405                    121
  Graco, Inc.                                      4,224                    121
* FMC Technologies Inc.                            5,923                    121
  Ethan Allen Interiors, Inc.                      3,517                    121
* Furniture Brands International Inc.              5,062                    121
  United States Steel Corp.                        9,187                    121
* J.D. Edwards & Co.                              10,685                    121
  Reinsurance Group of America, Inc.               4,448                    120
* Expedia Inc.                                     1,799                    120
  Whitney Holdings Corp.                           3,608                    120
* Borders Group, Inc.                              7,432                    120
* Amylin Pharmaceuticals, Inc.                     7,403                    119
* Affymetrix, Inc.                                 5,210                    119
  CenterPoint Properties Corp. REIT                2,084                    119
  Westamerica Bancorporation                       2,964                    119
  Worthington Industries, Inc.                     7,784                    119
  CarrAmerica Realty Corp. REIT                    4,734                    119
* Forest Oil Corp.                                 4,280                    118
* Avnet, Inc.                                     10,926                    118
* BearingPoint, Inc.                              17,106                    118
* BJ's Wholesale Club, Inc.                        6,435                    118
* TIBCO Software Inc.                             18,995                    117
  Camden Property Trust REIT                       3,545                    117
  Precision Castparts Corp.                        4,824                    117
* Sybase, Inc.                                     8,727                    117
* Education Management Corp.                       3,101                    117
  Carlisle Co., Inc.                               2,816                    117
  Chesapeake Energy Corp.                         15,005                    116
  Harsco Corp.                                     3,638                    116
* Crown Cork & Seal Co., Inc.                     14,572                    116
* Arrow Electronics, Inc.                          9,051                    116
  Applebee's International, Inc.                   4,991                    116
  International Bancshares Corp.                   2,925                    115
  Provident Financial Group, Inc.                  4,428                    115
  Mills Corp. REIT                                 3,921                    115
  Ametek Aerospace Products Inc.                   2,979                    115
* TMP Worldwide, Inc.                             10,130                    115
  First Midwest Bancorp, Inc.                      4,286                    114
* Fairchild Semiconductor Corp.                   10,674                    114
* Interactive Data Corp.                           8,306                    114
* Rite Aid Corp.                                  46,557                    114
* CheckFree Corp.                                  7,115                    114
* Cytyc Corp.                                     11,131                    114
* The Chicago Mercantile Exchange                  2,600                    114
* RF Micro Devices, Inc.                          15,412                    113
  Rayonier Inc.                                    2,479                    112
* Integrated Circuit Systems, Inc.                 6,144                    112
* Western Digital Corp.                           17,533                    112
  Blyth, Inc.                                      4,183                    112
* Apria Healthcare Group Inc.                      5,027                    112
  Staten Island Bancorp, Inc.                      5,544                    112
  WPS Resources Corp.                              2,872                    111
* Calpine Corp.                                   34,151                    111
  IMC Global Inc.                                 10,430                    111
  F.N.B. Corp.                                     4,042                    111
* ADTRAN Inc.                                      3,375                    111
* Stericycle, Inc.                                 3,428                    111
* Alleghany Corp.                                    625                    111
* Airgas, Inc.                                     6,424                    111
  Hilb, Rogal and Hamilton Co.                     2,708                    111
  Pan Pacific Retail
    Properties, Inc. REIT                          3,029                    111
  United Bankshares, Inc.                          3,802                    110
* Barnes & Noble, Inc.                             6,108                    110
* Maxtor Corp.                                    21,800                    110
  Healthcare Realty Trust Inc. REIT                3,771                    110
  Federal Realty Investment
    Trust REIT                                     3,920                    110
  Commerce Group, Inc.                             2,939                    110
* Novell, Inc.                                    32,980                    110
* Imation Corp.                                    3,133                    110
  Cousins Properties, Inc. REIT                    4,447                    110
  Church & Dwight, Inc.                            3,609                    110
  Global Payments Inc.                             3,423                    110
  Albemarle Corp.                                  3,846                    109
  Realty Income Corp. REIT                         3,126                    109
  Crane Co.                                        5,488                    109
  Great Lakes Chemical Corp.                       4,564                    109
  Western Gas Resources, Inc.                      2,957                    109
* Premcor, Inc.                                    4,900                    109
* Vertex Pharmaceuticals, Inc.                     6,867                    109
* Techne Corp.                                     3,807                    109
  The Goodyear Tire & Rubber Co.                  15,893                    108
* AmeriCredit Corp.                               13,974                    108
* The Corporate Executive Board Co.                3,386                    108
* Cree, Inc.                                       6,605                    108
* American Axle &
    Manufacturing Holdings, Inc.                   4,606                    108
  Highwood Properties, Inc. REIT                   4,880                    108
  Kennametal, Inc.                                 3,127                    108
* International Rectifier Corp.                    5,820                    107
* Skyworks Solutions, Inc.                        12,458                    107
* LifePoint Hospitals, Inc.                        3,579                    107
* IDEXX Laboratories Corp.                         3,192                    106
  Cummins Inc.                                     3,765                    106
* Payless ShoeSource, Inc.                         2,056                    106
* DeVry, Inc.                                      6,326                    105
* Perot Systems Corp.                              9,795                    105
  WGL Holdings Inc.                                4,388                    105
  ONEOK, Inc.                                      5,462                    105
* Cabot Microelectronics Corp.                     2,221                    105
  Piedmont Natural Gas, Inc.                       2,961                    105

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                  SHARES                   (000)
--------------------------------------------------------------------------------
  The Timken Co.                                   5,472    $               105
* NBTY, Inc.                                       5,936                    104
  CBL & Associates
    Properties, Inc. REIT                          2,603                    104
* J.B. Hunt Transport Services, Inc.               3,556                    104
  Odyssey Re Holdings Corp.                        5,880                    104
  The MONY Group Inc.                              4,347                    104
  Arch Coal, Inc.                                  4,811                    104
* Key Energy Services, Inc.                       11,556                    104
  Roper Industries Inc.                            2,828                    104
* Heartland Express, Inc.                          4,481                    103
* Cerner Corp.                                     3,270                    102
  GATX Corp.                                       4,477                    102
  ArvinMeritor, Inc.                               6,125                    102
* Human Genome Sciences, Inc.                     11,576                    102
  Shurgard Storage Centers, Inc.
    Class A REIT                                   3,252                    102
  DQE Inc.                                         6,686                    102
  Cooper Tire & Rubber Co.                         6,634                    102
  AptarGroup Inc.                                  3,247                    101
  Superior Industries
    International, Inc.                            2,437                    101
* Applied Micro Circuits Corp.                    27,299                    101
  Regis Corp.                                      3,875                    101
  Jefferies Group, Inc.                            2,398                    101
  Prentiss Properties Trust REIT                   3,547                    100
  W Holding Co., Inc.                              6,102                    100
  Citizens Banking Corp.                           4,031                    100
* Cymer, Inc.                                      3,094                    100
  Ruby Tuesday, Inc.                               5,752                     99
  AmerUs Group Co.                                 3,511                     99
* West Corp.                                       5,954                     99
  Corn Products International, Inc.                3,279                     99
* Affiliated Managers Group, Inc.                  1,961                     99
* ITT Educational Services, Inc.                   4,186                     99
* Emmis Communications, Inc.                       4,716                     98
* Zale Corp.                                       3,075                     98
  Northwest Bancorp, Inc.                          6,608                     98
  Jack Henry & Associates Inc.                     8,117                     98
  Downey Financial Corp.                           2,501                     98
  Claire's Stores, Inc.                            4,417                     97
* Investment Technology Group, Inc.                4,356                     97
  First Industrial Realty Trust REIT               3,477                     97
  Diagnostic Products Corp.                        2,520                     97
  Fresh Del Monte Produce Inc.                     5,143                     97
  21st Century Insurance Group                     7,766                     97
  Speedway Motorsports, Inc.                       3,768                     97
  Sensient Technologies Corp.                      4,312                     97
* Copart, Inc.                                     8,178                     97
  IKON Office Solutions, Inc.                     13,538                     97
  Health Care Inc. REIT                            3,558                     96
  Florida Rock Industries, Inc.                    2,528                     96
* CTI Molecular Imaging, Inc.                      3,900                     96
* Cytec Industries, Inc.                           3,523                     96
  Alexander & Baldwin, Inc.                        3,724                     96
  Thornburg Mortgage, Inc. REIT                    4,772                     96
* Polo Ralph Lauren Corp.                          4,398                     96
  HRPT Properties Trust REIT                      11,599                     96
  Hollinger International, Inc.                    9,386                     95
* Hotels.com Class A                               1,742                     95
  IDEX Corp.                                       2,910                     95
* IndyMac Bancorp, Inc. REIT                       5,133                     95
  Reckson Associates
    Realty Corp. REIT                              4,496                     95
* Andrx Group                                      6,448                     95
  Commercial Federal Corp.                         4,051                     95
  Atmos Energy Corp.                               4,054                     95
  First Citizens BancShares Class A                  978                     94
* American Greetings Corp. Class A                 5,953                     94
* Atmel Corp.                                     42,133                     94
  York International Corp.                         3,655                     93
  Pittston Brink's Group                           5,051                     93
* Waste Connections, Inc.                          2,416                     93
  PerkinElmer, Inc.                               11,299                     93
  Community First Bankshares, Inc.                 3,521                     93
* Avocent Corp.                                    4,184                     93
  Invacare Corp.                                   2,790                     93
* Catalina Marketing Corp.                         5,017                     93
* AMR Corp.                                       14,041                     93
  Heritage Property
    Investment Trust REIT                          3,700                     92
  Oshkosh Truck Corp.                              1,500                     92
* Dycom Industries, Inc.                           6,956                     92
* Station Casinos, Inc.                            5,195                     92
  UGI Corp. Holding Co.                            2,459                     92
* Gateway, Inc.                                   29,279                     92
* Nextel Partners, Inc.                           15,118                     92
* Priority Healthcare Corp. Class B                3,953                     92
* Linens 'n Things, Inc.                           4,044                     91
* Pediatrix Medical Group, Inc.                    2,280                     91
  Washington REIT                                  3,570                     91
* Red Hat, Inc.                                   15,370                     91
* Andrew Corp.                                     8,826                     91
* Respironics, Inc.                                2,981                     91
* IGEN International, Inc.                         2,114                     91
* Panera Bread Co.                                 2,600                     91
  Callaway Golf Co.                                6,826                     90
  MDC Holdings, Inc.                               2,356                     90
* American Eagle Outfitters, Inc.                  6,529                     90
  Regal Entertainment Group Class A                4,200                     90
* ResMed Inc.                                      2,933                     90
* MSC Industrial Direct Co., Inc.
    Class A                                        5,043                     90
* CACI International, Inc.                         2,500                     89

--------------------------------------------------------------------------------
                                                                          MARKET
INSTITUTIONAL TOTAL STOCK                                                 VALUE*
  MARKET INDEX FUND                               SHARES                   (000)
--------------------------------------------------------------------------------
* Thomas & Betts Corp.                             5,257    $                89
* Service Corp. International                     26,760                     89
* Tekelec                                          8,480                     89
  Lincoln Electric Holdings, Inc.                  3,822                     88
* PacifiCare Health Systems, Inc.                  3,144                     88
* Dionex Corp.                                     2,972                     88
  Energen Corp.                                    3,032                     88
  Ferro Corp.                                      3,607                     88
* Activision, Inc.                                 6,039                     88
* Tom Brown, Inc.                                  3,509                     88
  Valhi, Inc.                                     10,604                     88
* Bio-Rad Laboratories, Inc. Class A               2,274                     88
* Landstar System, Inc.                            1,502                     88
* Brocade Communications
    Systems, Inc.                                 21,164                     88
* Arbitron Inc.                                    2,615                     88
  Thor Industries, Inc.                            2,512                     86
* Southwest Bancorporation
    of Texas, Inc.                                 3,001                     86
  Casey's General Stores, Inc.                     7,078                     86
* Pharmaceutical Resources, Inc.                   2,900                     86
* Varian, Inc.                                     3,011                     86
  SL Green Realty Corp. REIT                       2,733                     86
* Lattice Semiconductor Corp.                      9,845                     86
* Hercules, Inc.                                   9,790                     86
  Allegheny Energy, Inc.                          11,387                     86
* Cox Radio, Inc.                                  3,772                     86
  FactSet Research Systems Inc.                    3,034                     86
* United Stationers, Inc.                          2,977                     86
* FMC Corp.                                        3,135                     86
* Polycom, Inc.                                    8,993                     86
  Home Properties of
    New York, Inc. REIT                            2,480                     85
  Regal-Beloit Corp.                               4,127                     85
  Briggs & Stratton Corp.                          2,008                     85
  Wausau-Mosinee Paper Corp.                       7,586                     85
  Universal Corp. (VA)                             2,301                     85
  The South Financial Group, Inc.                  4,116                     85
  Alfa Corp.                                       7,054                     85
  Harleysville National Corp.                      3,166                     85
  IDACORP, Inc.                                    3,400                     84
* Quest Software, Inc.                             8,180                     84
* FTI Consulting, Inc.                             2,100                     84
* Reliant Resources, Inc.                         26,345                     84
* Radio One, Inc. Class D                          5,830                     84
* Silicon Laboratories Inc.                        4,401                     84
* Fossil, Inc.                                     4,124                     84
* Southern Union Co.                               5,071                     84
* AnnTaylor Stores Corp.                           4,082                     83
  PNM Resources Inc.                               3,499                     83
  First Bancorp/Puerto Rico                        3,683                     83
* Mueller Industries Inc.                          3,052                     83
  Black Box Corp.                                  1,853                     83
* Trimeris, Inc.                                   1,926                     83
  Essex Property Trust, Inc. REIT                  1,631                     83
  Wallace Computer Services, Inc.                  3,852                     83
* SEACOR SMIT Inc.                                 1,859                     83
  Federal Signal Corp.                             4,258                     83
* Perrigo Co.                                      6,781                     82
* Avaya Inc.                                      33,615                     82
  The Trust Co. of New Jersey                      2,957                     82
  Patina Oil & Gas Corp.                           2,600                     82
* Boyd Gaming Corp.                                5,850                     82
  Visteon Corp.                                   11,809                     82
* Sunrise Assisted Living, Inc.                    3,300                     82
  UniSource Energy Corp.                           4,750                     82
* Houston Exploration Co.                          2,682                     82
* Hollywood Entertainment Corp.                    5,424                     82
* DIANON Systems, Inc.                             1,713                     82
  Olin Corp.                                       5,251                     82
  Texas Regional Bancshares, Inc.                  2,292                     81
  ICN Pharmaceuticals, Inc.                        7,465                     81
* Borland Software Corp.                           6,621                     81
* CSK Auto Corp.                                   7,389                     81
  Kimball International, Inc. Class B              5,691                     81
* Hutchinson Technology, Inc.                      3,916                     81
  UCBH Holdings, Inc.                              1,900                     81
  Mentor Corp.                                     2,090                     80
* International Specialty
    Products, Inc.                                 7,870                     80
* IHOP Corp.                                       3,341                     80
  Arrow International, Inc.                        1,971                     80
* Internet Security Systems, Inc.                  4,372                     80
* Take-Two Interactive Software, Inc.              3,400                     80
* P.F. Chang's China Bistro, Inc.                  2,200                     80
  CVB Financial Corp.                              3,135                     80
* WFS Financial, Inc.                              3,801                     79
  East West Bancorp, Inc.                          2,200                     79
  Minerals Technologies, Inc.                      1,837                     79
  Russell Corp.                                    4,732                     79
* Electronics for Imaging, Inc.                    4,870                     79
  Kelly Services, Inc. Class A                     3,203                     79
* IDX Systems Corp.                                4,643                     79
* Anixter International Inc.                       3,386                     79
* Aztar Corp.                                      5,511                     79
  Post Properties, Inc. REIT                       3,291                     79
* Louisiana-Pacific Corp.                          9,754                     79
  Greater Bay Bancorp                              4,541                     79
* AmeriPath, Inc.                                  3,645                     78
  Trinity Industries, Inc.                         4,127                     78
  UMB Financial Corp.                              2,045                     78
  Tupperware Corp.                                 5,186                     78
  American Capital Strategies, Ltd.                3,622                     78
* CUNO Inc.                                        2,360                     78

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                  SHARES                   (000)
--------------------------------------------------------------------------------
* Stone Energy Corp.                               2,341    $                78
  Nordson Corp.                                    3,145                     78
* Cal Dive International, Inc.                     3,318                     78
* AK Steel Corp.                                   9,745                     78
* Biosite Inc.                                     2,291                     78
* The Yankee Candle Co., Inc.                      4,868                     78
  Pacific Capital Bancorp                          3,060                     78
* Earthlink, Inc.                                 14,251                     78
* Hyperion Solutions Corp.                         3,023                     78
* Legato Systems, Inc.                            15,426                     78
* Pacific Sunwear of California, Inc.              4,382                     78
* Integrated Device Technology Inc.                9,260                     78
  Bob Evans Farms, Inc.                            3,317                     77
* Evergreen Resources, Inc.                        1,713                     77
* Foundry Networks, Inc.                          10,901                     77
  Ryland Group, Inc.                               2,300                     77
  Amcore Financial, Inc.                           3,534                     77
* PSS World Medical, Inc.                         11,207                     77
* R.H. Donnelley Corp.                             2,614                     77
* Teledyne Technologies, Inc.                      4,882                     77
  New Jersey Resources Corp.                       2,423                     77
* NPS Pharmaceuticals Inc.                         3,041                     77
  Corus Bankshares Inc.                            1,749                     76
* Sepracor Inc.                                    7,887                     76
* FLIR Systems, Inc.                               1,560                     76
* The Titan Corp.                                  7,303                     76
* ADVO, Inc.                                       2,313                     76
* Choice Hotel International, Inc.                 3,344                     76
  Value Line, Inc.                                 1,747                     76
  Florida East Coast
    Industries, Inc. Class A                       3,268                     76
  Tecumseh Products Co. Class A                    1,712                     76
* Regeneron Pharmaceuticals, Inc.                  4,081                     76
  MGE Energy, Inc.                                 2,821                     76
  Susquehanna Bancshares, Inc.                     3,618                     75
* MKS Instruments, Inc.                            4,583                     75
* Rayovac Corp.                                    5,638                     75
* CEC Entertainment Inc.                           2,444                     75
  LNR Property Corp.                               2,118                     75
* Endo Pharmaceuticals Holdings, Inc.              9,735                     75
* PEC Solutions, Inc.                              2,500                     75
* Alliance Gaming Corp.                            4,388                     75
* Commonwealth Telephone
    Enterprises, Inc.                              2,084                     75
* Semtech Corp.                                    6,832                     75
  N L Industries, Inc.                             4,388                     75
  FBR Asset Investment Corp. REIT                  2,200                     75
* Sonic Corp.                                      3,637                     75
* Micrel, Inc.                                     8,292                     74
  Taubman Co. REIT                                 4,566                     74
  First Charter Corp.                              4,103                     74
* AFC Enterprises, Inc.                            3,511                     74
* Varian Semiconductor
    Equipment Associates, Inc.                     3,104                     74
* Eon Labs, Inc.                                   3,900                     74
* Crown Castle International Corp.                19,661                     74
  Weis Markets, Inc.                               2,372                     74
* Cognex Corp.                                     3,994                     74
* Tejon Ranch Co.                                  2,477                     74
* Mediacom Communications Corp.                    8,345                     74
* Sycamore Networks, Inc.                         25,428                     73
* Anteon International Corp.                       3,060                     73
  Westcorp, Inc.                                   3,494                     73
* Inveresk Research Group Inc.                     3,400                     73
* Amkor Technology, Inc.                          15,407                     73
* Triarc Cos., Inc. Class A                        2,794                     73
* Northwest Airlines Corp. Class A                 9,976                     73
* Macrovision Corp.                                4,564                     73
  Provident Bankshares Corp.                       3,164                     73
* Knight Transportation, Inc.                      3,480                     73
  Chittenden Corp.                                 2,865                     73
* ImClone Systems, Inc.                            6,869                     73
* Intergraph Corp.                                 4,107                     73
  Burlington Coat Factory
    Warehouse Corp.                                4,063                     73
* Syntel, Inc.                                     3,463                     73
* Beazer Homes USA, Inc.                           1,200                     73
  Standard Pacific Corp.                           2,938                     73
* National Processing, Inc.                        4,530                     73
* 7-Eleven, Inc.                                   9,685                     73
* Flowserve Corp.                                  4,904                     73
  Sierra Pacific Resources                        11,150                     72
  Alexandria Real Estate
    Equities, Inc. REIT                            1,700                     72
* Silicon Valley Bancshares                        3,968                     72
* WMS Industries, Inc.                             4,833                     72
* Pinnacle Systems, Inc.                           5,319                     72
* Vail Resorts Inc.                                4,772                     72
  Cleco Corp.                                      5,164                     72
* United Defense Industries Inc.                   3,100                     72
* McDATA Corp. Class A                            10,173                     72
* United Rentals, Inc.                             6,708                     72
* InterMune Inc.                                   2,825                     72
* Protein Design Labs, Inc.                        8,462                     72
* K-V Pharmaceutical Co. Class A                   3,095                     72
* Ohio Casualty Corp.                              5,544                     72
  Overseas Shipholding Group Inc.                  4,004                     72
* US Oncology, Inc.                                8,255                     72
* BroadWing Inc.                                  20,332                     72
* Mirant Corp.                                    37,863                     72
* Unit Corp.                                       3,852                     71
  Ventas, Inc. REIT                                6,237                     71
  Walter Industries, Inc.                          6,591                     71
  Harleysville Group, Inc.                         2,700                     71

--------------------------------------------------------------------------------
                                                                          MARKET
INSTITUTIONAL TOTAL STOCK                                                 VALUE*
  MARKET INDEX FUND                               SHARES                   (000)
--------------------------------------------------------------------------------
* Avid Technology, Inc.                            3,109    $                71
* Philadelphia Consolidated
    Holding Corp.                                  2,013                     71
  Horace Mann Educators Corp.                      4,645                     71
  Kaydon Corp.                                     3,357                     71
* Corrections Corp. of America REIT                4,150                     71
* Interdigital Communications Corp.                4,882                     71
  JDN Realty Corp. REIT                            6,490                     71
  R.L.I. Corp.                                     2,544                     71
  Cabot Oil & Gas Corp.                            2,862                     71
  State Auto Financial Corp.                       4,571                     71
  Clarcor Inc.                                     2,194                     71
  EastGroup Properties, Inc. REIT                  2,775                     71
* Too Inc.                                         3,006                     71
  Schweitzer-Mauduit
    International, Inc.                            2,885                     71
* Gartner, Inc. Class B                            7,479                     71
  National Health Investors REIT                   4,390                     71
  CARBO Ceramics Inc.                              2,090                     70
* GlobespanVirata, Inc.                           15,963                     70
  TrustCo Bank NY                                  6,522                     70
  Spartech Corp.                                   3,408                     70
  Banta Corp.                                      2,248                     70
  CH Energy Group, Inc.                            1,506                     70
* MedQuist, Inc.                                   3,464                     70
  Longs Drug Stores, Inc.                          3,382                     70
  The Toro Co.                                     1,097                     70
* Meritage Corp.                                   2,082                     70
* Ryan's Family Steak Houses, Inc.                 6,162                     70
* The Dress Barn, Inc.                             5,254                     70
* Kroll Inc.                                       3,660                     70
* Triad Guaranty, Inc.                             1,894                     70
* Agere Systems Inc. Class A                      48,459                     70
  C & D Technologies, Inc.                         3,949                     70
  Centex Construction Products, Inc.               1,982                     70
  Delta & Pine Land Co.                            3,413                     70
  Cooper Cos., Inc.                                2,782                     70
  RPC Inc.                                         5,991                     69
  Stewart & Stevenson Services, Inc.               4,913                     69
  USFreightways Corp.                              2,416                     69
* Ralcorp Holdings, Inc.                           2,762                     69
* Price Communications Corp.                       5,017                     69
* Stewart Enterprises, Inc. Class A               12,441                     69
* DoubleClick Inc.                                12,245                     69
* Haemonetics Corp.                                3,228                     69
  Brandywine Realty Trust REIT                     3,174                     69
  Cambrex Corp.                                    2,289                     69
  Alpharma, Inc. Class A                           5,799                     69
  Rollins, Inc.                                    2,712                     69
  First Financial Bankshares, Inc.                 1,816                     69
* Alexander's, Inc. REIT                           1,069                     69
  USEC Inc.                                       11,455                     69
* EMCOR Group, Inc.                                1,300                     69
  Nationwide Health
    Properties, Inc. REIT                          4,602                     69
* Petroleum Helicopters, Inc.                      2,285                     69
  Delphi Financial Group, Inc.                     1,804                     68
  Chemical Financial Corp.                         2,130                     68
  G & K Services, Inc. Class A                     1,933                     68
  Bandag, Inc.                                     1,769                     68
* Cumulus Media Inc.                               4,599                     68
  Southwest Gas Corp.                              2,916                     68
  Baldor Electric Co.                              3,461                     68
  ABM Industries Inc.                              4,406                     68
* UICI                                             4,389                     68
* WilTel Communications, Inc.                      4,322                     68
  Zenith National Insurance Corp.                  2,901                     68
  MAF Bancorp, Inc.                                2,008                     68
* Ultra Petroleum Corp.                            6,878                     68
  City Holding Co.                                 2,406                     68
* MAXIMUS, Inc.                                    2,598                     68
* Forward Air Corp.                                3,492                     68
  The Pep Boys
    (Manny, Moe & Jack)                            5,834                     68
  Glatfelter                                       5,139                     68
* Playtex Products, Inc.                           6,835                     68
  A.O. Smith Corp.                                 2,500                     68
* The Topps Co., Inc.                              7,756                     67
* KEMET Corp.                                      7,710                     67
  Brady Corp. Class A                              2,020                     67
* The Boyds Collection, Ltd.                      10,116                     67
  MacDermid, Inc.                                  2,944                     67
  Modine Manufacturing Co.                         3,804                     67
* Palm Harbor Homes, Inc.                          3,845                     67
* Entegris Inc.                                    6,513                     67
* Coherent, Inc.                                   3,357                     67
  IRT Property Co. REIT                            5,642                     67
* Ventana Medical Systems, Inc.                    2,904                     67
  Georgia Gulf Corp.                               2,891                     67
  Skywest, Inc.                                    5,116                     67
* Rare Hospitality International Inc.              2,420                     67
  Winnebago Industries, Inc.                       1,700                     67
  First Financial Bancorp                          4,067                     67
  Colonial Properties Trust REIT                   1,963                     67
  Black Hills Corp.                                2,512                     67
  Hancock Holding Co.                              1,492                     67
* Encore Acquisition Co.                           3,615                     67
* ATMI, Inc.                                       3,593                     67
* Seagate Technology                               6,200                     67
* Quiksilver, Inc.                                 2,495                     67
* Credence Systems Corp.                           7,127                     66
* Veridian Corp.                                   3,100                     66
  The Phoenix Companies, Inc.                      8,700                     66
* Cimarex Energy Co.                               3,692                     66

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                  SHARES                   (000)
--------------------------------------------------------------------------------
* Sotheby's Holdings Class A                       7,337    $                66
* Kronos, Inc.                                     1,785                     66
  Massey Energy Co.                                6,791                     66
  Liberty Corp.                                    1,701                     66
  H.B. Fuller Co.                                  2,546                     66
* Journal Register Co.                             3,704                     66
  Interpool, Inc.                                  4,096                     66
* Thoratec Corp.                                   8,617                     66
* Adolor Corp.                                     4,784                     66
* Spinnaker Exploration Co.                        2,976                     66
  Roadway Corp.                                    1,778                     65
* CSG Systems International, Inc.                  4,789                     65
* Oakley, Inc.                                     6,357                     65
  EDO Corp.                                        3,140                     65
  Chateau Communities, Inc. REIT                   2,836                     65
* Electro Scientific Industries, Inc.              3,259                     65
  Tredegar Corp.                                   4,344                     65
  PS Business Parks, Inc. REIT                     2,049                     65
* Grey Wolf, Inc.                                 16,329                     65
  The Manitowac Co., Inc.                          2,555                     65
  Movado Group, Inc.                               3,462                     65
* Hot Topic, Inc.                                  2,844                     65
  Lennox International Inc.                        5,184                     65
  Landry's Restaurants, Inc.                       3,063                     65
  Pennsylvania REIT                                2,500                     65
* Siliconix, Inc.                                  2,776                     65
  Airborne, Inc.                                   4,378                     65
* Symyx Technologies                               5,156                     65
* Kansas City Southern                             5,407                     65
  Westar Energy, Inc.                              6,546                     65
  Riggs National Corp.                             4,178                     65
* bebe stores, inc                                 4,828                     65
* Yellow Corp.                                     2,566                     65
* Tuesday Morning Corp.                            3,780                     65
  First Commonwealth
    Financial Corp.                                5,615                     65
  Argonaut Group, Inc.                             4,377                     65
* Gaylord Entertainment Co.
    Class A                                        3,131                     64
* MPS Group, Inc.                                 11,634                     64
  Matthews International Corp.                     2,882                     64
  Sterling Bancshares, Inc.                        5,266                     64
* Orthodontic Centers of America, Inc.             5,896                     64
* Teletech Holdings Inc.                           8,854                     64
* AMN Healthcare Services, Inc.                    3,800                     64
* Sola International Inc.                          4,942                     64
* ValueVision Media, Inc.                          4,277                     64
* EGL, Inc.                                        4,490                     64
* Insituform Technologies Inc.
                                 Class A           3,750                     64
* Hovnanian Enterprises Class A                    2,016                     64
  Cathay Bancorp, Inc.                             1,682                     64
  Waypoint Financial Corp.                         3,589                     64
  Harbor Florida Bancshares, Inc.                  2,835                     64
  Hughes Supply, Inc.                              2,335                     64
* Nortek Holdings, Inc.                            1,394                     64
* Enzon Pharmaceuticals, Inc.                      3,804                     64
  Brookline Bancorp, Inc.                          5,344                     64
* Shaw Group, Inc.                                 3,862                     64
* Manhattan Associates, Inc.                       2,684                     64
  Getty Realty Holding Corp. REIT                  3,351                     64
  Community Bank System, Inc.                      2,024                     63
* Cypress Semiconductor Corp.                     11,088                     63
  United Community Banks, Inc.                     2,600                     63
* Steel Dynamics, Inc.                             5,255                     63
  Granite State Bankshares, Inc.                   1,446                     63
* Sybron Dental Specialties, Inc.                  4,249                     63
* Men's Wearhouse, Inc.                            3,679                     63
  NDCHealth Corp.                                  3,170                     63
  Potlatch Corp.                                   2,637                     63
* Syncor International Corp.                       2,269                     63
  Great American
    Financial Resources, Inc.                      3,654                     63
  Glimcher Realty Trust REIT                       3,538                     63
  St. Mary Land & Exploration Co.                  2,510                     63
* Entravision Communications Corp.                 6,283                     63
* Plantronics, Inc.                                4,140                     63
* CorVel Corp.                                     1,752                     63
  Commercial Net Lease Realty REIT                 4,079                     63
* ExpressJet Holdings, Inc.                        6,100                     63
  Reliance Steel & Aluminum Co.                    3,000                     63
  Libbey, Inc.                                     2,404                     63
* Martek Biosciences Corp.                         2,484                     62
* National Western Life
    Insurance Co. Class A                            651                     62
* Insight Communications Co., Inc.                 5,048                     62
  CPB, Inc.                                        2,276                     62
  Santander BanCorp                                4,804                     62
  Sun Communities, Inc. REIT                       1,706                     62
* Arkansas Best Corp.                              2,400                     62
* Echelon Corp.                                    5,549                     62
  Boston Private
    Financial Holdings, Inc.                       3,131                     62
  Phillips-Van Heusen Corp.                        5,375                     62
  Riviana Foods, Inc.                              2,297                     62
* Handleman Co.                                    5,392                     62
* Keane, Inc.                                      6,897                     62
  Central Parking Corp.                            3,284                     62
* Prime Hospitality Corp.                          7,594                     62
* Oceaneering International, Inc.                  2,499                     62
* Ariba, Inc.                                     24,921                     62
* Agile Software Corp.                             7,955                     62
  Vital Signs, Inc.                                2,057                     61
* Tractor Supply Co.                               1,632                     61

--------------------------------------------------------------------------------
                                                                          MARKET
INSTITUTIONAL TOTAL STOCK                                                 VALUE*
  MARKET INDEX FUND                               SHARES                   (000)
--------------------------------------------------------------------------------
  Franklin Electric, Inc.                          1,278    $                61
* ShopKo Stores, Inc.                              4,920                     61
  United Fire & Casualty Co.                       1,830                     61
* NYMAGIC, Inc.                                    3,145                     61
  Grey Global Group Inc.                             100                     61
  Acuity Brands, Inc.                              4,511                     61
* Parametric Technology Corp.                     24,216                     61
  Woodward Governor Co.                            1,400                     61
  GenCorp, Inc.                                    7,689                     61
  Republic Bancorp, Inc.                           5,170                     61
  Crompton Corp.                                  10,225                     61
  LandAmerica Financial Group, Inc.                1,716                     61
* Clark/Bardes Inc.                                3,160                     61
  S & T Bancorp, Inc.                              2,428                     61
* VISX Inc.                                        6,345                     61
  Otter Tail Corp.                                 2,258                     61
  Avista Corp.                                     5,245                     61
  Interstate Bakeries Corp.                        3,974                     61
  K-Swiss, Inc.                                    2,790                     61
* Consolidated Graphics, Inc.                      2,721                     61
* Verint Systems Inc.                              3,000                     61
  Ruddick Corp.                                    4,415                     60
  Northwest Natural Gas Co.                        2,233                     60
* Applera Corp.-Celera
    Genomics Group                                 6,323                     60
  First Federal Capital Corp.                      3,127                     60
* Fidelity National
    Information Solutions, Inc.                    3,500                     60
* Southwestern Energy Co.                          5,272                     60
* Kenneth Cole Productions, Inc.                   2,972                     60
  La Quinta Corp. REIT                            13,701                     60
* Penn National Gaming, Inc.                       3,800                     60
* Offshore Logistics, Inc.                         2,748                     60
* NCI Building Systems, Inc.                       2,760                     60
* Renaissance Learning, Inc.                       3,186                     60
  First Niagara Financial Group, Inc.              2,300                     60
* Hollywood Casino Corp.                           4,890                     60
* Jack in the Box Inc.                             3,470                     60
* Sylvan Learning Systems, Inc.                    3,655                     60
  Dime Community Bancshares                        3,130                     60
  Frontier Oil Corp.                               3,476                     60
  Anchor Bancorp Wisconsin Inc.                    2,884                     60
* Rambus Inc.                                      8,894                     60
  John H. Harland Co.                              2,696                     60
* Hain Celestial Group, Inc.                       3,924                     60
  BankAtlantic Bancorp, Inc. Class A               6,301                     60
  Surewest Communications                          1,600                     60
* Zoll Medical Corp.                               1,668                     59
* Alaska Air Group, Inc.                           2,745                     59
  Granite Construction Co.                         3,833                     59
  Vintage Petroleum, Inc.                          5,631                     59
* American Italian Pasta Co.                       1,651                     59
* Tetra Tech, Inc.                                 4,850                     59
  Fred's, Inc.                                     2,300                     59
* FEI Co.                                          3,865                     59
* American Tower Corp. Class A                    16,739                     59
  A. Schulman Inc.                                 3,174                     59
* Helen of Troy Ltd.                               5,072                     59
* Macromedia, Inc.                                 5,537                     59
  FBL Financial Group, Inc. Class A                3,027                     59
* Unilab Corp.                                     3,213                     59
* Group 1 Automotive, Inc.                         2,462                     59
* DutchFork Bancshares, Inc.                       2,159                     59
* Immucor Inc.                                     2,902                     59
* Universal Compression
    Holdings, Inc.                                 3,062                     59
* Barra, Inc.                                      1,929                     59
  Suffolk Bancorp                                  1,848                     58
* American Management
    Systems, Inc.                                  4,873                     58
  Strayer Education, Inc.                          1,015                     58
  Gables Residential Trust REIT                    2,341                     58
* VaxGen, Inc.                                     3,020                     58
  Glenborough Realty Trust, Inc. REIT              3,272                     58
* Intermagnetics General Corp.                     2,960                     58
  NACCO Industries, Inc. Class A                   1,324                     58
* Esterline Technologies Corp.                     3,274                     58
* SERENA Software, Inc.                            3,663                     58
* NetIQ Corp.                                      4,679                     58
  Wolverine World Wide, Inc.                       3,819                     58
  Cato Corp. Class A                               2,672                     58
* Select Medical Corp.                             4,274                     58
  Flagstar Bancorp, Inc.                           2,669                     58
  CNA Surety Corp.                                 7,342                     58
  First Sentinel Bancorp Inc.                      4,004                     58
  Allegheny Technologies Inc.                      9,236                     58
* United Therapeutics Corp.                        3,445                     58
* OSI Pharmaceuticals, Inc.                        3,507                     58
* Documentum, Inc.                                 3,671                     57
* WebEx Communications, Inc.                       3,829                     57
* OfficeMax, Inc.                                 11,463                     57
* RealNetworks, Inc.                              15,016                     57
* AmSurg Corp.                                     2,800                     57
  Mine Safety Appliances Co.                       1,772                     57
* InVision Technologies, Inc.                      2,164                     57
* Abgenix, Inc.                                    7,732                     57
* Viasys Healthcare Inc.                           3,825                     57
  Southern Peru Copper Corp.                       3,953                     57
* The Medicines Co.                                3,553                     57
  Texas Industries, Inc.                           2,341                     57
  Standard Commercial Tobacco Co.                  3,140                     57
  Mid Atlantic Realty Trust REIT                   3,266                     57
* First Republic Bank                              2,841                     57
    Commonwealth Bancorp                           1,224                     57

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                  SHARES                   (000)
--------------------------------------------------------------------------------
* Per-Se Technologies, Inc.                        6,325    $                57
* TBC Corp.                                        4,711                     57
* Boca Resorts, Inc. Class A                       5,283                     57
  Pacific Northwest Bancorp                        2,259                     56
* The Wet Seal, Inc. Class A                       5,243                     56
  First Place Financial Corp.                      3,389                     56
* The Sports Authority, Inc.                       8,024                     56
* Arch Capital Group Ltd.                          1,800                     56
  McGrath Rent Corp.                               2,408                     56
* Quicksilver Resources, Inc.                      2,494                     56
  Manufactured Home
    Communities, Inc. REIT                         1,887                     56
* Pacer International, Inc.                        4,200                     56
  Summit Properties, Inc. REIT                     3,136                     56
* Atwood Oceanics, Inc.                            1,854                     56
* Hanover Compressor Co.                           6,075                     56
  Cubic Corp.                                      3,024                     56
* Adaptec, Inc.                                    9,864                     56
  The Laclede Group, Inc.                          2,300                     56
* Atrix Laboratories, Inc.                         3,628                     56
  Kilroy Realty Corp. REIT                         2,414                     56
  Flowers Foods, Inc.                              2,851                     56
  Hooper Holmes, Inc.                              9,039                     55
  Fremont General Corp.                           12,349                     55
* First Federal Financial Corp.                    1,915                     55
* Lydall, Inc.                                     4,877                     55
  First Financial Corp.-Indiana                    1,138                     55
  Innkeepers USA Trust REIT                        7,221                     55
  Action Performance Cos., Inc.                    2,909                     55
  Seacoast Banking Corp. of Florida                2,927                     55
* Ascential Software Corp.                        22,976                     55
  Cash America International Inc.                  5,788                     55
* Nautica Enterprises, Inc.                        4,951                     55
* Atlantic Coast Airlines Holdings Inc.            4,572                     55
  Bassett Furniture Industries, Inc.               3,835                     55
* California Pizza Kitchen, Inc.                   2,179                     55
  Sovran Self Storage, Inc. REIT                   1,930                     55
* Newport Corp.                                    4,356                     55
* Audiovox Corp.                                   5,290                     55
  F & M Bancorp                                    1,709                     55
* Actuant Corp.                                    1,176                     55
* Infonet Services Corp.                          27,586                     55
  Senior Housing
    Properties Trust REIT                          5,134                     54
* Genesis Health Ventures, Inc.                    3,519                     54
  Dimon Inc.                                       9,058                     54
* Exar Corp.                                       4,377                     54
* Molecular Devices Corp.                          3,294                     54
* Power-One, Inc.                                  9,565                     54
* Wackenhut Corrections Corp.                      4,877                     54
* International Multifoods Corp.                   2,555                     54
* Radiant Systems, Inc.                            5,607                     54
  Coachmen Industries, Inc.                        3,415                     54
* Jones Lang Lasalle Inc.                          3,508                     54
  Capstead Mortgage Corp. REIT                     2,186                     54
  German American Bancorp                          3,465                     54
  Kramont Realty Trust REIT                        3,672                     54
  Belden, Inc.                                     3,533                     54
* Fleetwood Enterprises, Inc.                      6,842                     54
* Ocular Sciences, Inc.                            3,443                     53
* Synalloy Corp.                                  12,697                     53
  Chesapeake Corp. of Virginia                     2,987                     53
  Watsco, Inc.                                     3,253                     53
* Genta Inc.                                       6,919                     53
* Exelixis, Inc.                                   6,633                     53
* Cross Country, Inc.                              3,800                     53
* Integra LifeSciences Holdings                    3,000                     53
* Joy Global Inc.                                  4,700                     53
  Empire District Electric Co.                     2,904                     53
* Checkpoint Systems, Inc.                         5,110                     53
  Millennium Chemicals, Inc.                       5,540                     53
  FelCor Lodging Trust, Inc. REIT                  4,608                     53
* Radio One, Inc.                                  3,600                     53
  Parkway Properties Inc. REIT                     1,500                     53
  Horizon Financial Corp.                          4,305                     53
* Knight Trading Group, Inc.                      10,967                     53
  Community Trust Bancorp Inc.                     2,088                     52
* American Medical
    Security Group, Inc.                           3,753                     52
  Tanger Factory
    Outlet Centers, Inc. REIT                      1,692                     52
  Anthracite Capital Inc. REIT                     4,811                     52
* Petrocorp, Inc.                                  5,114                     52
* Rogers Corp.                                     2,355                     52
* Wright Medical Group, Inc.                       3,000                     52
  Universal Health Realty Income REIT              1,994                     52
* La Jolla Pharmaceutical Co.                      8,048                     52
* PRG-Schultz International, Inc.                  5,872                     52
* NCO Group, Inc.                                  3,270                     52
* SOURCECORP, Inc.                                 2,805                     52
  National Presto Industries, Inc.                 1,774                     52
  ElkCorp                                          3,010                     52
* S&K Famous Brands Inc.                           4,167                     52
* MemberWorks, Inc.                                2,894                     52
* Western Wireless Corp. Class A                   9,815                     52
  Gorman-Rupp Co.                                  2,212                     52
  Tremont Corp.                                    1,742                     52
* Inhale Therapeutic Systems                       6,424                     52
  Westbanco Inc.                                   2,219                     52
* Maverick Tube Corp.                              3,982                     52
  PFF Bancorp, Inc.                                1,660                     52
* Christopher & Banks Corp.                        2,500                     52
* Stage Stores, Inc.                               2,465                     52
* TriQuint Semiconductor, Inc.                    12,226                     52

--------------------------------------------------------------------------------
                                                                          MARKET
INSTITUTIONAL TOTAL STOCK                                                 VALUE*
  MARKET INDEX FUND                               SHARES                   (000)
--------------------------------------------------------------------------------
  Koger Equity, Inc. REIT                          3,321    $                52
  BLAIR CORP                                       2,219                     52
  WINTRUST FINANCIAL CORP                          1,650                     52
* TRIMBLE NAVIGATION LTD                           4,131                     52
* FINANCIAL FEDERAL CORP                           2,043                     51
* PLAYBOY ENTERPRISES, INC. CLASS B                5,063                     51
* INTERCEPT, INC                                   3,018                     51
* PALM, INC                                        3,252                     51
* MAGNUM HUNTER RESOURCES INC                      8,580                     51
* SIX FLAGS, INC                                   8,923                     51
  RFS HOTEL INVESTORS, INC. REIT                   4,687                     51
* AXCELIS TECHNOLOGIES, INC                        9,074                     51
  CB BANCSHARES INC. (HI)                          1,194                     51
* COLUMBIA BANKING SYSTEM, INC                     4,018                     51
* THE GYMBOREE CORP                                3,192                     51
  GOLD BANC CORP., INC                             5,088                     50
* SPANISH BROADCASTING SYSTEM, INC                 6,999                     50
* ESPEED, INC. CLASS A                             2,967                     50
  OWENS & Minor, Inc. Holding Co.                  3,061                     50
* Cobalt Corp.                                     3,635                     50
* Papa John's International, Inc.                  1,797                     50
* Benihana Inc. Class A                            3,709                     50
* DuPont Photomasks, Inc.                          2,152                     50
* Aeroflex, Inc.                                   7,236                     50
  The Marcus Corp.                                 3,516                     50
  Wabtec Corp.                                     3,554                     50
* DSP Group Inc.                                   3,153                     50
* THQ Inc.                                         3,764                     50
* Kensey Nash Corp.                                2,728                     50
* MRO Software Inc.                                4,096                     50
* United Online, Inc.                              3,120                     50
* RehabCare Group, Inc.                            2,600                     50
  Superior Uniform Group, Inc.                     3,993                     49
* Mercury Computer Systems, Inc.                   1,621                     49
* Iomega Corp.                                     6,288                     49
* i2 Technologies, Inc.                           42,922                     49
* Energy Partners, Ltd.                            4,608                     49
  Angelica Corp.                                   2,387                     49
  Penn Virginia Corp.                              1,356                     49
  Sauer-Danfoss, Inc.                              6,238                     49
* PRIMEDIA Inc.                                   23,861                     49
  Technitrol, Inc.                                 3,043                     49
* Capital Corp. of the West                        2,085                     49
* Progress Software Corp.                          3,791                     49
* CommScope, Inc.                                  6,212                     49
* SurModics, Inc.                                  1,711                     49
  Central Vermont Public Service Corp.             2,682                     49
* Silgan Holdings, Inc.                            1,986                     49
  UniFirst Corp.                                   2,426                     49
* Imagistics International Inc.                    2,447                     49
* Unifi, Inc.                                      9,314                     49
* CV Therapeutics, Inc.                            2,683                     49
  Advanced Marketing Services                      3,322                     49
* Capital Trust Class A                            9,211                     49
  Oil-Dri Corp. of America                         5,723                     49
* Pegasus Solutions Inc.                           4,864                     49
* Photronics Inc.                                  3,560                     49
* Continental Airlines, Inc. Class B               6,719                     49
* Thomas Nelson, Inc.                              4,861                     49
* Global Industries Ltd.                          11,658                     49
  The Standard Register Co.                        2,700                     49
  NBT Bancorp, Inc.                                2,847                     49
* Mentor Graphics Corp.                            6,175                     49
* A.C. Moore Arts & Crafts, Inc.                   3,814                     48
* Pre-Paid Legal Services, Inc.                    1,850                     48
* Forrester Research, Inc.                         3,100                     48
* Vitesse Semiconductor Corp.                     22,090                     48
* TETRA Technologies, Inc.                         2,257                     48
* Net.Bank, Inc.                                   4,980                     48
* Startek, Inc.                                    1,746                     48
* Jos. A. Bank Clothiers, Inc.                     2,260                     48
  Community Banks, Inc.                            1,739                     48
* BankUnited Financial Corp.                       2,977                     48
  MTS Systems Corp.                                4,800                     48
  UIL Holdings Corp.                               1,379                     48
  Sanders Morris Harris Group Inc.                 5,500                     48
  Greif Brothers Corp. Class A                     2,019                     48
* ProQuest Co.                                     2,451                     48
* WatchGuard Technologies, Inc.                    7,527                     48
  First Indiana Corp.                              2,591                     48
* Dollar Thrifty
    Automotive Group, Inc.                         2,267                     48
* Triangle Pharmaceuticals, Inc.                   8,049                     48
* Sonic Automotive, Inc.                           3,213                     48
* Conexant Systems, Inc.                          29,654                     48
  Atlantic Tele-Network, Inc.                      3,080                     48
* Material Sciences Corp.                          3,688                     48
  Alamo Group, Inc.                                3,894                     48
* Duane Reade Inc.                                 2,800                     48
* Allmerica Financial Corp.                        4,707                     48
  Greater Community Bancorp                        2,969                     48
* Albany Molecular Research, Inc.                  3,206                     47
* Quantum Corp.                                   17,735                     47
  Fidelity Bancorp, Inc.                           1,576                     47
  Comm Bancorp, Inc.                               1,339                     47
* SPS Technologies, Inc.                           1,989                     47
* Coldwater Creek Inc.                             2,460                     47
* Argosy Gaming Co.                                2,479                     47
* K2 Inc.                                          4,991                     47
* Advanced Energy Industries, Inc.                 3,687                     47
  Bryn Mawr Bank Corp.                             1,278                     47
* J. Jill Group, Inc.                              3,348                     47
  First Essex Bancorp, Inc.                        1,400                     47
* Intuitive Surgical, Inc.                         7,588                     47

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                  SHARES                   (000)
--------------------------------------------------------------------------------
* Ionics, Inc.                                     2,050    $                47
  WELLMAN, INC                                     3,463                     47
* CYBERONICS, INC                                  2,538                     47
  KANSAS CITY LIFE INSURANCE CO                    1,231                     47
  CHARTER FINANCIAL CORP                           1,500                     47
  U.S.B. HOLDING CO., INC                          2,631                     47
  ONEIDA LTD                                       4,222                     47
  SOUTHWEST BANCORP, INC                           1,791                     47
  HUDSON RIVER BANCORP. INC                        1,880                     47
* SILICON IMAGE, INC                               7,742                     46
* NAVIGATORS GROUP, INC                            2,024                     46
  MERISTAR HOSPITALITY CORP. REIT                  7,029                     46
  HOLLY CORP                                       2,118                     46
* LONGVIEW FIBRE CO                                6,400                     46
* LIN TV CORP                                      1,900                     46
  EQUITY INNS, INC. REIT                           7,682                     46
  HANCOCK FABRICS, INC                             3,023                     46
* CHARMING SHOPPES, INC                           11,006                     46
* GENENCOR INTERNATIONAL INC                       4,697                     46
* ADVANCED DIGITAL INFORMATION CORP                6,831                     46
* ULTRATECH STEPPER, INC                           4,648                     46
  MASSBANK CORP                                    1,613                     46
* COINSTAR, INC                                    2,013                     46
  WSFS FINANCIAL CORP                              1,382                     46
* COMPUCREDIT CORP                                 6,432                     45
* ALKERMES, INC                                    7,250                     45
* TEREX CORP                                       4,070                     45
* WEBMETHODS, INC                                  5,497                     45
  REDWOOD TRUST, INC. REIT                         1,631                     45
* NEWPARK RESOURCES, INC                          10,383                     45
* TRANSCONTINENTAL
    REALTY INVESTORS, INC. REIT                    2,560                     45
* CNET NETWORKS, INC                              16,643                     45
* SILICON STORAGE TECHNOLOGY, INC                 11,150                     45
* WESCO INTERNATIONAL, INC                         8,191                     45
* BUCKEYE TECHNOLOGY, INC                          7,299                     45
* THE ADVISORY BOARD CO                            1,500                     45
* USG CORP                                         5,299                     45
  AMCOL INTERNATIONAL CORP                         7,708                     45
* UNOVA, INC                                       7,426                     45
* PLEXUS CORP                                      5,074                     45
  CROWN AMERICAN REALTY TRUST REIT                 4,835                     44
* INTERTRUST TECHNOLOGIES CORP                    10,491                     44
* FLORIDA BANKS, INC                               5,065                     44
* COMSTOCK RESOURCES, INC                          4,765                     44
* SAFENET, INC                                     1,746                     44
* HAWTHORNE FINANCIAL CORP                         1,548                     44
  MID-STATE BANCSHARES                             2,687                     44
* CELL GENESYS, INC                                3,948                     44
  ALICO, INC                                       1,654                     44
* BROOKS-PRI AUTOMATION, INC                       3,832                     44
* PIXELWORKS, INC                                  7,556                     44
  SJW CORP                                           561                     44
* CIMA LABS INC                                    1,808                     44
  FIRST MIDWEST FINANCIAL, INC                     2,749                     44
  LINDSAY MANUFACTURING CO                         2,042                     44
* REMINGTON OIL & Gas Corp.                        2,658                     44
  Arch Chemicals, Inc.                             2,388                     44
  Independent Bank Corp. (MA)                      1,909                     44
* RailAmerica, Inc.                                6,070                     44
  Cadmus Communications                            3,914                     43
* WCI Communities, Inc.                            4,250                     43
* BioMarin Pharmaceutical Inc.                     6,135                     43
* Itron, Inc.                                      2,253                     43
  Summit Bancshares, Inc.                          2,212                     43
  Irwin Financial Corp.                            2,611                     43
* Province Healthcare Co.                          4,425                     43
  American Land Lease, Inc. REIT                   3,051                     43
* Bruker Daltonics, Inc.                           8,844                     43
* Rainbow Technologies, Inc.                       5,989                     43
* Alliance Imaging, Inc.                           8,100                     43
  Ampco-Pittsburgh Corp.                           3,529                     43
* Concerto Software Inc.                           6,357                     43
* Spherix Inc.                                     5,719                     43
  Vector Group Ltd.                                3,688                     43
  United National Bancorp                          1,858                     43
* Paxar Corp.                                      2,900                     43
* Websense, Inc.                                   2,000                     43
* United Surgical Partners
    International, Inc.                            2,725                     43
  Dynegy, Inc.                                    36,066                     43
* IDT Corp.                                        2,458                     42
  Great Southern Bancorp, Inc.                     1,156                     42
* Anaren, Inc.                                     4,821                     42
  Solutia, Inc.                                   11,686                     42
  First Source Corp.                               2,522                     42
* M&F Worldwide Corp.                              7,822                     42
* Inet Technologies, Inc.                          6,902                     42
* Informatica Corp.                                7,308                     42
* CKE Restaurants Inc.                             9,789                     42
* NetRatings, Inc.                                 5,843                     42
* Chalone Wine Group Ltd.                          5,101                     42
  Lance, Inc.                                      3,549                     42
* Wynn Resorts Ltd.                                3,200                     42
* Verisity Ltd.                                    2,200                     42
  Correctional Properties Trust REIT               1,926                     42
* William Lyon Homes, Inc.                         1,914                     42
  Connecticut Water Services, Inc.                 1,656                     42
* Noven Pharmaceuticals, Inc.                      4,523                     42
  Merchants Bancshares, Inc.                       1,852                     42
* RSA Security Inc.                                6,950                     42
  Stifel Financial Corp.                           3,732                     42
* General Maritime Corp.                           5,580                     42
* TransMontaigne Inc.                              8,959                     42

--------------------------------------------------------------------------------
                                                                          MARKET
INSTITUTIONAL TOTAL STOCK                                                 VALUE*
  MARKET INDEX FUND                               SHARES                   (000)
--------------------------------------------------------------------------------
* Insight Enterprises, Inc.                        4,991    $                41
* Mesaba Holdings, Inc.                            6,775                     41
* Maxygen Inc.                                     5,441                     41
* Advent Software, Inc.                            3,040                     41
  Flushing Financial Corp.                         2,528                     41
* The Great Atlantic &
    Pacific Tea Co., Inc.                          5,133                     41
* Openwave Systems Inc.                           20,683                     41
  Oriental Financial Group Inc.                    1,682                     41
* infoUSA Inc.                                     8,316                     41
* Aeropostale, Inc.                                3,900                     41
  First Financial Holdings, Inc.                   1,662                     41
* The TriZetto Group, Inc.                         6,692                     41
* PAREXEL International Corp.                      3,738                     41
* Isis Pharmaceuticals, Inc.                       6,225                     41
  Newmil Bancorp, Inc.                             2,050                     41
  Fleming Cos., Inc.                               6,222                     41
* Zymogenetics, Inc.                               4,125                     41
* Korn/Ferry International                         5,453                     41
  McMoRan Exploration Co.                          7,995                     41
* Artisan Components, Inc.                         2,636                     41
  Berry Petroleum Class A                          2,385                     41
* EMS Technologies, Inc.                           2,599                     41
  California Independent Bancorp                   1,655                     40
* Wabash National Corp.                            4,819                     40
* Lifeway Foods, Inc.                              5,727                     40
  Apogee Enterprises, Inc.                         4,508                     40
* CDI Corp.                                        1,494                     40
* California Amplifier, Inc.                       8,000                     40
* The Nautilus Group, Inc.                         3,000                     40
  BNP Residential
    Properties, Inc. REIT                          3,944                     40
* URS Corp.                                        2,809                     40
  Blockbuster Inc. Class A                         3,257                     40
* Wellsford Real Properties Inc.                   2,526                     40
* World Acceptance Corp.                           5,227                     40
  CPI Corp.                                        2,745                     40
  Town & Country Trust REIT                        1,884                     40
* Cerus Corp.                                      1,842                     40
* Local Financial Corp.                            2,702                     40
* Electronics Boutique Holdings Corp.              2,500                     40
  Century Bancorp, Inc. Class A                    1,490                     40
* Simpson Manufacturing Co.                        1,200                     39
* Dril-Quip, Inc.                                  2,328                     39
* Exult Inc.                                      12,354                     39
  First South Bancorp, Inc.                        1,104                     39
  Associated Estates Realty Corp.
    REIT                                           5,813                     39
  Maine Public Service Co.                         1,224                     39
* Charter Communications, Inc.                    33,184                     39
* Photon Dynamics, Inc.                            1,713                     39
* FuelCell Energy, Inc.                            5,960                     39
  FNB Financial Services Corp.                     2,278                     39
* Layne Christensen Co.                            4,756                     39
* GrafTech International Ltd.                      6,542                     39
* Lone Star Technologies, Inc.                     2,616                     39
* Northwest Pipe Co.                               2,251                     39
  HMN Financial, Inc.                              2,313                     39
  CIRCOR International, Inc.                       2,446                     39
* Therasense, Inc.                                 4,650                     39
* UTStarcom, Inc.                                  1,958                     39
  LTC Properties, Inc. REIT                        5,770                     39
* ProBusiness Services, Inc.                       3,877                     39
* Kindred Healthcare, Inc.                         2,132                     39
* Equitable Bank                                   1,063                     39
* LendingTree, Inc.                                3,003                     39
* eFunds Corp.                                     4,242                     39
  CFS Bancorp, Inc.                                2,702                     39
* CONMED Corp.                                     1,972                     39
* Beverly Enterprises, Inc.                       13,547                     39
* 1-800 CONTACTS, Inc.                             1,400                     39
* Powerwave Technologies, Inc.                     7,139                     39
  Steelcase Inc.                                   3,510                     38
* Pozen Inc.                                       7,465                     38
* Aviall Inc.                                      4,773                     38
* Denbury Resources, Inc.                          3,400                     38
  Capital Bank Corp.                               2,969                     38
* United PanAm Financial Corp.                     6,141                     38
* Advanced Medical Optics, Inc.                    3,198                     38
  Commercial Metals Co.                            2,354                     38
* Eclipsys Corp.                                   7,131                     38
  Virco Manufacturing Corp.                        3,740                     38
* RMH Teleservices, Inc.                           3,633                     38
  CTS Corp.                                        4,921                     38
  Crawford & Co. Class B                           7,625                     38
* Guess ?, Inc.                                    9,099                     38
* Spherion Corp.                                   5,660                     38
  Dover Downs Gaming &
    Entertainment, Inc.                            4,167                     38
  Penford Corp.                                    2,685                     38
* Possis Medical Inc.                              2,100                     38
* Penwest Pharmaceuticals Co.                      3,563                     38
* Stratus Properties Inc.                          4,099                     38
* Enzo Biochem, Inc.                               2,693                     38
  Myers Industries, Inc.                           3,513                     38
  Winston Hotels, Inc. REIT                        4,818                     38
* Trammell Crow Co.                                4,172                     38
* Gardner Denver Inc.                              1,847                     37
* Bright Horizons Family
    Solutions, Inc.                                1,333                     37
  Advanta Corp. Class A                            4,170                     37
* Ulticom, Inc.                                    4,997                     37
* Chiquita Brands International, Inc.              2,816                     37
* Impath, Inc.                                     1,890                     37

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                  SHARES                   (000)
--------------------------------------------------------------------------------
* Omnova Solutions Inc.                            9,233    $                37
  AAR Corp.                                        7,194                     37
* IXYS Corp.                                       5,247                     37
* MedCath Corp.                                    3,700                     37
* Boston Beer Co., Inc. Class A                    2,586                     37
  Presidential Life Corp.                          3,711                     37
  Barnes Group, Inc.                               1,809                     37
* Credit Acceptance Corp.                          5,766                     37
* Vignette Corp.                                  29,966                     37
* Regent Communications, Inc.                      6,207                     37
* National Dentex Corp.                            1,877                     37
* Quaker City Bancorp, Inc.                        1,113                     37
* Ciber, Inc.                                      7,113                     37
* Perry Ellis International Corp.                  2,273                     37
  Bowne & Co., Inc.                                3,062                     37
* Keynote Systems Inc.                             4,729                     37
* New Focus, Inc.                                  9,496                     36
* Martha Stewart Living
    Omnimedia, Inc.                                3,687                     36
  Midwest Banc Holdings, Inc.                      1,920                     36
  Covest Bankshares, Inc.                          1,297                     36
* Presstek, Inc.                                   7,873                     36
* W-H Energy Services, Inc.                        2,487                     36
* United Capital Corp.                             1,023                     36
* Lancer Corp.                                     3,872                     36
* Caraustar Industries, Inc.                       3,795                     36
  First Merchants Corp.                            1,575                     36
  United Mobile Homes, Inc. REIT                   2,648                     36
* Remec, Inc.                                      9,230                     36
* Enterasys Networks, Inc.                        22,952                     36
* Aftermarket Technology Corp.                     2,469                     36
  Leeds Federal Bankshares Inc.                    1,122                     36
* Bel Fuse, Inc. Class A                           1,977                     36
* Sinclair Broadcast Group, Inc.                   3,067                     36
* Plug Power, Inc.                                 7,942                     36
  Corporate Office
    Properties Trust, Inc. REIT                    2,540                     36
  Green Mountain Power Corp.                       1,699                     36
  Omega Financial Corp.                              992                     36
* Signal Technology Corp.                          3,290                     35
* Insignia Financial Group, Inc.                   4,870                     35
* ANSYS, Inc.                                      1,744                     35
* PharmaNetics, Inc.                               5,064                     35
  Oxford Industries, Inc.                          1,370                     35
  Meridian Bioscience Inc.                         5,094                     35
* Myriad Genetics, Inc.                            2,400                     35
* Encore Wire Corp.                                3,867                     35
  Pilgrim's Pride Corp.                            4,258                     35
* Scientific Games Corp.                           4,796                     35
  OceanFirst Financial Corp.                       1,549                     35
* Cole National Corp. Class A                      3,050                     35
* LTX Corp.                                        5,744                     35
* Tower Automotive, Inc.                           7,675                     35
* Gene Logic Inc.                                  5,467                     34
* Tularik, Inc.                                    4,603                     34
* Systems & Computer
    Technology Corp.                               3,975                     34
* Specialty Laboratories, Inc.                     3,533                     34
* Kadant Inc.                                      2,272                     34
  Curtiss-Wright Corp. Class B                       547                     34
* Steak n Shake Co.                                3,400                     34
* Insurance Auto Auctions, Inc.                    2,048                     34
* Energy Conversion Devices, Inc.                  3,457                     34
* American Physicians Capital, Inc.                1,800                     34
  L.S. Starrett Co. Class A                        2,036                     34
* Ace Cash Express, Inc.                           3,683                     34
* Swift Energy Co.                                 3,491                     34
  Inter-Tel, Inc.                                  1,614                     34
* Aerosonic Corp.                                  1,738                     34
* Kforce Inc.                                      7,983                     34
  Coca-Cola Bottling Co.                             522                     34
  PolyOne Corp.                                    8,571                     34
* Wireless Facilities, Inc.                        5,579                     34
* Marvel Enterprises Inc.                          3,730                     33
* Regeneration Technologies, Inc.                  3,290                     33
* j2 Global Communications, Inc.                   1,748                     33
* Wind River Systems Inc.                          8,095                     33
  Heritage Financial Corp.                         1,862                     33
* 4Kids Entertainment Inc.                         1,500                     33
* Extreme Networks, Inc.                          10,124                     33
  Second Bancorp, Inc.                             1,249                     33
* Stillwater Mining Co.                            6,179                     33
* Axsys Technologies, Inc.                         4,236                     33
* Digital Insight Corp.                            3,801                     33
  Paul Mueller Co.                                 1,088                     33
* Todd Shipyards Corp.                             2,530                     33
  Pioneer Standard Electronics Inc.                3,591                     33
* Lifeline Systems, Inc.                           1,467                     33
* Priceline.com Inc.                              20,542                     33
* Transkaryotic Therapies, Inc.                    3,314                     33
* Shoe Carnival, Inc.                              2,340                     33
* The Buckle, Inc.                                 1,819                     33
* Royal Appliance Manufacturing Co.                4,500                     33
  Met-Pro Corp.                                    2,255                     33
* Magma Design Automation, Inc.                    3,400                     33
* ESS Technology, Inc.                             5,175                     33
* NASSDA Corp.                                     2,900                     33
* Young Broadcasting Inc.                          2,470                     33
  Churchill Downs, Inc.                              851                     32
* Input/Output, Inc.                               7,642                     32
* Kyphon Inc.                                      3,800                     32
  Curtiss-Wright Corp.                               508                     32
  Washington Trust Bancorp, Inc.                   1,658                     32

--------------------------------------------------------------------------------
                                                                          MARKET
INSTITUTIONAL TOTAL STOCK                                                 VALUE*
  MARKET INDEX FUND                               SHARES                   (000)
--------------------------------------------------------------------------------
* The Children's Place
    Retail Stores, Inc.                            3,043    $                32
  Banc Corp.                                       4,168                     32
  St. Francis Capital Corp.                        1,380                     32
* Plains Resources Inc.                            2,727                     32
* ChipPAC, Inc.                                    9,068                     32
* Symmetricom Inc.                                 7,619                     32
* General Binding Corp.                            3,785                     32
  Middlesex Water Co.                              1,530                     32
* Interwoven, Inc.                                12,330                     32
* Bone Care International, Inc.                    3,293                     32
* Lakes Entertainment, Inc.                        5,931                     32
* Kulicke & Soffa Industries, Inc.                 5,595                     32
* Allen Telecom Inc.                               3,378                     32
  First Keystone Financial, Inc.                   1,997                     32
  Resource America, Inc.                           3,534                     32
  Methode Electronics, Inc. Class A                2,893                     32
* Applica Inc.                                     6,344                     32
  Peoples Holding Co.                                777                     32
* PICO Holdings, Inc.                              2,356                     32
  JLG Industries, Inc.                             4,196                     32
* PracticeWorks Inc.                               3,998                     32
* Strattec Security Corp.                            658                     32
* Learning Tree International, Inc.                2,301                     32
  Wayne Savings Bancshares, Inc.                   1,968                     31
* Labor Ready, Inc.                                4,896                     31
* Midas Inc.                                       4,885                     31
* Nuevo Energy Co.                                 2,826                     31
* SureBeam Corp.                                   7,764                     31
* Aether Systems, Inc.                             8,337                     31
* Cable Design Technologies Corp.                  5,292                     31
* Merix Corp.                                      3,710                     31
* Water Pik Technologies, Inc.                     4,229                     31
* Closure Medical Corp.                            2,964                     31
  World Fuel Services Corp.                        1,511                     31
* Antigenics, Inc.                                 3,021                     31
* Mapics Inc.                                      4,423                     31
  Federal Agricultural
    Mortgage Corp. Class A                         1,521                     31
* Mastec Inc.                                     10,411                     31
* OraSure Technologies, Inc.                       5,632                     31
* Century Business Services, Inc.                 11,573                     31
* Medarex, Inc.                                    7,745                     31
  Ziegler Cos., Inc.                               2,124                     31
  North Valley Bancorp                             1,695                     31
* AAON, Inc.                                       1,650                     30
* Pinnacle Entertainment, Inc.                     4,377                     30
* Sapient Corp.                                   14,787                     30
  West Coast Bancorp                               2,000                     30
  Chemed Corp.                                       857                     30
  Farmer Brothers, Inc.                               98                     30
  Helix Technology Corp.                           2,701                     30
* Entrust, Inc.                                    8,998                     30
* Stanley Furniture Co., Inc.                      1,300                     30
* Navigant Consulting, Inc.                        5,120                     30
  Arrow Financial Corp.                              981                     30
* S1 Corp.                                         6,755                     30
* Three-Five Systems, Inc.                         4,665                     30
  Milacron Inc.                                    5,055                     30
* Charles River Associates Inc.                    2,124                     30
  TF Financial Corp.                               1,216                     30
* Stein Mart, Inc.                                 4,922                     30
* Curative Health Services Inc.                    1,739                     30
* Riverstone Networks, Inc.                       14,149                     30
* Centennial Communications
    Corp. Class A                                 11,480                     30
* Diversa Corp.                                    3,302                     30
  Patriot Bank Corp.                               1,943                     30
* Versicor, Inc.                                   2,766                     30
* COMARCO, Inc.                                    3,450                     30
* JDA Software Group, Inc.                         3,088                     30
* Arris Group Inc.                                 8,355                     30
* Alexion Pharmaceuticals, Inc.                    2,112                     30
* Gerber Scientific, Inc.                          7,336                     30
* Hologic, Inc.                                    2,438                     30
* BioSphere Medical Inc.                           4,500                     30
* AirTran Holdings, Inc.                           7,598                     30
  Greater Delaware Valley
    Savings Bank                                   1,263                     30
* McDermott International, Inc.                    6,735                     29
* GameStop Corp.                                   3,000                     29
* Integrated Silicon Solution, Inc.                6,733                     29
  Aquila, Inc.                                    16,582                     29
  Hopfed Bancorp, Inc.                             2,205                     29
* National Golf Properties, Inc. REIT              2,489                     29
  Carpenter Technology Corp.                       2,340                     29
* OPNET Technologies, Inc.                         3,604                     29
  Timberline Software Corp.                        4,950                     29
* Gulfmark Offshore, Inc.                          1,972                     29
* Carriage Services, Inc.                          7,308                     29
* PDI, Inc.                                        2,691                     29
* Old Dominion Freight Line, Inc.                  1,024                     29
* Lexar Media, Inc.                                4,623                     29
* Jo-Ann Stores, Inc. Class A                      1,261                     29
* Nastech Pharmaceutical Co., Inc.                 3,387                     29
* 1-800-FLOWERS.COM, Inc.                          4,632                     29
* DVI, Inc.                                        3,831                     29
* Nabi Biopharmaceuticals                          4,658                     29
* Stratex Networks, Inc.                          13,062                     29
* ViaSat, Inc.                                     2,500                     29
* Multimedia Games Inc.                            1,050                     29
* InFocus Corp.                                    4,671                     29
* Clayton Williams Energy, Inc.                    2,369                     29
* Artesyn Technologies, Inc.                       7,485                     29

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                  SHARES                   (000)
--------------------------------------------------------------------------------
* Corixa Corp.                                     4,497    $                29
* Transaction Systems Architects, Inc.             4,410                     29
* SonicWALL, Inc.                                  7,891                     29
* Triton PCS, Inc.                                 7,286                     29
  Gentiva Health Services, Inc.                    3,250                     29
* Cell Therapeutics, Inc.                          3,930                     29
  Coastal Bancorp, Inc.                              879                     28
* SPSS, Inc.                                       2,031                     28
* Sonus Networks, Inc.                            28,408                     28
* Avatar Holding, Inc.                             1,234                     28
* Concurrent Computer Corp.                        9,854                     28
* Mykrolis Corp.                                   3,881                     28
* Cirrus Logic                                     9,805                     28
* CMGI Inc.                                       28,755                     28
  BCSB Bankcorp, Inc.                              2,051                     28
* Telular Corp.                                    7,539                     28
  Shore Bancshares, Inc.                           1,200                     28
  Sizeler Property Investors, Inc. REIT            3,028                     28
  Farmers Capital Bank Corp.                         846                     28
* Prima Energy Corp.                               1,258                     28
* PC Connection, Inc.                              5,548                     28
* Ocwen Financial Corp.                           10,037                     28
* Pericom Semiconductor Corp.                      3,380                     28
* Hector Communications Corp.                      2,219                     28
* Nu Horizons Electronics Corp.                    4,854                     28
* Incyte Genomics, Inc.                            6,148                     28
* TiVo Inc.                                        5,343                     28
* Novoste Corp.                                    3,865                     28
  Oak Hill Financial, Inc.                         1,292                     28
* Zomax Inc.                                       6,537                     28
* MTR Gaming Group Inc.                            3,486                     28
* Lifecore Biomedical Inc.                         3,233                     28
  Dover Motorsports, Inc.                          5,954                     28
* E.piphany Inc.                                   6,636                     28
* Dendrite International, Inc.                     3,681                     27
* Champion Enterprises, Inc.                       9,638                     27
* Cubist Pharmaceuticals, Inc.                     3,337                     27
  BSB Bancorp, Inc.                                1,307                     27
* A.M. Castle & Co.                                6,020                     27
  Watts Industries Class A                         1,738                     27
* Beasley Broadcast Group, Inc.                    2,280                     27
* Dobson Communications Corp.                     12,314                     27
* FileNET Corp.                                    2,230                     27
* Quality Systems, Inc.                            1,351                     27
* Steven Madden, Ltd.                              1,500                     27
  CompX International Inc.                         3,229                     27
  Columbia Bancorp                                 1,226                     27
* Integrated Electrical Services, Inc.             7,011                     27
* InfoSpace, Inc.                                  3,189                     27
* Friendly Ice Cream Corp.                         4,682                     27
* Inktomi Corp.                                   16,798                     27
* Universal Display Corp.                          3,400                     27
* Power Integrations, Inc.                         1,575                     27
* Liquidmetal Technologies                         2,600                     27
* ArthroCare Corp.                                 2,713                     27
  Instinet Group Inc.                              6,301                     27
  Schnitzer Steel
    Industries, Inc. Class A                       1,275                     27
* Plains Exploration & Production Co.              2,727                     27
* Bottomline Technologies, Inc.                    4,400                     27
  Fedders Corp.                                    9,386                     27
* Skechers U.S.A., Inc.                            3,108                     26
* BE Aerospace, Inc.                               7,240                     26
* Daisytek International Corp.                     3,323                     26
* Nashua Corp.                                     2,999                     26
* ILEX Oncology, Inc.                              3,724                     26
* PTEK Holdings, Inc.                              5,968                     26
* Datastream Systems, Inc.                         4,099                     26
* Tanox, Inc.                                      2,894                     26
* Aksys, Ltd.                                      4,937                     26
  First Bancorp (NC)                               1,108                     26
* On Assignment, Inc.                              3,055                     26
* CardioDynamics International Corp.               8,432                     26
  Jacksonville Bancorp, Inc.                         924                     26
  Lone Star Steakhouse &
    Saloon, Inc.                                   1,337                     26
  Simmons First National Corp.                       705                     26
* UnitedGlobalCom Inc. Class A                    10,765                     26
* Micromuse Inc.                                   6,747                     26
  Spartan Motors, Inc.                             2,261                     26
* CuraGen Corp.                                    5,529                     26
* Verity, Inc.                                     1,918                     26
* PriceSmart, Inc.                                 1,105                     26
* US Physical Therapy, Inc.                        2,300                     26
* F5 Networks, Inc.                                2,378                     26
* Candela Corp.                                    4,246                     26
* ValueClick, Inc.                                 9,137                     25
* Esperion Therapeutics, Inc.                      3,583                     25
* Serologicals Corp.                               2,300                     25
* Magnatek, Inc.                                   5,690                     25
* Ixia                                             6,893                     25
* Metro One
    Telecommunications, Inc.                       3,900                     25
* Zix Corp.                                        5,704                     25
* Corvis Corp.                                    35,365                     25
* Dave & Busters, Inc.                             2,897                     25
  LSI Industries Inc.                              1,806                     25
* Pharmacopeia, Inc.                               2,797                     25
* Digitas Inc.                                     7,189                     25
* CCC Information Services Group                   1,400                     25
  The Stride Rite Corp.                            3,457                     25
* Kopin Corp.                                      6,294                     25
* Integrated Defense Technology, Inc.              1,700                     25
* Virage Logic Corp.                               2,453                     25

--------------------------------------------------------------------------------
                                                                          MARKET
INSTITUTIONAL TOTAL STOCK                                                 VALUE*
  MARKET INDEX FUND                               SHARES                   (000)
--------------------------------------------------------------------------------
  Ryerson Tull, Inc.                               4,030    $                25
* Parker Drilling Co.                             11,063                     25
* Volt Information Sciences Inc.                   1,436                     25
* MICROS Systems, Inc.                             1,094                     25
* Quanta Services, Inc.                            6,979                     24
* Kendle International Inc.                        2,775                     24
  NUI Corp.                                        1,411                     24
* Horizon Offshore, Inc.                           4,889                     24
  Chester Valley Bancorp                           1,073                     24
* FreeMarkets, Inc.                                3,766                     24
* Checkers Drive-In Restaurants, Inc.              3,873                     24
  Codorus Valley Bancorp, Inc.                     1,582                     24
* Sequa Corp. Class A                                615                     24
* Inrange Technologies Corp.                      10,218                     24
* Digene Corp.                                     2,094                     24
  Cascade Bancorp                                  1,734                     24
* MSC.Software Corp.                               3,100                     24
* Casella Waste Systems, Inc.                      2,692                     24
* Navigant International, Inc.                     1,940                     24
* Neoforma, Inc.                                   1,998                     24
* Mobile Mini, Inc.                                1,523                     24
* Akamai Technologies, Inc.                       13,782                     24
  Interface, Inc.                                  7,727                     24
  Bridge View Bancorp                              1,150                     24
* Rochester Medical Corp.                          2,716                     24
* First Mariner Bancorp, Inc.                      2,146                     24
* Tyler Technologies, Inc.                         5,666                     24
* Pathmark Stores, Inc.                            4,660                     24
* Revlon, Inc. Class A                             7,708                     24
* First Consulting Group, Inc.                     4,092                     24
* Dendreon Corp.                                   4,431                     24
* Protection One, Inc.                            11,739                     23
* Manufacturers' Services Ltd.                     4,222                     23
* Littelfuse, Inc.                                 1,382                     23
* MatrixOne, Inc.                                  5,418                     23
  Standard Motor Products, Inc.                    1,792                     23
* FSI International, Inc.                          5,166                     23
* Identix, Inc.                                    4,513                     23
* Footstar Inc.                                    3,337                     23
  Pulitzer, Inc.                                     516                     23
* AZZ Inc.                                         1,865                     23
* Immunomedics Inc.                                5,002                     23
* Harmonic, Inc.                                  10,033                     23
* SonoSite, Inc.                                   1,762                     23
* TriPath Imaging, Inc.                            8,589                     23
* Vicor Corp.                                      2,786                     23
* Mesa Air Group Inc.                              5,647                     23
* Trans World Entertainment Corp.                  6,331                     23
* Garden Fresh Restaurant Corp.                    2,282                     23
* Secure Computing Corp.                           3,540                     23
  General Cable Corp.                              5,952                     23
* Paragon Technologies, Inc.                       2,670                     23
* IDT Corp. Class B                                1,458                     23
* Foamex International, Inc.                       7,119                     22
* Veritas DGC Inc.                                 2,845                     22
* School Specialty, Inc.                           1,122                     22
* Medical Staffing Network
    Holdings, Inc.                                 1,400                     22
* Embarcadero Technologies, Inc.                   3,748                     22
* Lexicon Genetics Inc.                            4,729                     22
* Hycor Biomedical Inc.                           11,163                     22
  Wainwright Bank & Trust Co.                      2,513                     22
* Hewitt Associates, Inc.                            700                     22
* Titanium Metals Corp.                           11,610                     22
* XM Satellite Radio Holdings, Inc.                8,235                     22
  Brown Shoe Co., Inc.                               929                     22
* Collins & Aikman Corp.                           4,968                     22
* Bio-Technology General Corp.                     6,883                     22
  Talx Corp.                                       1,700                     22
* Netscreen Technologies, Inc.                     1,300                     22
* PRAECIS Pharmaceuticals Inc.                     6,704                     22
* Strategic Diagnostics Inc.                       6,600                     22
* MIPS Technologies, Inc.                          7,183                     22
* Covansys Corp.                                   5,780                     22
* Conceptus, Inc.                                  1,800                     22
* Bally Total Fitness Holding Corp.                3,038                     22
  Banner Corp.                                     1,141                     22
* American Pharmaceuticals
    Partners, Inc.                                 1,200                     21
* Microsemi Corp.                                  3,500                     21
* Sykes Enterprises, Inc.                          6,471                     21
* Phoenix Technologies Ltd.                        3,670                     21
* Somera Communications, Inc.                      7,838                     21
* Willis Lease Finance Corp.                       4,189                     21
* Expedia Inc.
    Warrants Exp. 2/4/2009                           590                     21
  Team Financial, Inc.                             2,058                     21
* Actel Corp.                                      1,300                     21
* ePlus Inc.                                       2,983                     21
* FalconStor Software, Inc.                        5,418                     21
* Digi International, Inc.                         7,221                     21
* Atlanta Sosnoff Capital Corp.                    1,736                     21
* Ditech Communications Corp.                      9,629                     21
* MGI Pharma, Inc.                                 2,890                     21
* Ventiv Health, Inc.                             10,512                     21
* Finisar Corp.                                   21,994                     21
* Midway Games Inc.                                5,009                     21
* Turnstone Systems, Inc.                          7,715                     21
* Indevus Pharmaceuticals, Inc.                    9,669                     21
* Armor Holdings, Inc.                             1,500                     21
  Tech/Ops Sevcon, Inc.                            4,019                     20
* Zygo Corp.                                       2,931                     20
* Orbital Sciences Corp.                           4,851                     20
* SeeBeyond Technology Corp.                       8,403                     20

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                  SHARES                   (000)
--------------------------------------------------------------------------------
* Maxxam Inc.                                      2,190    $                20
* LodgeNet Entertainment Corp.                     1,900                     20
  American States Water Co.                          871                     20
  Nash-Finch Co.                                   2,599                     20
* Alliance Semiconductor Corp.                     5,110                     20
* Multex.com Inc.                                  4,778                     20
* Galyan's Trading Co.                             2,000                     20
* NYFIX, Inc.                                      4,410                     20
* Vivus, Inc.                                      5,306                     20
* Progenics Pharmaceuticals, Inc.                  2,970                     20
* Prime Group Realty Trust REIT                    4,282                     20
* TippingPoint Technologies Inc.                   2,079                     20
* Ribapharm Inc.                                   3,000                     20
* Torch Offshore, Inc.                             3,600                     20
* Packeteer, Inc.                                  2,854                     20
* Xicor, Inc.                                      5,230                     20
* Todhunter International, Inc.                    1,975                     19
* Pegasystems Inc.                                 3,788                     19
* Catalytica Energy Systems, Inc.                  7,012                     19
* eResearch Technology, Inc.                       1,150                     19
* Fairchild Corp.                                  3,873                     19
* XOMA Ltd.                                        4,538                     19
* Manugistics Group, Inc.                          7,983                     19
* Embrex, Inc.                                     1,719                     19
  First Federal Bancshares
    of Arkansas, Inc.                                753                     19
* Veeco Instruments, Inc.                          1,654                     19
* ImmunoGen, Inc.                                  6,130                     19
* Safeguard Scientifics, Inc.                     13,946                     19
* Clarus Corp.                                     3,361                     19
* hi/fn, inc                                       3,266                     19
* Tollgrade Communications, Inc.                   1,609                     19
* Hall, Kinion & Associates, Inc.                  3,375                     19
  Consolidated-Tomoka Land Co.                       980                     19
* Cepheid, Inc.                                    3,700                     19
* Conrad Industries, Inc.                          7,466                     19
* Shuffle Master, Inc.                               984                     19
* General Communication, Inc.                      2,800                     19
  Metris Cos., Inc.                                7,590                     19
  OM Group, Inc.                                   2,720                     19
* SupportSoft, Inc.                                4,741                     19
* Gulf Island Fabrication, Inc.                    1,148                     19
* TTM Technologies, Inc.                           5,634                     19
* Administaff, Inc.                                3,104                     19
  ANFI Inc.                                        1,250                     18
* Drugstore.com, Inc.                              7,678                     18
* Drexler Technology Corp.                         1,461                     18
* Department 56 Inc.                               1,426                     18
* EZCORP, Inc.                                     5,491                     18
  HF Financial Corp.                               1,286                     18
* EPIQ Systems, Inc.                               1,200                     18
* Luby's, Inc.                                     6,313                     18
* Workflow Management, Inc.                        8,620                     18
* Group 1 Software, Inc.                           1,536                     18
* Liberate Technologies, Inc.                     12,820                     18
  Bush Industries, Inc.                            3,784                     18
* U.S. Industries, Inc.                            6,953                     18
* SCM Microsystems, Inc.                           4,292                     18
* World Wrestling
    Entertainment, Inc.                            2,265                     18
  Apex Mortgage Capital, Inc. REIT                 2,774                     18
* ABIOMED, Inc.                                    4,975                     18
* Sipex Corp.                                      4,894                     18
* Gadzooks, Inc.                                   3,843                     18
* Oregon Steel Mills, Inc.                         4,488                     18
* Transmeta Corp.                                 15,389                     18
* Right Management Consultants, Inc.               1,355                     18
* Maxim Pharmaceuticals, Inc.                      6,204                     18
* SuperGen, Inc.                                   4,928                     18
* Prime Energy Corp.                               2,226                     18
* Concord Communications, Inc.                     1,975                     18
* American Residential
    Investment Trust, Inc. REIT                    4,460                     18
  Burnham Pacific
    Properties, Inc. REIT                         15,143                     18
* AMC Entertainment, Inc.                          2,000                     18
* Enesco Group, Inc.                               2,497                     18
* Dynamics Research Corp.                          1,261                     18
* Microtune, Inc.                                  5,632                     18
* Dura Automotive Systems, Inc.                    1,752                     18
* Talk America Holdings, Inc.                      3,135                     18
* Tenneco Automotive, Inc.                         4,329                     17
* Applied Innovation Inc.                          5,762                     17
  Medallion Financial Corp.                        4,472                     17
* Air Methods Corp.                                3,041                     17
  Calgon Carbon Corp.                              3,497                     17
  HEICO Corp.                                      1,623                     17
  Ameriana Bancorp                                 1,500                     17
* Rita Medical Systems, Inc.                       3,400                     17
* Mattson Technology, Inc.                         6,000                     17
* Interactive Intelligence Inc.                    6,583                     17
* Aspect Medical Systems, Inc.                     5,048                     17

--------------------------------------------------------------------------------
                                                                          MARKET
INSTITUTIONAL TOTAL STOCK                                                 VALUE*
  MARKET INDEX FUND                               SHARES                   (000)
--------------------------------------------------------------------------------
  LSB Corp.                                        1,398    $                17
  Investors Title Co.                                748                     17
* Terayon Communications
    Systems, Inc.                                  8,314                     17
  X-Rite Inc.                                      2,435                     17
* SeaChange International, Inc.                    2,765                     17
  Stepan Co.                                         680                     17
* Syms Corp.                                       2,395                     17
* Kirkland's, Inc.                                 1,500                     17
* Oak Technology, Inc.                             6,393                     17
* PC-Tel, Inc.                                     2,475                     17
* Aspect Communications Corp.                      5,902                     17
  Oregon Trail Financial Corp.                       804                     17
* Raindance Communications, Inc.                   5,187                     17
* Greka Energy Corp.                               4,211                     17
* Stamps.com Inc.                                  3,559                     17
  American Home Mortgage
    Holdings, Inc.                                 1,500                     17
* Theragenics Corp.                                4,093                     16
* Proxim Corp. Class A                            18,925                     16
* Luminex Corp.                                    4,004                     16
* iGATE Corp.                                      6,274                     16
* Opsware, Inc.                                    9,272                     16
* PETCO Animal Supplies, Inc.                        700                     16
* Griffin Land & Nurseries, Inc.                   1,126                     16
* GSI Commerce, Inc.                               4,468                     16
* Neurogen Corp.                                   4,487                     16
* Roxio, Inc.                                      3,388                     16
* Standard Microsystem Corp.                         826                     16
* Universal Electronics, Inc.                      1,648                     16
* ON Semiconductor Corp.                          11,710                     16
* Impax Laboratories, Inc.                         4,000                     16
* Integral Systems, Inc.                             799                     16
* Durect Corp.                                     7,925                     16
* Crown Media Holdings, Inc.                       7,071                     16
* Geron Corp.                                      4,438                     16
* I-STAT Corp.                                     3,987                     16
* Redback Networks Inc.                           18,943                     16
* Buca, Inc.                                       1,900                     16
* Stoneridge, Inc.                                 1,318                     16
* GMX Resources Inc.                               8,150                     16
* MRV Communications Inc.                         14,615                     16
* KCS Energy, Inc.                                 9,133                     16
* Digital River, Inc.                              1,304                     16
* ParkerVision, Inc.                               1,902                     16
* Callon Petroleum Co.                             4,566                     15
* Net2Phone, Inc.                                  3,773                     15
* CryoLife Inc.                                    2,226                     15
  Vesta Insurance Group, Inc.                      5,486                     15
  Ameriserv Financial Inc.                         5,269                     15
* Asyst Technologies, Inc.                         2,038                     15
* VitalWorks Inc.                                  3,890                     15
* Wiser Oil Co.                                    4,352                     15
* Hexcel Corp.                                     4,979                     15
* Alcide Corp.                                     1,009                     15
* Corvas International, Inc.                       9,571                     15
* Loral Space & Communications                    34,425                     15
  ISCO, Inc.                                       1,847                     15
* Celeritek, Inc.                                  2,197                     15
* InterVoice, Inc.                                 6,769                     15
  Pulaski Financial Corp.                            681                     15
  Wolohan Lumber Co.                                 700                     15
* PDF Solutions, Inc.                              2,100                     15
* Zoltek Cos., Inc.                                6,579                     14
* Asbury Automotive Group, Inc.                    1,700                     14
* Aware, Inc.                                      6,553                     14
  Marine Products Corp.                            1,444                     14
* Trover Solutions, Inc.                           2,600                     14
* Hecla Mining Co.                                 2,792                     14
* Acmat Corp. Class A                              1,503                     14
* JNI Corp.                                        5,088                     14
* Mothers Work, Inc.                                 400                     14
* Heidrick & Struggles
    International, Inc.                              954                     14
* LCC International, Inc. Class A                  7,163                     14
  MCG Capital Corp.                                1,300                     14
* Proton Energy Systems, Inc.                      4,650                     14
* Worldwide Restaurant
    Concepts Inc.                                  5,264                     14
* SciClone Pharmaceuticals, Inc.                   4,366                     14
* Infogrames, Inc.                                 7,811                     14
* Answerthink Consulting Group, Inc.               5,511                     14
* Strategic Distribution, Inc.                     1,081                     14
* Numerical Technologies, Inc.                     3,955                     14
* Pharmacyclics, Inc.                              3,819                     14
* Anthony & Sylvan Pools Corp.                     3,845                     13
* Capstone Turbine Corp.                          14,914                     13
* Syntroleum Corp.                                 7,673                     13
* HomeStore, Inc.                                 15,578                     13
* Isle of Capri Casinos, Inc.                      1,000                     13
* Sanchez Computer
    Associates, Inc.                               4,575                     13
* Handspring, Inc.                                13,807                     13
* Allscripts Healthcare
    Solutions, Inc.                                5,470                     13
* Illumina, Inc.                                   3,876                     13
  Landauer, Inc.                                     375                     13
* Netegrity, Inc.                                  3,997                     13
* Retek Inc.                                       4,775                     13
* Computer Horizons Corp.                          3,949                     13
* Actuate Software Corp.                           7,244                     13
* ITXC Corp.                                       5,503                     13
* Third Wave Technologies                          4,741                     13
* SCS Transportation, Inc.                         1,283                     13
* Carreker Corp.                                   2,800                     13
* NS Group Inc.                                    1,926                     13
* Primus Telecommunications
    Group, Inc.                                    6,270                     13
* QRS Corp.                                        1,890                     12
  Provident Financial Holdings, Inc.                 471                     12
* Time Warner Telecom Inc.                         5,901                     12
* Numerex Corp.                                    4,974                     12
* Ampal-American Israel Corp.                      5,203                     12
* Giant Industries, Inc.                           4,210                     12
* Alliance Data Systems Corp.                        700                     12
* Nanogen, Inc.                                    7,986                     12

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                  SHARES                   (000)
--------------------------------------------------------------------------------
* I.D. Systems, Inc.                               2,818    $                12
* Amcast Industrial Corp.                          7,255                     12
* Analysts International Corp.                     6,206                     12
* Sirenza Microdevices, Inc.                       6,774                     12
* Interpore International                          1,900                     12
* Silicon Graphics, Inc.                          10,760                     12
  Quaker Chemical Corp.                              524                     12
  Intermet Corp.                                   2,894                     12
* Extended Systems Inc.                            6,414                     12
* Mail-Well, Inc.                                  4,825                     12
* Price Legacy Corp. REIT                          4,303                     12
* Factory 2-U Stores Inc.                          3,516                     12
* Medical Action Industries Inc.                   1,100                     12
* PLATO Learning, Inc.                             2,001                     12
* LookSmart, Ltd.                                  4,764                     12
* Kmart Corp.                                     59,059                     12
* Ask Jeeves, Inc.                                 4,605                     12
* EMCORE Corp.                                     5,364                     12
  State Financial Services Corp.
    Class A                                          701                     12
* Hartmarx Corp.                                   4,764                     12
* Selectica, Inc.                                  4,294                     12
* ImageWare Systems, Inc.                          3,800                     12
* Amerco, Inc.                                     2,622                     12
* Vitria Technology, Inc.                         15,415                     12
  Titan International, Inc.                        8,611                     12
* Biopure Corp.                                    3,100                     12
* Matria Healthcare, Inc.                          1,304                     11
  Allen Organ Co.                                    283                     11
* Allied Holdings, Inc.                            3,465                     11
* Traffix, Inc.                                    3,467                     11
* Covista Communications, Inc.                     3,805                     11
* Criimi Mae, Inc. REIT                            1,104                     11
* Harvard Bioscience, Inc.                         3,410                     11
* Art Technology Group, Inc.                       9,046                     11
* iManage, Inc.                                    3,478                     11
* Tellium, Inc.                                   17,371                     11
* C-COR Electronics, Inc.                          3,345                     11
* BroadVision, Inc.                                3,249                     11
* Ciphergen Biosystems, Inc.                       3,206                     11
* U.S. Energy Corp.                                3,571                     11
  Umpqua Holdings Corp.                              599                     11
* Inforte Corp.                                    1,407                     11
* Information Resources, Inc.                      6,804                     11
* Inverness Medical Innovations, Inc.                827                     11
* Superior Consultant Holdings Corp.               4,112                     11
* Pegasus Communications
    Corp. Class A                                  8,276                     11
* Correctional Services Corp.                      3,725                     11
* Aspen Technologies, Inc.                         3,811                     11
* Texas Biotechnology Corp.                        7,623                     11
* SpeechWorks International Inc.                   3,832                     11
* Eden Bioscience Corp.                            7,422                     11
* Docucorp International, Inc.                     1,579                     10
* Comfort Systems USA, Inc.                        3,106                     10
* Terra Industries, Inc.                           6,769                     10
* Neogen Corp.                                       700                     10
* America's Car-Mart, Inc.                           800                     10
* America West Holdings Corp.
    Class B                                        5,645                     10
* Sangamo BioSciences, Inc.                        3,340                     10
* Netro Corp.                                      3,679                     10
* TransPro Inc.                                    1,789                     10
* MetaSolv, Inc.                                   7,311                     10
  BancTrust Financial Group, Inc.                    900                     10
* Global Payment Tech Inc.                         1,783                     10
  MutualFirst Financial Inc.                         500                     10
* Sonic Innovations, Inc.                          2,578                     10
* Portal Software, Inc.                           12,134                     10
* Cysive, Inc.                                     3,630                     10
  Citizens First Financial Corp.                     387                     10
* PLX Technology, Inc.                             2,500                     10
* Active Power, Inc.                               5,464                     10
* UAL Corp.                                        6,796                     10
* Community West Bancshares                        2,110                     10
* DigitalThink, Inc.                               5,540                     10
* Aclara Biosciences, Inc.                         4,614                     10
* Aphton Corp.                                     2,490                     10
* Huttig Building Products, Inc.                   3,365                     10
* Allegiance Telecom, Inc.                        14,304                     10
* Altiris, Inc.                                      600                     10
* Stellent Inc.                                    2,147                     10
* SRI/Surgical Express, Inc.                       1,677                     10
* Captaris Inc.                                    3,923                      9
* Orapharma Inc.                                   1,286                      9
* BindView Development Corp.                       6,537                      9
* Commerce One, Inc.                               3,423                      9
* NMT Medial, Inc.                                 3,100                      9
* Centillium Communications, Inc.                  4,148                      9
* DiamondCluster International, Inc.               2,978                      9
  National Service Industries, Inc.                1,302                      9
* Lazare Kaplan International, Inc.                1,707                      9
* CyberSource Corp.                                3,774                      9
* Edison Schools Inc.                              5,689                      9
* Chordiant Software, Inc.                         6,393                      9
* MSCi, Inc.                                       1,937                      9
* Nuance Communications Inc.                       3,679                      9
* Omega Healthcare
    Investors, Inc. REIT                           2,437                      9
* Acacia Research-Acacia
    Technologies                                   3,773                      9
* Acacia Research-CombiMatrix                      2,496                      9
* LMI Aerospace, Inc.                              4,197                      9
* Aradigm Corp.                                    5,575                      9

--------------------------------------------------------------------------------
                                                                          MARKET
INSTITUTIONAL TOTAL STOCK                                                 VALUE*
  MARKET INDEX FUND                               SHARES                   (000)
--------------------------------------------------------------------------------
* ATP Oil & Gas Corp.                              2,200    $                 9
* Computer Task Group, Inc.                        2,557                      9
* Health Management Systems, Inc.                  2,468                      9
* 3 Dimensional Pharmaceuticals Inc.               2,785                      9
* Emisphere Technologies, Inc.                     2,550                      9
* SONUS Pharmaceuticals, Inc.                      4,183                      9
  Urstadt Biddle Properties
    Class A REIT                                     800                      9
* Glenayre Technologies, Inc.                      7,769                      9
* Caliper Technologies Corp.                       2,909                      9
* Quovadx, Inc.                                    3,593                      9
* Allied Healthcare International Inc.             1,980                      9
  Gevity HR, Inc.                                  2,138                      9
* Wave Systems Corp.                               6,508                      9
* Witness Systems, Inc.                            2,506                      9
* Technology Solutions Co.                         7,836                      9
* eCollege.com Inc.                                2,475                      9
* Interland Inc.                                   6,553                      9
  First Union Real Estate REIT                     4,772                      8
* Vical, Inc.                                      2,446                      8
* Avanex Corp.                                     8,046                      8
* Viewpoint Corp.                                  4,486                      8
* ONYX Software Corp.                              5,380                      8
* Troy Group, Inc.                                 5,394                      8
* NMS Communications Corp.                         4,321                      8
* Sequenom, Inc.                                   4,558                      8
* MicroStrategy Inc.                                 543                      8
* NIC Inc.                                         5,631                      8
* Ramtron International Corp.                      2,886                      8
* Sunrise Telecom Inc.                             4,513                      8
* DJ Orthopedics Inc.                              2,100                      8
* ACTV, Inc.                                      11,223                      8
* Foster Wheeler Ltd.                              6,755                      8
* Next Level Communications, Inc.                  9,589                      8
* Electroglas, Inc.                                4,984                      8
* Colorado MEDtech, Inc.                           3,700                      8
  Prosperity Bancshares, Inc.                        400                      8
* E-LOAN, Inc.                                     4,108                      8
* SITEL Corp.                                      6,305                      8
* TranSwitch Corp.                                10,935                      8
* Valence Technology Inc.                          5,663                      8
* Centra Software, Inc.                            7,529                      8
* Double Eagle Petroleum Co.                       1,371                      8
* Norstan, Inc.                                    1,483                      7
* Aurora Foods Inc.                                9,496                      7
* Novavax, Inc.                                    2,847                      7
* Latitude Communications, Inc.                    4,783                      7
* Penn Octane Corp.                                2,264                      7
* Atlas Air Worldwide Holdings, Inc.               4,839                      7
* Brightpoint, Inc.                                  920                      7
  BMC Industries, Inc.                             4,603                      7
* Alteon, Inc.                                     3,513                      7
* Innotrac Corp.                                   3,214                      7
* Oplink Communications, Inc.                      9,088                      7
* NeoPharm, Inc.                                     708                      7
* SoundView Technology Group, Inc.                 4,759                      7
* Tradestation Group Inc.                          4,906                      7
* Digital Lightwave, Inc.                          5,717                      7
* Interstate Hotels & Resorts, Inc.                1,462                      7
* Mechanical Technology Inc.                       4,184                      7
* W.R. Grace & Co.                                 3,562                      7
* Integrated Telecom Express, Inc.                 4,369                      7
* QAD Inc.                                         2,024                      7
* InKine Pharmaceutical Co., Inc.                  4,225                      7
* GenVec, Inc.                                     2,163                      7
* Casual Male Retail Group, Inc.                   1,777                      7
* Ceres Group, Inc.                                3,566                      7
* Autobytel Inc.                                   2,441                      7
* Spectranetics Corp.                              2,779                      7
* Lexent Inc.                                      7,910                      7
  Psychemedics Corp.                                 725                      7
* CenterSpan Communications Corp.                  5,802                      7
* Liquid Audio, Inc.                               2,723                      7
* Switchboard Inc.                                 2,230                      7
  Bedford Bancshares, Inc.                           422                      7
* Forgent Networks, Inc.                           3,983                      7
* Goody's Family Clothing                          1,495                      7
* V.I. Technologies, Inc.                          6,546                      7
* Infinity, Inc.                                     800                      7
* EnPro Industries, Inc.                           1,650                      7
* Digital Impact, Inc.                             3,471                      7
* TheStreet.com, Inc.                              2,242                      7
* Value City Department Stores, Inc.               3,569                      7
* Earthshell Corp.                                11,260                      7
* Acclaim Entertainment Inc.                       9,860                      7
* Epicor Software Corp.                            5,197                      6
* Vixel Corp.                                      3,243                      6
* TSR, Inc.                                        1,253                      6
* Optical Communication
    Products, Inc.                                 5,929                      6
* I-many, Inc.                                     4,500                      6
* Transgenomic, Inc.                               2,841                      6
* International Shipholding Corp.                  1,039                      6
* Danielson Holdings Corp.                         4,477                      6
* Daily Journal Corp.                                260                      6
* MarketWatch.com, Inc.                            1,274                      6
* VA Software Corp.                                6,843                      6
* FairMarket, Inc.                                 3,795                      6
* Belmont Bancorp                                  1,366                      6
  Amerivest Properties, Inc.                       1,000                      6
* BTU International, Inc.                          2,880                      6
* Tumbleweed Communications Corp.                  3,880                      6
  Stephan Co.                                      1,743                      6
* Global Power Equipment Group Inc.                1,215                      6

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                  SHARES                   (000)
--------------------------------------------------------------------------------
* Internet Capital Group, Inc.                    16,508    $                 6
* Management Network Group Inc.                    3,910                      6
* Saba Software, Inc.                              5,499                      6
* Investors Capital Holdings, Ltd.                 3,067                      6
* Interlink Electronics Inc.                       1,500                      6
* Capital Pacific Holdings, Inc.                   1,789                      6
  Keithley Instruments Inc.                          465                      6
* Toreador Resources Corp.                         2,315                      6
* Cellstar Corp.                                   1,017                      6
* Touch America Holdings, Inc.                    14,857                      6
* SYNAVANT Inc.                                    6,193                      6
* SM&A Corp.                                       1,556                      6
* Corio, Inc.                                      7,620                      6
  Webster City Federal Bancorp                       300                      6
* The Good Guys, Inc.                              3,077                      6
* Resonate Inc.                                    3,210                      6
* Alamosa Holdings, Inc.                          10,893                      6
* Blount International, Inc.                       1,484                      6
* Total Entertainment Restaurant Corp.               667                      6
* Applied Molecular Evolution, Inc.                2,738                      6
* Therma-Wave Inc.                                 5,343                      6
* RCN Corp.                                       10,437                      6
* Diametrics Medical, Inc.                         3,351                      6
* Applied Imaging Corp.                            2,500                      6
* Park-Ohio Holdings Corp.                         1,316                      5
* Parallel Petroleum Corp.                         2,000                      5
* Braun Consulting, Inc.                           5,992                      5
* SRA International, Inc.                            200                      5
* UbiquiTel Inc.                                  13,458                      5
* Unity Bancorp, Inc.                                651                      5
* Spiegel, Inc. Class A                           14,895                      5
* Microvision, Inc.                                1,000                      5
* Mobius Management
    Systems, Inc.                                  2,203                      5
* Large Scale Biology Corp.                        6,609                      5
  D&E Communications, Inc.                           629                      5
* RadiSys Corp.                                      656                      5
* Extensity, Inc.                                  2,995                      5
* ePresence, Inc.                                  2,671                      5
* Penton Media, Inc. Class A                       7,590                      5
* Visual Networks, Inc.                            3,538                      5
* iVillage Inc.                                    5,432                      5
* Edgewater Technology, Inc.                       1,077                      5
* AXT, Inc.                                        2,800                      5
* Intelidata Technologies Corp.                    5,592                      5
* Ag Services of America, Inc.                       697                      5
* WJ Communications, Inc.                          5,246                      5
* Verso Technologies, Inc.                         9,594                      5
  Investors Real Estate Trust REIT                   500                      5
* Read Rite Corp.                                 14,197                      5
* Ethyl Corp.                                        763                      5
* Advanced Magnetics, Inc.                         1,173                      5
* Avici Systems Inc.                               1,376                      5
* Medialink Worldwide, Inc.                        1,489                      5
* Diacrin, Inc.                                    4,491                      5
* Docent, Inc.                                     1,705                      5
* Kana Software, Inc.                              2,458                      5
* Titan Pharmaceuticals, Inc.                      3,367                      5
* Summa Industries                                   500                      5
* BSQUARE Corp.                                    3,786                      5
* Jupitermedia Corp.                               1,906                      5
* Collagenex Pharmaceuticals, Inc.                   500                      5
* The Meridian Resource Corp.                      5,249                      5
* Genzyme Molecular Oncology                       2,699                      5
* Capital Title Group, Inc.                        1,848                      5
* IVAX Diagnostics, Inc.                           2,766                      5
* NaPro BioTherapeutics, Inc.                      6,904                      5
* Xanser Corp.                                     2,966                      5
* dELiA*s Corp. Class A                           10,389                      5
* Avenue A, Inc.                                   1,610                      5
* Curon Medical Inc.                               7,226                      5
* Tweeter Home
    Entertainment Group, Inc.                        800                      5
* H Power Corp.                                    1,197                      5
* Katy Industries, Inc.                            1,331                      5
* Coeur D'Alene Mines Corp.                        2,361                      5
* Lantronix, Inc.                                  6,475                      5
* Lightspan Inc.                                   4,308                      5
* Cylink Corp.                                     3,732                      5
* APAC Teleservices, Inc.                          1,928                      5
* Comshare Inc.                                    2,098                      5
* Genome Therapeutics Corp.                        2,887                      4
* Caminus Corp.                                    1,908                      4
* TechTeam Global, Inc.                              600                      4
* Channell Commercial Corp.                        1,100                      4
* SONICblue Inc.                                   9,846                      4
* Trump Hotels & Casino Resorts, Inc.              1,687                      4
  Lillian Vernon Corp.                             1,063                      4
* American Independence Corp.                      1,593                      4
* Impco Technologies Inc.                            921                      4
* Dyax Corp.                                       2,379                      4
* i3 Mobile, Inc.                                  3,164                      4
* Cadiz Inc.                                       7,723                      4
* Cardima, Inc.                                    4,715                      4
* Consumer Portfolio Services, Inc.                2,020                      4
* Sirius Satellite Radio, Inc.                     6,479                      4
* Peco II, Inc.                                    6,467                      4
* AvantGo, Inc.                                    4,151                      4
* Cavalier Homes, Inc.                             2,095                      4
* Paradyne Networks, Inc.                          3,175                      4
* Big Dog Holdings, Inc.                           1,650                      4
* Digital Generation Systems                       3,795                      4
* StorageNetworks, Inc.                            3,490                      4
* Lanvision Systems, Inc.                          1,425                      4

--------------------------------------------------------------------------------
                                                                          MARKET
INSTITUTIONAL TOTAL STOCK                                                 VALUE*
  MARKET INDEX FUND                               SHARES                   (000)
--------------------------------------------------------------------------------
* OAO Technology Solutions, Inc.                   2,501    $                 4
* Westell Technologies, Inc.                       3,301                      4
* barnesandnoble.com inc                           3,443                      4
* Mercator Software, Inc.                          4,057                      4
* Electric Fuel Corp.                              6,122                      4
* Genus, Inc.                                      1,700                      4
* U.S. Energy Systems, Inc.                        4,134                      4
* Blue Coat Systems, Inc.                            978                      4
* FARO Technologies, Inc.                          2,032                      4
* Variagenics, Inc.                                2,770                      4
* Cosine Communications, Inc.                        623                      4
* Cone Mills Corp.                                 2,187                      4
* Synagro Technologies Inc.                        1,506                      4
* Pumatech, Inc.                                   5,258                      4
  Habersham Bancorp                                  209                      4
* QuickLogic Corp.                                 3,495                      4
* Blue Martini Software, Inc.                      1,258                      4
* Vyyo Inc.                                        1,423                      4
* VIA NET.WORKS, Inc.                              5,204                      4
* Matritech Inc.                                   1,700                      4
* Stratos Lightwave, Inc.                            802                      4
* Lipid Sciences, Inc.                             2,862                      4
* Netopia, Inc.                                    2,531                      4
* Franklin Electronic Publishers, Inc.             2,242                      3
* Juno Lighting, Inc.                                361                      3
* Niku Corp.                                         871                      3
* SteelCloud Inc.                                  3,121                      3
* Avigen, Inc.                                       604                      3
* Navarre Corp.                                    1,714                      3
* Merge Technologies, Inc.                           500                      3
* Curis, Inc.                                      3,275                      3
* AP Pharma Inc.                                   3,352                      3
* Adept Technology, Inc.                           5,403                      3
* Proxymed Pharmacy, Inc.                            320                      3
* Net Perceptions, Inc.                            2,405                      3
* Track Data Corp.                                 6,608                      3
* ViroPharma Inc.                                  2,238                      3
* Marimba, Inc.                                    1,981                      3
* Royale Energy, Inc.                                630                      3
* Iridex Corp.                                     1,100                      3
* Darling International, Inc.                      1,756                      3
* McLeod USA Inc.                                  3,739                      3
* Internap Network Services Corp.                  8,392                      3
* Candie's, Inc.                                   2,808                      3
* Digex, Inc.                                      7,157                      3
* Humphrey Hospitality Trust, Inc. REIT            1,565                      3
* SBA Communications Corp.                         7,477                      3
* EXE Technologies, Inc.                           5,524                      3
* JAKKS Pacific, Inc.                                224                      3
* ResortQuest International, Inc.                    800                      3
* Perceptron, Inc.                                 1,378                      3
* LCA-Vision Inc.                                  1,291                      3
* Pinnacor Inc.                                    2,412                      3
* Virologic, Inc.                                  2,205                      3
* RWD Technologies, Inc.                           1,849                      3
* Intraware, Inc.                                  2,604                      3
* CYTOGEN Corp.                                      879                      3
* Nutrition 21 Inc.                                4,377                      3
* Goodrich Petroleum Corp.                         1,100                      3
* Critical Path, Inc.                              5,314                      3
* Genaissance Pharmaceuticals, Inc.                3,100                      3
* Wyndham International, Inc.
    Class A                                       11,580                      3
* Argonaut Technologies Inc.                       2,664                      3
* DT Industries, Inc.                              1,000                      3
* SatCon Technology Corp.                          1,860                      3
* ILX Resorts Inc.                                   329                      3
* Captiva Software Corp.                           1,620                      3
* Baldwin Technology Class A                       5,881                      3
* Orchid Biosciences, Inc.                         5,021                      3
* Micro Linear Corp.                                 800                      3
* eLoyalty Corp.                                     614                      3
* Ostex International, Inc.                        1,429                      3
* Alpine Group, Inc.                               3,351                      3
* Click Commerce, Inc.                             1,239                      3
* GTC Biotherapeutics, Inc.                        2,100                      2
* Bell Industries, Inc.                            1,505                      2
* Tanning Technology Corp.                         3,160                      2
* Applix, Inc.                                     2,208                      2
* EntreMed, Inc.                                   2,738                      2
* Aetrium, Inc.                                    3,024                      2
* US SEARCH.com Inc.                               2,874                      2
* Creative Host Services, Inc.                     1,202                      2
* HEI, Inc.                                          700                      2
* Cygnus Inc.                                      3,389                      2
  Laser Mortgage Management, Inc.
    REIT                                           1,711                      2
* All American Semiconductor, Inc.                 1,057                      2
* NetFlix.com, Inc.                                  200                      2
* Virage, Inc.                                     3,136                      2
* Miravant Medical Technologies                    2,401                      2
* Quantum Fuel Systems
    Technologies Worldwide, Inc.                     921                      2
* Auspex Systems, Inc.                             5,847                      2
* Crossroads Systems, Inc.                         2,314                      2
* Century Casinos, Inc.                            1,000                      2
* SPEEDUS Corp.                                    2,777                      2
* Cannondale Corp.                                 1,983                      2
* Click2learn, Inc.                                2,800                      2
* Fresh Choice, Inc.                               1,092                      2
  Astro-Med, Inc.                                    653                      2
* Miller Industries, Inc.                            609                      2
* Divine, Inc.                                     1,472                      2
* Hyseq, Inc.                                      2,368                      2

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                  SHARES                   (000)
--------------------------------------------------------------------------------
* Webco Industries, Inc.                             577    $                 2
* Lowrance Electronics, Inc.                         318                      2
* Insmed Inc.                                      4,380                      2
* Oakwood Homes Corp.                              4,560                      2
* Bioject Medical Technologies Inc.                1,000                      2
* Axonyx Inc.                                      2,200                      2
* Oxigene, Inc.                                    1,815                      2
* Versant Corp.                                    2,795                      2
* MacroChem Corp.                                  3,800                      2
* Optical Cable Corp.                                800                      2
* Computer Motion, Inc.                            1,800                      2
* Deltagen, Inc.                                   3,858                      2
* AirGate PCS, Inc.                                2,980                      2
* GoAmerica, Inc.                                  6,305                      2
* DDi Corp.                                        8,262                      2
* Perficient, Inc.                                 1,810                      2
* SIGA Technologies, Inc.                          1,265                      2
* Trailer Bridge, Inc.                               823                      2
* Gallery of History, Inc.                           466                      2
* Impreso, Inc.                                      800                      2
* MIPS Technologies, Inc. Class B                    600                      2
* Equinix, Inc.                                      303                      2
* Badger Paper Mills, Inc.                           238                      2
* On Command Corp.                                 2,529                      2
* Airnet Communications Corp.                      3,283                      2
* TurboChef, Inc.                                  2,427                      2
* Redhook Ale Brewery, Inc.                          825                      2
* Metawave Communications Corp.                    5,913                      2
* DSL.Net, Inc.                                    3,371                      2
* IntraBiotics Pharmaceuticals, Inc.               5,645                      2
* Pacific Premier Bancorp, Inc.                      305                      2
* Z-Tel Technologies, Inc.                         1,950                      2
* Network Engines, Inc.                            1,561                      2
* Rainbow Rentals, Inc.                              300                      2
* Beta Oil & Gas, Inc.                             1,800                      2
* SAVVIS Communications Corp.                      3,840                      2
* SciQuest, Inc.                                   3,349                      2
* Cell Pathways, Inc.                              3,664                      2
* NetManage, Inc.                                    877                      1
* Targeted Genetics Corp.                          3,721                      1
* Versar Inc.                                        800                      1
* Frontstep, Inc.                                    748                      1
* LightPath Technologies, Inc.                     4,546                      1
* Samsonite Corp.                                  2,903                      1
* Westpoint Stevens, Inc.                          2,454                      1
* Serrento Networks Corp.                            335                      1
* Multilink Technology Corp. Class A                 500                      1
* Team, Inc.                                         173                      1
* Systemax Inc.                                      848                      1
* Procom Technology, Inc.                          4,375                      1
* Hanover Direct, Inc.                             6,816                      1
* SportsLine.com, Inc.                             1,287                      1
* ACT Teleconferencing, Inc.                       1,000                      1
* ebix.com Inc.                                      487                      1
* Carrier Access Corp.                             3,154                      1
* Ista Pharmaceuticals Inc.                          398                      1
* COMFORCE Corp.                                   2,081                      1
* Rocky Mountain
    Chocolate Factory, Inc.                          152                      1
* WorldGate Communications, Inc.                   2,858                      1
* New Century Equity Holdings Corp.                4,609                      1
* NTELOS Inc.                                      3,186                      1
* Lynx Therapeutics Inc.                           2,860                      1
* FirePond, Inc.                                     471                      1
* Optika Inc.                                      1,104                      1
* Carrington Labs Inc.                             1,246                      1
* Aastrom Biosciences, Inc.                        2,400                      1
* Federal-Mogul Corp.                              5,119                      1
* Axeda Systems Inc.                               1,400                      1
* AT&T Latin America Corp. Class A                 5,303                      1
* ARTISTdirect, Inc.                                 515                      1
  Ameron International Corp.                          20                      1
  United Financial Corp.                              50                      1
* Valentis, Inc.                                   4,962                      1
* Universal Access Global
    Holdings Inc.                                  5,737                      1
* Copper Mountain Networks, Inc.                     255                      1
* Loudeye Corp.                                    3,369                      1
* Predictive Systems, Inc.                         3,525                      1
* American Access Technologies Inc.                1,753                      1
* Media 100 Inc.                                   1,614                      1
* Astea International, Inc.                        1,652                      1
* Caldera International, Inc.                        705                      1
  HEICO Corp. Class A                                122                      1
* Rainmaker Systems, Inc.                            992                      1
* Tut Systems, Inc.                                  783                      1
* Exabyte Corp.                                    1,860                      1
* Comdisco Holding Company, Inc.                  11,949                      1
* Paradigm Genetics, Inc.                          3,296                      1
* Rouge Industries Inc.                              934                      1
* The Immune Response Corp.                          981                      1
* Andrea Radio Corp.                               3,118                      1
* eGain Communications Corp.                       4,361                      1
* Five Star Quality Care, Inc.                       668                      1
* Leap Wireless International, Inc.                6,077                      1
* Artisoft, Inc.                                   2,198                      1
* MTI Technology Corp.                             2,045                      1
* Mayor's Jeweler's, Inc.                          2,977                      1
* Mississippi Chemical Corp.                       2,760                      1
* Amtech Systems, Inc.                               269                      1
* Superconductor Technologies Inc.                   900                      1
* Cortex Pharmaceuticals, Inc.                     1,300                      1
* Hoenig Group, Inc.                               3,670                      1
* Insightful Corp.                                   884                      1

--------------------------------------------------------------------------------
                                                                          MARKET
INSTITUTIONAL TOTAL STOCK                                                 VALUE*
  MARKET INDEX FUND                               SHARES                   (000)
--------------------------------------------------------------------------------
* eXegenics Inc.                                   2,293    $                 1
* Cross Media Marketing Corp.                      1,448                      1
* SmartDisk Corp.                                  2,159                      1
* Applied Graphics Technologies, Inc.              1,618                      1
* Sagent Technology, Inc.                          2,564                      1
* Interleukin Genetics, Inc.                       1,493                      1
* HealthAxis, Inc.                                 2,253                      1
* Larscom, Inc. Class A                            1,989                      1
* Versata, Inc.                                      832                      1
* Radio Unica Corp.                                2,430                      1
* Zonagen, Inc.                                      743                      1
* Rohn Industries Inc.                             8,081                      1
* eMerge Interactive, Inc.                         2,734                      1
* Pfsweb Inc.                                      1,689                      1
* Choice One Communications Inc.                   4,386                      1
* Advanced Lighting
    Technologies, Inc.                             2,123                      1
* Micro Component
    Technology, Inc.                               1,000                      1
* Ampex Corp. Class A                              8,747                      1
* Tripath Technology Inc.                          2,491                      1
* V-One Corp.                                      4,926                      1
* Verticalnet, Inc.                                  850                      1
* Wilshire Oil Co. of Texas                          190                      1
* NaviSite, Inc.                                   4,399                      1
* On2 Technologies, Inc.                           2,193                      1
  Pittsburgh & West Virginia Railroad                 73                      1
* Storage Computer Corp.                           2,856                      1
* TenFold Corp.                                    4,520                      1
* Primus Knowledge Solutions, Inc.                 1,489                      1
* Com21, Inc.                                      2,802                      1
* General Bearing Corp.                              196                      1
* Epimmune Inc.                                      643                      1
* Geerlings & Wade Inc.                              764                      1
* Pac-West Telecom, Inc.                           1,175                      1
* Omtool, Ltd.                                     2,092                      1
* Precision Optics Corp.                           2,341                      1
* ZEVEX International, Inc.                          306                      1
* Superior Telecom Inc.                            3,835                      1
* Audible, Inc.                                    1,879                      1
* SEEC, Inc.                                         550                      1
* WHX Corp.                                          222                      1
* VCampus Corp.                                      142                      1
* Plumtree Software, Inc.                            200                      1
* Allied Motion Technologies, Inc.                   301                      1
* Sheffield Pharmaceuticals, Inc.                  2,789                      1
* Euroweb International Corp.                        299                      1
* Organogenesis, Inc.                              5,516                      0
* Paradigm Medical Industries, Inc.                3,300                      0
* Level 8 Systems Inc.                             1,286                      0
* JLM Industries, Inc.                               495                      0
* ICO, Inc.                                          357                      0
* Chaparral Resources, Inc.                          464                      0
* Magellan Petroleum Corp.                           534                      0
* Adams Golf, Inc.                                 1,734                      0
* 24/7 Real Media, Inc.                            1,898                      0
* Vornado Operating Inc. REIT                        837                      0
* Star Buffet, Inc.                                  186                      0
* Personnel Group of America, Inc.                 2,739                      0
* DA Consulting Group, Inc.                        2,549                      0
* InsWeb Corp.                                       237                      0
* Visual Data Corp.                                2,071                      0
* Major Automotive Companies Inc.                    435                      0
* GraphOn Corp.                                    2,730                      0
* Twinlab Corp.                                    3,468                      0
* Telaxis Communications Corp.                     1,904                      0
* Frontline Communications Corp.                   1,315                      0
* Ezenia!, Inc.                                    2,547                      0
* Adelphia Business Solutions, Inc.               13,350                      0
* Vertel Corp.                                     2,893                      0
* USDATA Corp.                                       414                      0
* Abraxas Petroleum Corp.                            500                      0
* Innovative Medical Services                        571                      0
* Headway Corporate Resources, Inc.                3,808                      0
* Williams C
    Group, Inc.                                   51,659                      0
* Harken Energy Corp.                                983                      0
* Continucare Corp.                                1,581                      0
* Navidec, Inc.                                       91                      0
* Metromedia International
    Group, Inc.                                    2,009                      0
* Acceptance Insurance Cos. Inc.                   8,028                      0
* Tickets.com, Inc.                                  225                      0
* Gilman & Ciocia, Inc.                            1,994                      0
* Chart Industries, Inc.                             300                      0
* Razorfish, Inc.                                    114                      0
* ANC Rental Corp.                                 3,819                      0
* Billserv, Inc.                                   1,022                      0
* Zamba Corp.                                      2,207                      0
* Interplay Entertainment Corp.                    2,800                      0
* P-Com, Inc.                                        853                      0
* Comdial Corp.                                      112                      0
* Internet Pictures Corp.                            143                      0
* NexPrise, Inc.                                     106                      0
* Cellular Technical Services Co., Inc.              204                      0
* Actrade Financial Technologies, Ltd.             1,200                      0
* Network-1 Security Solutions, Inc.                 975                      0
* Applied Microsystems Corp.                       1,425                      0
* Evolve Software, Inc.                               30                      0
* Provant, Inc.                                    1,067                      0
* Seven Seas Petroleum Inc.                        3,793                      0
* EasyLink Services Corp.                            148                      0
* IEC Electronics Corp.                              933                      0
* Genuity Inc. Class A                               924                      0

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                  SHARES                   (000)
--------------------------------------------------------------------------------
* YouthStream Media Networks, Inc.                 1,000    $                 0
* Accrue Software, Inc.                            2,576                      0
* Aviation General Inc.                              698                      0
* FiberNet Telecom Group, Inc.                       302                      0
* Geoworks Corp. (Delaware)                        2,865                      0
* Interliant Inc.                                  2,525                      0
* Uniroyal Technology Corp.                        2,333                      0
* Encompass Services Corp.                         6,011                      0
* Cogent Communications Group, Inc.                   65                      0
* Gadzoox Networks, Inc.                           1,598                      0
* Pinnacle Holdings Inc. REIT                      2,023                      0
* eChapman Inc.                                      283                      0
* SLI, Inc.                                        3,078                      0
* NeoMedia Technologies, Inc.                      1,279                      0
* uniView Technologies Corp.                         298                      0
* Focal Communications Corp.                         205                      0
* CTC Communications Group, Inc.                   8,162                      0
* American Classic Voyager Co.                     1,812                      0
* AppliedTheory Corp.                              1,488                      0
* Novatel Wireless, Inc.                             231                      0
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $1,159,266)                           $       917,298
--------------------------------------------------------------------------------
                                               FACE                      MARKET
                                             AMOUNT                      VALUE*
                                              (000)                       (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (1.4%)(1)
--------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSN.
(2) 1.56%, 1/8/2003                         $1,000              $         1,000
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  1.21%, 1/2/2003--Note E                    1,698                        1,698
  1.22%, 1/2/2003                             9,900                       9,900
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS (Cost $12,598)                 $        12,598
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.5%) (Cost $1,171,864)                    $       929,896
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.5%)
--------------------------------------------------------------------------------
Other Assets                                                    $         1,679
Liabilities--Note E                                                      (6,460)
                                                                ----------------
                                                                $        (4,781)
                                                                ----------------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                               $       925,115
================================================================================
* See Note A in Notes to Financial Statements.
* Non-income-producing security.
(1) The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures
     investments,   the  fund's   effective  common  stock  and  temporary  cash
     investment positions represent 100.0% and 0.5%, respectively, of net assets. See Note C in Notes to Financial Statements.
(2)  Security segregated as initial margin for open futures contracts.
REIT--Real Estate Investment Trust.

--------------------------------------------------------------------------------

INSTITUTIONAL TOTAL STOCK                                                 AMOUNT
MARKET INDEX FUND                                                          (000)
--------------------------------------------------------------------------------
AT DECEMBER 31, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital $1,288,281
Overdistributed Net Investment Income (23)
Accumulated Net Realized Losses (120,965)
Unrealized Depreciation
Investment Securities (241,968)
Futures Contracts (210)
--------------------------------------------------------------------------------
NET ASSETS                                                      $       925,115
================================================================================

Institutional Shares--Net Assets
Applicable to 13,620,483 outstanding $.001
  par value shares of beneficial interest
    (unlimited authorization)                                   $       245,189
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- INSTITUTIONAL SHARES                $         18.00
================================================================================

Institutional Plus Shares--Net Assets
Applicable to 37,769,402 outstanding $.001
  par value shares of beneficial interest
    (unlimited authorization)                                   $       679,926
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- INSTITUTIONAL PLUS SHARES           $         18.00
================================================================================
See Note C in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                       INSTITUTIONAL TOTAL STOCK
                                                               MARKET INDEX FUND
                                                                      YEAR ENDED
                                                               DECEMBER 31, 2002
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                     $        18,411
  Interest                                                                   89
  Security Lending                                                          109
--------------------------------------------------------------------------------
    Total Income                                                $        18,609
--------------------------------------------------------------------------------
EXPENSES
The Vanguard Group--Note B
  Management and Administrative
    Institutional Shares                                                    180
    Institutional Plus Shares                                               234
--------------------------------------------------------------------------------
    Total Expenses                                                          414
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    18,195
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                           (109,084)
  Futures Contracts                                                      (1,233)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                               (110,317)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                (211,925)
  Futures Contracts                                                        (398)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                       (212,323)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS $      (304,445)
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------
                                                      INSTITUTIONAL TOTAL STOCK
                                                              MARKET INDEX FUND
                                     -------------------------------------------
                                         YEAR ENDED                  MAY 31* TO
                                      DEC. 31, 2002               DEC. 31, 2001
                                              (000)                       (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                    $ 18,195             $         9,685
  Realized Net Gain (Loss)                 (110,317)                    (10,648)
  Change in Unrealized Appreciation
    (Depreciation)                         (212,323)                    (29,855)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net
     Assets Resulting from Operations      (304,445)                    (30,818)
--------------------------------------------------------------------------------
DISTRIBUTIONS
Net Investment Income
  Institutional Shares                       (4,572)                     (2,122)
  Institutional Plus Shares                 (13,622)                     (7,587)
Realized Capital Gain
  Institutional Shares                           --                          --
  Institutional Plus Shares                      --                          --
--------------------------------------------------------------------------------
    Total Distributions                     (18,194)                     (9,709)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE F
  Institutional Shares                      (36,344)                    352,599
  Institutional Plus Shares                (263,357)                  1,235,383
--------------------------------------------------------------------------------
    Net Increase (Decrease) from
     Capital Share Transactions            (299,701)                  1,587,982
--------------------------------------------------------------------------------
  Total Increase (Decrease)                (622,340)                  1,547,455
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                     1,547,455                          --
--------------------------------------------------------------------------------
  End of Period                           $ 925,115             $     1,547,455
================================================================================
*Inception.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.


INSTITUTIONAL  TOTAL  STOCK  MARKET INDEX FUND INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
                                                  YEAR ENDED         AUG. 31* TO
                                                    DEC. 31,            DEC. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD          2002                2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $23.10              $22.72
Investment Operations
  Net Investment Income                                  .32                .098
  Net Realized and Unrealized Gain (Loss)
    on Investments                                    (5.10)                .421
--------------------------------------------------------------------------------
    Total from Investment Operations                   (4.78)               .519
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                 (.32)              (.139)
  Distributions from Realized Capital Gains               --                  --
--------------------------------------------------------------------------------
    Total Distributions                                (.32)              (.139)
--------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                        $18.00              $23.10
================================================================================

TOTAL RETURN                                         -20.77%               2.33%
================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                  $245                $358
  Ratio of Total Expenses to
    Average Net Assets                                 0.06%             0.06%**
  Ratio of Net Investment Income to
    Average Net Assets                                 1.45%             1.33%**
  Portfolio Turnover Rate                                 9%                 15%
================================================================================
 *Inception.
**Annualized.

INSTITUTIONAL TOTAL STOCK MARKET INDEX FUND INSTITUTIONAL PLUS SHARES
--------------------------------------------------------------------------------
                                                  YEAR ENDED          MAY 31* TO
                                                    DEC. 31,            DEC. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD          2002                2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $23.10              $25.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                 .327               .151
  Net Realized and Unrealized Gain (Loss)
    on Investments                                   (5.100)             (1.900)
--------------------------------------------------------------------------------
    Total from Investment Operations                 (4.773)             (1.749)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                (.327)              (.151)
  Distributions from Realized Capital Gains               --                  --
--------------------------------------------------------------------------------
    Total Distributions                               (.327)              (.151)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $18.00              $23.10
================================================================================

TOTAL RETURN                                         -20.74%              -6.96%
================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                  $680              $1,189
  Ratio of Total Expenses to
    Average Net Assets                                0.025%            0.025%**
  Ratio of Net Investment Income to
    Average Net Assets                                 1.48%             1.36%**
  Portfolio Turnover Rate                                 9%                 15%
================================================================================
*Inception.
**Annualized.


NOTES TO FINANCIAL STATEMENTS

Vanguard Institutional Total Stock Market Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Institutional Shares and Institutional Plus Shares, to investors who invest minimum amounts of $200 million and $500 million, respectively.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FUTURES CONTRACTS: The fund uses S&P 500 Index, S&P MidCap 400 Index, and Russell 2000 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Class-specific shareholder servicing fees are charged to each class at the contractual rate. Income, expenses not attributable to a specific class, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group provides investment advisory, corporate management, administrative, marketing, and distribution services and pays for all other operating expenses, except for taxes, in return for a fee calculated at an annual percentage rate of the average net assets of the fund, or, for shareholder services, each class of shares. The fund's trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

     For tax purposes, at December 31, 2002, the fund had no ordinary income available for distribution. The fund had available realized losses of $120,345,000 to offset future net capital gains of $4,981,000 through December 31, 2009, $99,393,000 through December 31, 2010, and $15,971,000 through
December 31, 2011.

     At December 31, 2002, net unrealized depreciation of investment securities for tax purposes was $242,798,000, consisting of unrealized gains of $44,467,000 on securities that had risen in value since their purchase and $287,265,000 in unrealized losses on securities that had fallen in value since their purchase.

     At December 31, 2002, the aggregate settlement value of open futures contracts expiring in March 2003 and the related unrealized depreciation were:

--------------------------------------------------------------------------------
                                                           (000)
                                 -----------------------------------------------
                                                       AGGREGATE      UNREALIZED
                                    NUMBER OF         SETTLEMEN     APPRECIATION
FUTURES CONTRACTS               LONG CONTRACTS             VALUE  (DEPRECIATION)
--------------------------------------------------------------------------------
S&P 500 Index                           31               $ 6,811         $ (203)
S&P MidCap 400 Index                     3                   645             (4)
Russell 2000 Index                       1                   192             (3)
--------------------------------------------------------------------------------

Unrealized depreciation on open futures contracts is required to be treated as realized loss for tax purposes.

D. During the year ended December 31, 2002, the fund purchased $104,904,000 of investment securities and sold $404,344,000 of investment securities, other than temporary cash investments.

E. The market value of securities on loan to broker/dealers at December 31, 2002, was $850,000, for which the fund held cash collateral of $1,698,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

F. Capital share transactions for each class of shares were:

--------------------------------------------------------------------------------
                                    YEAR ENDED                     INCEPTION* TO
                             DECEMBER 31, 2002                 DECEMBER 31, 2001
                          -----------------------       ------------------------
                             AMOUNT     SHARES            AMOUNT          SHARES
                              (000)      (000)             (000)           (000)
--------------------------------------------------------------------------------
Institutional Shares
  Issued                   $ 35,745      1,787         $ 385,138         17,060
  Issued in Lieu of Cash
    Distributions             4,572        238             2,122             99
  Redeemed                  (76,661)    (3,919)          (34,661)        (1,644)
                          ------------------------------------------------------
  Net Increase (Decrease)--
    Institutional Shares    (36,344)    (1,894)          352,599         15,515
                          ------------------------------------------------------

Institutional Plus Shares
  Issued                     56,247      3,294         1,323,042         55,252
  Issued in Lieu of Cash
    Distributions             2,538        131             1,235             57
  Redeemed                 (322,142)   (17,132)          (88,894)        (3,832)
                          ------------------------------------------------------
  Net Increase (Decrease)--
    Institutional
     Plus Shares           (263,357)   (13,707)        1,235,383         51,477
--------------------------------------------------------------------------------
*August 31, 2001 for Institutional Shares, May 31, 2001, for Institutional Plus Shares.

REPORT OF INDEPENDENT ACCOUNTANTS

To the  Shareholders  and Trustees of Vanguard  Institutional  U.S.  Stock Index
Funds:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Institutional Total Stock Market Index Fund (a separate fund of
Vanguard  Institutional  U.S.  Stock Index Funds,  hereafter  referred to as the
"Fund") at December 31, 2002, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
PHILADELPHIA, PENNSYLVANIA

FEBRUARY 5, 2003


--------------------------------------------------------------------------------
Special 2002 Tax Information

 (unaudited) for Vanguard Institutional Total Stock Market Index Fund

This information for the fiscal year ended December 31, 2002, is included pursuant to provisions of the Internal Revenue Code.

     For corporate shareholders, 94.9% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
--------------------------------------------------------------------------------

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

     Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the



-----------------------------------------------------------------------------------------------------------------------------------
NAME                    POSITION(S) HELD WITH FUND
(DATE OF BIRTH)         (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE   OVERSEEN BY TRUSTEE)            PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
                       Chairman of the Board,           Chairman of the Board, Chief Executive Officer, and
JOHN J. BRENNAN*       Chief Executive Officer,         Director/Trustee of The Vanguard Group, Inc., and of each of the investment
(July 29, 1954)        and Trustee                      companies served by The Vanguard Group.
May 1987               (112)
-----------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES
CHARLES D. ELLIS       Trustee                          The Partners of '63 (pro bono ventures in education); Senior Adviser
(October 23, 1937)     (112)                            to Greenwich Associates (international business-strategy consulting);
January 2001                                            Successor Trustee of Yale University; Overseer of the Stern School of
                                                        Business at New York University; Trustee of the Whitehead Institute
                                                        for Biomedical Research.
-----------------------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA         Trustee                          Chairman and Chief Executive Officer (since October 1999), Vice
(December 23, 1945)    (90)                             Chairman (January-September 1999), and Vice President (prior to
December 2001                                           December 2001 September 1999) of Rohm and Haas Co. (chemicals); Director of Technitrol, Inc. (electronic components), and Agere Systems
                                                        (communications components); Board Member of the American Chemistry
                                                        Council; and Trustee of Drexel University.
-----------------------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN HEISEN Trustee                          Vice President, Chief Information Officer, and Member of the Executive
(January 25, 1950)     (112)                            Committee of Johnson & Johnson (pharmaceuticals/consumer products);
July 1998                                               Director of the Medical Center at Princeton and Women's Research
                                                        and Education Institute.
-----------------------------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL      Trustee                          Chemical Bank Chairman's Professor of Economics, Princeton
(August 28, 1932)      (110)                            University; Director of Prudential Insurance Co. of America, BKF Capital
May 1977                                                (investment management), The Jeffrey Co. (a holding company), and NeuVis,
                                                        Inc. (a software company).
-----------------------------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, JR.  Trustee                          Chairman, President, Chief Executive Officer, and Director of NACCO
(October 8, 1941)      (112)                            Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich
                                                        January 1993 Corporation
                                                        (industrial
                                                        products/aircraft
                                                        systems and services);
                                                        Director of the Standard
                                                        Products Company (a
                                                        supplier for the
                                                        automotive industry)
                                                        until 1998.
-----------------------------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON     Trustee                          Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(March 2, 1936)        (112)                            (chemicals); Director of Cummins Inc. (diesel engines), The Mead
                                                        April 1985 Corp. (paper products), and AmerisourceBergen Corp.
                                                        (pharmaceutical distribution); Trustee of Vanderbilt University.

activities of the funds. Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

     Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.


-----------------------------------------------------------------------------------------------------------------------------------
NAME                    POSITION(S) HELD WITH FUND
(DATE OF BIRTH)         (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE   OVERSEEN BY TRUSTEE)            PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
R. GREGORY BARTON      Secretary                        Managing Director and General Counsel of The Vanguard Group, Inc.
(April 25, 1951)       (112)                            (since September 1997); Secretary of The Vanguard Group, and of each
June 2001                                               of the investment companies served by The Vanguard Group; Principal of The Vanguard Group (prior to September 1997).
-----------------------------------------------------------------------------------------------------------------------------------
THOMAS J. HIGGINS      Treasurer                        Principal of The Vanguard Group, Inc.; Treasurer of each of the investment
(May 21, 1957)         (112)                            companies served by The Vanguard Group.
July 1998
-----------------------------------------------------------------------------------------------------------------------------------
*Officers  of the funds are  "interested  persons" as defined in the  Investment
Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
MORTIMOR J. BUCKLEY, Information Technology.
JAMES H. GATELY, Director Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Instititional Investor Group.
MICHAEL S. MILLER, Planning and Developement.
RALPH K. PACKARD, Chief Finanaicl Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------

JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
--------------------------------------------------------------------------------

VANGUARD, THE VANGUARD GROUP, VANGUARD.COM, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

[SHIP]
[THE VANGUARD GROUP LOGO]
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Valley Forge, PA 19482-2600


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FOR MORE INFORMATION

This report is intended for the fund's  shareholders.  It may not be distributed
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Q8710 022003